UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.    )

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MERCK & CO., INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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2018 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

MERCK

INVENTING FOR LIFE

MERCK & CO., INC.

2000 GALLOPING HILL ROAD
KENILWORTH, NJ 07033 U.S.A.

DEAR MERCK SHAREHOLDER

KENNETH C. FRAZIER CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER APRIL 9, 2018

IT IS MY PLEASURE TO INVITE YOU TO THE 2018 ANNUAL MEETING OF SHAREHOLDERS OF MERCK & CO., INC. (“MERCK”, KNOWN AS “MSD” OUTSIDE THE UNITED STATES AND CANADA), WHICH WILL BE HELD ON TUESDAY, MAY 22, 2018, AT 9:00 A.M., AT THE BRIDGEWATER MARRIOTT, LOCATED AT 700 COMMONS WAY, BRIDGEWATER, NEW JERSEY 08807.

The attached Notice of Annual Meeting of Shareholders and proxy statement will serve as your guide to the business to be conducted and provides details regarding admission to the meeting.

For more than 125 years, Merck has pursued its mission to save and improve lives. Each year provides great opportunity to further our mission and in 2017, Merck took full advantage of that opportunity to make its mark on the world.

Our inventions, including KEYTRUDA and the hope it is providing to a growing number of patients with different cancers, show that our innovation strategy is the right one to create value for investors, patients and other stakeholders. We continue to invest significantly in research and development and believe that is the pathway to deliver urgently needed medicines and vaccines to society, which is paramount to Merck’s long-term business success.

Certainly, 2017 was a successful transitional year for our organization as we demonstrated the underlying strength of our business and grew, despite the loss of exclusivity of several products and other pressures.

This past year saw ongoing and significant progress in our oncology business anchored by KEYTRUDA, but also LYNPARZA, a PARP inhibitor, which we gained access to through a collaboration with AstraZeneca, as well as a growing pipeline of early-stage oncology assets. In vaccines, there was continued global uptake of GARDASIL and GARDASIL 9 as well as advancements in our vaccine pipeline. In our specialty and hospital medicines business, there was strong performance of BRIDION, our neuromuscular blockade reversal medicine, and other medicines as well as a submission of doravarine for HIV to the United States FDA. Finally, our animal health business continued its strong performance across a multi-species portfolio, especially BRAVECTO, for flea and tick protection.

We believe the available products and promising pipeline in these four areas—oncology, vaccines, specialty and hospital medicines, and animal health—represent key pillars for Merck. We are entering 2018 with good momentum behind these pillars and anticipate they will drive solid top- and bottom-line growth for the Company in the next year and beyond.

Today, Merck is a leader in oncology, given KEYTRUDA’s position as a foundational cancer treatment in important indications, including first-line lung cancer. The product continues to be launched around the world. With the promise of this medicine, we continue to see KEYTRUDA as a “pipeline in a product” and are supporting its development through the broadest clinical program in the immuno-oncology area. KEYTRUDA now has 10 indications and is being tested in more than 700 clinical trials across 30 types of tumors. Moving forward, we believe the results of the pivotal KEYNOTE-189 study, which demonstrates improvement in overall survival in combination with chemotherapy in first-line, nonsquamous, non-small cell lung cancer, will further differentiate KEYTRUDA from competitors. In addition to KEYTRUDA and LYNPARZA, we have more than 20 assets in our oncology pipeline.

We believe that bringing forward innovation that meaningfully addresses unmet medical needs is the key to Merck’s long-term success, and we are actively building such a pipeline. This includes focused work to reshape our discovery capabilities and engaging in finding the best external science that adds value to the pipeline and further augments our portfolio through business development.

“OUR INVENTIONS, INCLUDING KEYTRUDA AND THE HOPE IT IS PROVIDING TO A GROWING NUMBER OF PATIENTS WITH DIFFERENT CANCERS, SHOW THAT OUR INNOVATION STRATEGY IS THE RIGHT ONE TO CREATE VALUE FOR INVESTORS, PATIENTS AND OTHER STAKEHOLDERS.”

Over the past year, we experienced a number of challenges including significant impact from patent expirations, a cyber-incident and multiple natural disasters that threatened our logistics and human resources. We also continued to evolve our operating model in line with our changing portfolio and the evolving health care environment.

Despite these challenges, we delivered a strong financial performance for the year and we remain excited for Merck and what lies ahead. We expect our pipeline to continue to deliver medically important breakthroughs, and we continue to be dedicated to finding innovative ways to demonstrate the value of our products and increase patient access.

We hope that you will participate in the Annual Meeting, either by attending and voting in person or by voting through other acceptable means as described in this proxy statement as promptly as possible. Merck began distributing its Notice of Internet Availability of Proxy Materials, proxy statement and the 2017 Annual Report on Form 10-K, and proxy card/voting instruction form, as applicable, to shareholders and to employee benefit and stock purchase plan participants on April 9, 2018. Your vote is important—so please exercise your right.

Sincerely,

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PARTICIPATE IN THE FUTURE OF MERCK & CO., INC.: CAST YOUR VOTE RIGHT AWAY

MERCK & CO., INC. 2018 ANNUAL MEETING OF SHAREHOLDERS DETAILS

Date and Time:	Tuesday, May 22, 2018, at 9:00 a.m., local time
Location:	Bridgewater Marriott, 700 Commons Way, Bridgewater, New Jersey 08807
Record Date:	March 28, 2018

We hope you will exercise your rights and fully participate as a shareholder. It is very important that you vote to play a part in the future of our Company. You do not need to attend the Annual Meeting of Shareholders (“Annual Meeting”) to vote your shares.

Please cast your vote right away on all of the following proposals to ensure that your shares are represented:

		More information	Board’s recommendation	Broker discretionary voting allowed?	Votes required for approval	Abstentions and Broker Non-Votes
PROPOSAL 1	Election of Directors	Page 30	FOR each Nominee	No	Majority of votes cast	Do not count for all four proposals (no effect)
PROPOSAL 2	Non-binding Advisory Vote to Approve the Compensation of our Named Executive Officers (Say on Pay)	Page 42	FOR	No	Majority of votes cast
PROPOSAL 3	Ratification of Appointment of Independent Registered Public Accounting Firm for 2018	Page 71	FOR	Yes	Majority of votes cast
PROPOSAL 4	Shareholder Proposal	Page 73	AGAINST	No	Majority of votes cast

VOTE RIGHT AWAY

ADVANCE VOTING METHODS AND DEADLINES

If you are a shareholder of record and you plan to attend our Annual Meeting in person, please read this proxy statement with care and vote right away using any of the following methods. In all cases, have your proxy card or voting instruction form in hand and follow the instructions.

BY INTERNET USING YOUR COMPUTER	BY TELEPHONE	BY INTERNET USING YOUR TABLET OR SMARTPHONE	BY MAILING YOUR PROXY CARD

Registered Owners Visit 24/7 www.proxyvote.com	Registered Owners in the U.S. or Canada dial toll-free 24/7 1-800-690-6903	Scan this QR code 24/7 to vote with your mobile device (may require free software)	Cast your ballot, sign your proxy card and send by free post

You will need the 16-digit control number included on your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials.

The telephone and internet voting facilities will close at 11:59 p.m. Eastern Time on May 21, 2018.

If your shares are held in a stock brokerage account or by a bank or other nominee, your ability to vote by telephone or over the internet depends on your broker’s voting process. Please follow the directions provided to you by your broker, bank or nominee.

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VOTING AT THE MEETING

All shareholders of record as of the record date, March 28, 2018, may vote in person at the Annual Meeting. Meeting details are provided above. Admission procedures are provided below under the “New Admission Procedure” section of this page. Beneficial owners may vote in person at the Annual Meeting if they have a legal proxy, as described in the response to question “How do I vote?” on page 75 under the “Questions and Answers About the Annual Meeting and Voting” section.

If you own MERCK shares	How to vote in person at the Annual Meeting
■ in your name, you are a REGISTERED shareholder	■	Attend and vote in person, or send a representative with a properly executed proxy designating such person as your representative, and submit your vote by proxy ballot provided at the meeting
■ through a BROKER, BANK, OR NOMINEE, you are a BENEFICIAL OWNER	■	Attend and vote in person if you obtain a legal proxy from that institution in advance of the meeting and bring it with you to hand in along with the proxy ballot provided at the meeting

VOTING INFORMATION FOR BENEFICIAL OWNERS

If you hold your shares through a broker, bank or nominee, you are considered the beneficial owner of those shares, but not the record holder. As a beneficial owner, you will receive voting instructions from that record holder and must communicate your voting decisions to that particular institution rather than directly to the Company by using the voting instruction form that the institution provides to you. You may also vote your shares via telephone or the internet by following the specific instructions the institution provides to you for that purpose.

Your broker is not permitted to vote on your behalf on the election of directors and other matters to be considered at the Annual Meeting (except on ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for 2018). For your vote to be counted, you will need to communicate your voting decisions to your broker, bank or nominee before the date of the Annual Meeting.

NEW ADMISSION PROCEDURE

All shareholders as of the record date, March 28, 2018, may attend the Annual Meeting but must have an admission ticket and a valid, government-issued photo identification. Your request for an admission ticket must be made in advance of the Annual Meeting and received on or before May 14, 2018.

Tickets to the meeting will be available to registered and beneficial owners and to one guest accompanying each registered or beneficial owner. To gain admittance to the Annual Meeting, you must print your own ticket(s) and bring your ticket(s) to the meeting along with valid photo identification, such as a driver’s license or passport. Tickets can be printed by accessing Shareholder Meeting Registration at www.proxyvote.com and following the instructions provided (you will need the 16-digit control number included on your proxy card, voter instruction form or Notice of Internet Availability of Proxy Materials). Failure to follow these admission procedures may delay your entry into, or prevent you from being admitted to, our Annual Meeting.

Directions to the Annual Meeting will be available on your ticket or by visiting www.merck.com/finance/proxy/overview.html.

If you are unable to print your ticket(s), please contact Shareholder Meeting Registration Support at 1-844-318-0137 (toll free) or 1-925-331-6070 (international toll call) for assistance.

WEBCAST

If you are unable to attend the Annual Meeting, you will be able to view and listen to the meeting via the internet. We will broadcast the Annual Meeting as a live webcast through our website. The webcast will remain available for replay for one month following the meeting. Visit our Investor Relations website at http://investors.merck.com/events-and-presentations.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Please see the “Questions and Answers About the Annual Meeting and Voting” section beginning on page 75 for answers to common questions on the rules and procedures surrounding the proxy and Annual Meeting process.

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PROXY SUMMARY

This summary highlights information contained elsewhere in this proxy statement and does not contain all of the information that you should consider. You should read the entire proxy statement carefully before voting.

GOVERNANCE HIGHLIGHTS

The Company believes good governance is integral to achieving long-term shareholder value. We are committed to governance policies and practices that serve the interests of the Company and its shareholders. The Board of Directors monitors developments in governance best practices to assure that it continues to meet its commitment to thoughtful and independent representation of shareholder interests. The following points summarize certain aspects of our corporate governance practices and facts:

■  12 of our 13 Director Nominees are Independent

■  Annual Election of Directors

■  Strong Independent Lead Director

■  Annual Board and Committee Evaluation Process

■  Majority Voting for All Directors

■  Regular Executive Sessions of Independent Directors

■  Active Board Participation in CEO Succession Planning

■  Diverse Board in Terms of Gender, Ethnicity, Experience and Skills

■  Robust Code of Ethics

■  Risk Oversight by Full Board and Committees

■  Strong Governance and Disclosure of Corporate Political Spending

■  Board Oversight of Company Strategy

■  Transparent Public Policy Engagement

■  Longstanding Commitment to Corporate Responsibility

■  Policies Prohibiting Hedging, Short Sales and Pledging of Company Stock

■  Annual “Say on Pay” Advisory Votes

■  Policy Providing for Return of Incentive Compensation (“Clawback Policy”)

■  Share Ownership Requirements for Executives and Directors and Share Retention Policy for Executives

■  Strong Alignment Between Pay and Performance for Incentive Plans

■  Active Shareholder Engagement

■  3%, 3-year ownership for Proxy Access

■  No Shareholder Rights Plan (“Poison Pill”)

■  No Supermajority Voting Provisions

15%

HOLDERS OF 15% OF SHARES MAY CALL A SPECIAL SHAREHOLDER MEETING

PROXY ACCESS

3%,	3 YEAR OWNERSHIP

VOTING MATTERS

The following table summarizes the proposals to be considered at the Annual Meeting and the Board’s voting recommendation with respect to each proposal.

		Board vote recommendation	See page number for more detail
Management Proposals
PROPOSAL 1	Election of Directors	FOR each Nominee	30
PROPOSAL 2	Non-binding Advisory Vote to Approve the Compensation of our Named Executive Officers (Say on Pay)	FOR	42
PROPOSAL 3	Ratification of Appointment of Independent Registered Public Accounting Firm for 2018	FOR	71
Shareholder Proposal
PROPOSAL 4	Shareholder Proposal Concerning Shareholders’ Right to Act by Written Consent	AGAINST	73

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NOMINEES FOR DIRECTOR (PAGE 33)

The following provides summary information about each Director nominee. Each Director stands for election annually. Detailed information about each individual’s background, skill set and areas of experience can be found beginning on page 33.

LESLIE A. BRUN	THOMAS R. CECH, PH.D.	PAMELA J. CRAIG	KENNETH C. FRAZIER
Chairman and Chief Executive	Distinguished Professor,	Former Chief Financial	Chairman, President and
Officer, Sarr Group, LLC	University of Colorado	Officer, Accenture plc	Chief Executive Officer,
Age: 65	Age: 70	Age: 61	Merck & Co., Inc.
Director since 2008	Director since 2009	Director since 2015	Age: 63
INDEPENDENT	INDEPENDENT	INDEPENDENT	Director since 2011
Committees:	Committees:	Committees:	MANAGEMENT
Audit	Audit	Chair, Audit
Chair, Governance	Research	Governance

THOMAS H. GLOCER	ROCHELLE B. LAZARUS	JOHN H. NOSEWORTHY, M.D.	PAUL B. ROTHMAN, M.D.
Former Chief Executive Officer,	Chairman Emeritus,	President and Chief Executive	Dean of Medical Faculty and
Thomson Reuters Corporation	Ogilvy & Mather	Officer, Mayo Clinic	Vice President for Medicine,
Age: 58	Age: 70	Age: 66	The Johns Hopkins University,
Director since 2007	Director since 2004	Director since 2017	and CEO, Johns Hopkins
INDEPENDENT	INDEPENDENT	INDEPENDENT	Medicine
Committees:	Committees:	Committee:	Age: 60
Chair, C&B	C&B	Research	Director since 2015
Governance	Governance		INDEPENDENT
Committees:
Audit
Research

PATRICIA F. RUSSO	INGE G. THULIN	CRAIG B. THOMPSON, M.D.	WENDELL P. WEEKS	PETER C. WENDELL
Former Chief Executive	Chairman of the Board,	President and Chief	Chairman, Chief Executive	Managing Director,
Officer and Director,	President and Chief Executive	Executive Officer, Memorial	Officer and President,	Sierra Ventures
Alcatel-Lucent	Officer, 3M Company	Sloan-Kettering Cancer Center	Corning Incorporated	Age: 67
Age: 65	Age: 64	Age: 65	Age: 58	Director since 2003
Director since 1995	Director since 2018	Director since 2008	Director since 2004	INDEPENDENT
INDEPENDENT	INDEPENDENT	INDEPENDENT	INDEPENDENT	Committees:
Committees:	Committees:	Committee:	Committee:	C&B
C&B	C&B	Chair, Research	Research	Research
Governance	Governance

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BOARD COMPOSITION AND REFRESHMENT (PAGE 30)

On an annual basis, the Governance Committee considers the size, structure and needs of the Board, reviews possible candidates for the Board, and recommends director nominees to the Board for approval.

In selecting director nominees, the Board considers its own composition and refreshment, as well as the Company’s current and future global business strategies, opportunities, and challenges. Such considerations have resulted in the election of four new Board members over the last three years. For more information, see “Criteria and Director Nomination Process” beginning on page 30.

In consideration of the factors noted above and in light of the retirement of Mr. Carlos E. Represas, effective as of the 2018 Annual Meeting of Shareholders, the Board elected Mr. Inge G. Thulin, Chairman of the Board, President and Chief Executive Officer of 3M Company, as a new independent Director in 2018.

OUR 2018 DIRECTOR NOMINEES SNAPSHOT

Our Board possesses broad expertise, skills, experiences, and perspectives that facilitate the strong oversight and strategic direction required to govern the Company’s business and strengthen and support senior management. As illustrated by the following chart, our Board is comprised of individuals with expertise in fields that align with the Company’s business and long-term strategy, and reflects a mixture of tenure that allows for both new perspective and continuity.

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SELECT PERFORMANCE AND COMPENSATION HIGHLIGHTS FOR 2017 (PAGE 43)

(For more complete information about these topics, please review the Company’s Annual Report on Form 10-K and the complete proxy statement.)

BUSINESS HIGHLIGHTS

Exceeded Non-GAAP Pre-Tax Income goal by 1% on an ex-exchange basis.

Achieved sales growth of 1% despite the negative impact of $3.3B in loss of exclusivity and $260M from cyber-incident.

Increased Non-GAAP investment in R&D by 7% from $6.8 billion in 2016 to $7.3 billion in 2017.

SHAREHOLDER VALUE CREATION

Capital Returned to	Quarterly Dividends	Total Shareholder Return
Shareholders (dividends	(7th consecutive year of
and share repurchases)	increased dividends)	1-YEAR	3-YEAR	5-YEAR

$9.2B	2%	-1.5%	2.9%	10.1%
in 2017	compared to 2016		year -end 2017

RESEARCH & DEVELOPMENT HIGHLIGHTS

Continued to further expand the labeling and clinical development for KEYTRUDA including:

Clinical Development

Broadened clinical development with over 700 studies for more than 30 cancer types including: bladder, colorectal, esophageal, gastric, head and neck, hepatocellular, Hodgkin lymphoma, Non-Hodgkin lymphoma, melanoma, multiple myeloma, nasopharyngeal, NSCLC, ovarian, prostate, renal and triple-negative breast

Breakthrough Designations

KEYTRUDA was granted U.S. Breakthrough Therapy Designation for the following indications for the treatment of patients with:

■  Renal cell carcinoma in combination with axitinib

■  Primary mediastinal B cell lymphoma

■  Merkel cell carcinoma

■  Triple-negative breast cancer in combination with neo-adjuvant chemotherapy

■  Renal cell carcinoma in combination with LENVIMA (Jan 2018)

Regulatory Approvals

■  Relapsed or refractory classical Hodgkin lymphoma (US - pediatric and adult; EU - adult)

■  KEYTRUDA plus carboplatin and pemetrexed in first-line nonsquamous NSCLC (US)

■  Previously treated microsatellite instability-high cancer regardless of solid tumor type (US). First pan-tumor approval in US for any oncology product

■  1L cisplatin-ineligible and 2L metastatic bladder cancer (US, EU and Japan)

■  3L gastric cancer (US)

Early 2018
 Keynote Studies

■  KN-189 interim analysis showed significantly Improved OS and PFS as 1L treatment in combination with pemetrexed and platinum chemotherapy for patients with metastatic nonsquamous NSCLC (Jan 2018)

■  KN-054/EORTC1325 showed significantly improved recurrence-free survival compared to placebo as adjuvant therapy in patients with stage 3 resected high-risk melanoma (Jan 2018)

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CONTINUED TO EXECUTE AND ADVANCE DIVERSE LATE-STAGE PIPELINE FOR HIV INFECTION, COUGH, BACTERIAL INFECTION, HEART FAILURE, EBOLA, CANCER, AND PNEUMOCOCCAL DISEASE

INITIATED SEVERAL NOVEL PROGRAMS AND TESTING FOR MULTIPLE DRUG CANDIDATES IN HUMANS ACROSS MULTIPLE MODALITIES

■	Merck formed a strategic collaboration with AstraZeneca to maximize the potential of the PARP (LYNPARZA) and MEK inhibitors as monotherapies, and in combination with our anti-PD-1 therapy. LYNPARZA received broader approval for ovarian cancer, new tablet formulation, and 2nd line metastatic breast cancer (Jan 2018) (US).
■	Received US and EU (Jan 2018) approval for PREVYMIS for prophylaxis of cytomegalovirus (CMV) infection and disease in adult CMV-seropositive recipients [R+] of an allogeneic hematopoietic stem cell transplant (HSCT).
■	Received US approval for STEGLATRO as an adjunct to diet and exercise to improve glycemic control in adults with type 2 diabetes mellitus; for STEGLUJAN as an adjunct to diet and exercise to improve glycemic control in adults with type 2 diabetes mellitus when treatment with both ertugliflozin and sitagliptin is appropriate, and STEGLUROMET as an adjunct to diet and exercise to improve glycemic control in adults with type 2 diabetes mellitus who are not adequately controlled on a regimen containing ertugliflozin or metformin, or in patients who are already treated with both ertugliflozin and metformin.
■	Received approval in China for GARDASIL.

PAY IS ALIGNED TO 2017 COMPANY PERFORMANCE (PAGE 46)

Merck’s compensation programs are designed to align the interests of our executives with the interests of our shareholders. For this reason, a significant portion of the pay of our Named Executive Officers (“NEOs”) is variable and at risk, subject to Company performance as measured against financial, operating and strategic objectives, as well as relative Total Shareholder Return (“TSR”). The Company’s variable incentives demonstrate a strong linkage between pay and performance. In 2017, the Company exceeded its revenue, pre-tax income and pipeline goals, and made significant progress across various stages of the pipeline, which we believe will yield longer-term returns as new products are approved and launched. The manner in which our compensation plans operate relative to performance is described in detail beginning on page 46.

Annual Incentive – The Company Scorecard (described in more detail on page 51) focuses on our most critical business drivers—revenue, pre-tax income and pipeline—and is used to determine the payout of our annual incentive for NEOs under the Executive Incentive Plan. Our Scorecard performance during 2017 resulted in above-target achievement (113 points vs. a target of 100 points).

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Long-Term Incentive (“LTI”) – The Performance Share Units (“PSUs”) granted for the 2015-2017 performance period provided senior executives the opportunity to earn share awards based on cumulative, three-year Operating Cash Flow (“OCF”) and relative TSR performance versus our Peer Group, each weighted at 50%. The overall payout for the three-year period ending December 31, 2017 was 138%, reflecting a score of nearly 187% of target based on OCF results and 89% of target based on relative TSR results versus Peers. Additional details about our PSU program and the 2015-2017 PSU award cycle are provided beginning on page 53.

(1)	Rounded to the nearest whole percentage.
(2)	TSR as reported by Bloomberg and calculated using the average closing price of Merck and Peer company common stock for December 2014 and December 2017, assuming reinvestment of dividends.

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“SAY ON PAY” ADVISORY VOTE (PAGE 42)

In 2017, shareholders continued their support for our executive compensation programs with 95% of the votes cast for approval of the “say on pay” proposal. Consistent with the Company’s strong interest in shareholder engagement and our pay-for-performance approach, the Compensation and Benefits Committee has continued to examine our executive compensation program to ensure alignment between the interests of our executives and shareholders.

We ask that our shareholders approve, on an advisory basis, the compensation of our Named Executive Officers as further described in Proposal 2 on page 42.

For additional information, see the Compensation Discussion and Analysis in this proxy statement.

SHAREHOLDER ENGAGEMENT AND FEEDBACK (PAGE 25)

Beyond consideration of the annual “say on pay” vote, Merck regularly communicates with its shareholders to better understand their perspectives and has established a shareholder engagement program that is proactive and cross-functional. During 2017, we held discussions with a number of our largest shareholders on topics such as management and shareholder proposals, including independent Chairman, Board composition and other Board-related matters, executive compensation, Merck’s environmental and sustainability goals, and other governance matters. These discussions provided valuable insights into shareholder views.

We will continue to engage with shareholders on a regular basis to better understand and consider their views on our executive compensation programs and corporate governance practices.

AUDITORS (PAGE 71)

We ask that our shareholders ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2018. Below is summary information about PricewaterhouseCoopers LLP’s fees for 2017 and 2016.

Type of Fees (in Millions)	2017	2016
Audit Fees	$29.9	$28.2
Audit-Related Fees	5.5	5.2
Tax Fees	6.1	6.5
All Other Fees	0.6	1.8
TOTAL FEES	$42.1	$41.7

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MERCK & CO., INC.

2000 GALLOPING HILL ROAD

KENILWORTH, NJ 07033 U.S.A.

NOTICE OF
ANNUAL MEETING
OF SHAREHOLDERS

MEETING INFORMATION

MAY 22, 2018

9:00 a.m.

Bridgewater, New Jersey

TO THE MERCK SHAREHOLDERS:

The shareholders of Merck & Co., Inc. will hold their Annual Meeting on Tuesday, May 22, 2018, at 9:00 a.m., at the Bridgewater Marriott, located at 700 Commons Way, Bridgewater, New Jersey 08807. The purposes of the meeting are to:

■	Elect the 13 Director nominees named in the proxy statement;

■	Consider and act upon a proposal to approve, by non-binding advisory vote, the compensation of our Named Executive Officers;

■	Consider and act upon a proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2018;

■	Consider and act upon a shareholder proposal concerning shareholders’ right to act by written consent, if properly presented at the meeting; and

■	Transact such other business as may properly come before the meeting.

Only shareholders listed on the Company’s records at the close of business on March 28, 2018, are entitled to vote.

Merck began distributing its Notice of Internet Availability of Proxy Materials, proxy statement, the 2017 Annual Report on Form 10-K, and proxy card/voting instruction form, as applicable, to shareholders and to employee benefit and stock purchase plan participants on April 9, 2018.

April 9, 2018

By order of the Board of Directors,

Geralyn S. Ritter

Senior Vice President, Corporate Secretary and Assistant General Counsel

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 22, 2018:

The Notice of Annual Meeting of Shareholders, proxy statement and the 2017 Annual Report on Form 10-K are available free of charge at: www.proxyvote.com.

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CORPORATE GOVERNANCE

Our business is managed under the direction of our Board of Directors. The primary mission of the Board is to represent and protect the interests of our shareholders. The Board has the legal responsibility for overseeing the affairs of the Company and for the overall performance of the Company. The Board selects and oversees senior management, who are charged by the Board with conducting the daily business of the Company.

The Board has adopted corporate governance principles (the “Policies of the Board”), which, in conjunction with our Restated Certificate of Incorporation, By-Laws and Board committee charters, form the governance framework for the Board and its Committees. Among the subjects addressed by the Policies of the Board are the philosophy and functions of the Board, composition of the Board including the independent Lead Director responsibilities, categorical independence standards, qualifications of members, assessment of the Board, committee responsibilities, director transition and retirement, service on other boards, director compensation, stock ownership guidelines, chairmanship of meetings, director orientation and continuing education, incumbent Director resignation and related person transactions. From time to time, the Board revises the Policies of the Board in response to changing regulatory requirements, evolving best practices, and the perspectives of our shareholders and other constituents.

GOVERNANCE MATERIALS

The following items relating to corporate governance at Merck are available on our website at www.merck.com/about/leadership

■	Restated Certificate of Incorporation of Merck & Co., Inc.	■	Merck Board Committee Charters
■	By-Laws of Merck & Co., Inc.	■	Shareholder Communications with the Board
■	Policies of the Board—a statement of Merck’s corporate governance principles	■	Merck Code of Conduct—Our Values and Standards

BOARD’S ROLE IN STRATEGIC PLANNING

In connection with its responsibility for overseeing the affairs of the Company, the Board of Directors has an obligation to keep informed about the Company’s business and strategies. This involvement enables the Board to provide guidance to management in formulating and developing plans and to exercise independently its decision-making authority on matters of importance to the Company. Acting as a full Board and through the Board’s four standing committees (Audit Committee; Compensation and Benefits Committee; Governance Committee; and Research Committee), the Board is fully involved in the Company’s strategic planning process.

Each year, typically in the summer, senior management will set aside a specific period to review and refine the Company’s long-range operating plan and overall corporate strategy. Strategic areas of importance will include basic research and clinical development; global marketing and sales; manufacturing strategy, capability and capacity; and the public policy and political environments that affect the Company’s business and operations. Specific operating priorities will be developed to effectuate the Company’s long-range plan. Some of the priorities will be short-term in focus; others will be based on longer-term planning horizons. Senior management will review the conclusions reached with the Board at one or more meetings that usually occur in the fall. These meetings are focused on corporate strategy and involve both management presentations and input from the Board regarding the assumptions, priorities and strategies that form the basis for management’s operating plans.

At subsequent Board meetings, the Board continues to review substantively the Company’s progress against its strategic plans and to exercise oversight and decision-making authority regarding strategic areas of importance and associated funding authorizations. For example, in the winter, the Board typically reviews the Company’s overall annual performance and considers the operating budget and capital plan for the year. In this time period, the Board also usually finalizes specific criteria against which the Company’s performance will be evaluated. In addition, Board meetings held throughout the year target specific strategies (for example, basic research) and important areas of the business (for example, oncology) for extended, focused Board input and discussion. These time frames are flexible, however, and the Board adjusts its meeting agendas and plans to reflect business priorities and developments.

The role that the Board plays is inextricably linked to the development and review of the Company’s strategic plan. Through these procedures, the Board encourages the long-term success of the Company by exercising sound and independent business judgment on the strategic issues that are important to the Company’s business.

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INDEPENDENCE OF DIRECTORS

The Policies of the Board require that a substantial majority of the members of the Board of Directors be independent members. In making independence determinations, the Board observes all criteria for independence established by the U.S. Securities and Exchange Commission (the “SEC”) and the New York Stock Exchange (the “NYSE”). The Board considers all relevant facts and circumstances in making an independence determination. To be considered independent, an outside director must meet the bright line independence tests established by the NYSE and the Board must affirmatively determine that the director has no direct or indirect material relationship with the Company. A material relationship is one which impairs or inhibits—or has the potential to impair or inhibit—a director’s exercise of critical and disinterested judgment on behalf of the Company and its shareholders.

In accordance with the NYSE Corporate Governance Listing Standards, in determining the independence of any director who will serve on the Compensation and Benefits Committee, the Board also considers all factors specifically relevant to determining whether the director has a relationship with the Company that is material to the director’s ability to be independent from management in connection with the duties of a member of the Compensation and Benefits Committee.

CATEGORICAL INDEPENDENCE STANDARDS

The Board has adopted categorical standards as part of the Policies of the Board to assist it in making independence determinations. The standards as set forth in the Policies of the Board are available on our website at www.merck.com/about/leadership.

The Governance Committee reviews the Board’s approach to determining director independence periodically and recommends changes, as appropriate, for consideration and approval by the full Board.

INDEPENDENCE DETERMINATIONS

In accordance with the NYSE Corporate Governance Listing Standards and the categorical standards reflected in the Policies of the Board, the Board reviewed relationships between the Company and each Director and has determined that, with the exception of Kenneth C. Frazier, who is a Company employee, each non-management Director (Leslie A. Brun, Thomas R. Cech, Pamela J. Craig, Thomas H. Glocer, Rochelle B. Lazarus, John H. Noseworthy, Paul B. Rothman, Patricia F. Russo, Inge G. Thulin, Craig B. Thompson, Wendell P. Weeks, and Peter C. Wendell, as well as Carlos E. Represas who will retire from the Board at the Annual Meeting) has only immaterial relationships with the Company, and accordingly each is independent under these standards. The Board has also determined that each member of the Audit Committee; the Compensation and Benefits Committee; and the Governance Committee is independent within the meaning of the NYSE Corporate Governance Listing Standards and rules of the SEC.

In making these determinations, the Board considered relationships that exist between the Company and other organizations where each Director serves, and that in the ordinary course of business, transactions may occur between the Company, or one of our subsidiaries, and such organizations. The Board also evaluated whether there were any other facts or circumstances that might impair a Director’s independence.

As previously disclosed, the Company and Corning Incorporated (“Corning”), for which Mr. Weeks serves as Chairman, Chief Executive Officer and President, are parties to a Joint Research and Development Agreement (“R&D Agreement”) aimed at developing new glass materials. In 2011, the R&D Agreement was first reviewed and approved by the Board’s Corporate Governance Committee (“Governance Committee”) and reviewed by the Board, other than Mr. Weeks who recused himself from the Board’s deliberations and vote with respect to this agreement, to confirm Mr. Weeks’ continued independence. The Governance Committee has conducted regular oversight of the R&D Agreement. In 2014, Merck and Corning entered into two follow-on agreements: a multi-year component supply agreement (“Supply Agreement”) with minimum volume commitments and a royalty agreement (“Royalty Agreement”), which Royalty Agreement also amended the R&D Agreement. Both agreements were reviewed and approved by the Governance Committee and the entire Board, other than Mr. Weeks who recused himself from the Board’s deliberations and vote with respect to these agreements. As previously disclosed, prior to 2016, Merck reimbursed Corning for an aggregate of $23 million for development costs incurred under the R&D Agreement. An additional $7 million of reimbursable costs remain to be paid upon the achievement of final milestones set forth in the R&D Agreement. In 2017, Merck reimbursed Corning for approximately $400,000 for intellectual property filing costs incurred by Corning in 2016. Merck is presently reviewing the intellectual property filing costs incurred by Corning in 2017 and expects to reimburse Corning for approximately $400,000 in additional costs in 2018. Merck also expects to reimburse Corning for additional intellectual property filing costs in the future. Commencing in 2019, the Company expects to receive royalties under the Royalty Agreement. In addition, in 2017 the Company made purchases from Corning in the ordinary course of business unrelated to the Supply Agreement. Finally, the Company anticipates making a milestone payment of $15 million to Corning under the Supply Agreement upon the approval by the FDA of vials developed under the R&D Agreement as a packaging material for GARDASIL and Corning’s delivery to Merck of 30 million vials which is expected in 2022 or 2023.

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Drs. Cech, Noseworthy, Rothman and Thompson are employed at medical or academic institutions with which the Company engages in the ordinary course of business transactions in the form of purchases and sales. The Board reviewed transactions with each of these entities and determined that the individual Director had no role with respect to the Company’s decision to make any of the purchases or sales and the aggregate amounts in each case were less than 2% of the consolidated gross revenues of the other organization and the Company.

BOARD LEADERSHIP STRUCTURE

The Board of Directors is currently led by Kenneth C. Frazier, who serves as the Chairman of the Board, and by Leslie A. Brun, an independent Director, who serves as the Board’s Lead Director in accordance with the Policies of the Board. The Board, comprised entirely of independent Directors, other than Mr. Frazier, remains highly independent, empowered and engaged. Further, the independent Directors remain committed to evaluating our Board leadership structure at least annually.

The Board meets in executive session without the CEO and Chairman at each in-person Board meeting. These executive sessions are led by the independent Lead Director. During these sessions, the Directors discuss developments since the last in-person meeting, supporting materials provided at the Board Meetings, as well as topics such as CEO succession planning.

LEAD DIRECTOR

The position of Lead Director at Merck comes with a clear mandate and significant authority and responsibilities as set out in the Policies of the Board. These include:

Board Meetings and Executive Sessions	■	The authority to call meetings of the independent members of the Board.
	■	Presiding at all meetings of the Board at which the Chairman of the Board is not present, including executive sessions of the independent members of the Board.
Communicating with Management	■	Serving as the principal liaison on board-wide issues between the independent members of the Board and the Chair/CEO.
Agendas	■	Approving meeting agendas for the Board and the information sent to the Board, including supporting material for meetings.
Meeting Schedules	■	Approving meeting schedules to ensure that there is sufficient time for discussion of all agenda items.
Communicating with Shareholders and Stakeholders	■	Being available for consultation and direct communication with major shareholders, as appropriate.
	■	Serving as a liaison between the Board and shareholders on investor matters.
Board Performance Evaluation	■	Leading the annual performance evaluation of the Board.
Chair and CEO Performance Evaluations	■	Leading the annual performance evaluation of the Chair/CEO.
CEO Succession	■	Leading the CEO succession planning process.

The Board of Directors has four standing committees, each of which is comprised solely of independent Directors and is led by an independent chair. The role of each of these committees is described beginning on page 22.

The Board believes that the Company and its shareholders are well-served by the Board’s current leadership structure. The independent Lead Director is appointed by the Board of Directors to a three-year term. Having an independent Lead Director vested with key duties and responsibilities and four independent Board committees chaired by independent Directors provides a formal structure for strong independent oversight of the Chairman and Chief Executive Officer and the rest of our management team.

Furthermore, having Mr. Frazier serve as Chairman and CEO adds substantial strategic and operational perspective to the Chairman role. His years of senior management and executive leadership experience at Merck provide valuable business and cultural insight into the Company to the benefit of the Board and puts him in the best position to provide effective leadership.

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SUCCESSION PLANNING

The Board regularly reviews short and long-term succession plans for the Chief Executive Officer (“CEO”) and for other senior management positions. In assessing possible CEO candidates, the independent Directors identify the skills, experience and attributes they believe are required to be an effective CEO in light of the Company’s global business strategies, opportunities and challenges. The Board also ensures that Directors have substantial opportunities over the course of the year to engage with possible succession candidates and have access to external consultants, as needed.

The Board also considers its own composition and succession plans. Discussion of these topics is an important part of the annual Board evaluation process. In Director succession planning, the Governance Committee and the Board take into account, among other things, the needs of the Board and the Company in light of the overall composition of the Board with a view towards achieving a balance of the skills, experience and attributes that would be essential to the Board’s oversight role. The Policies of the Board also provide for a mandatory retirement policy whereby a director who has reached the age of 72 shall not be nominated to our Board at the next succeeding annual meeting of shareholders. The Governance Committee considers this policy and the schedule of upcoming Director retirements in determining the right approach to maintaining a strong composition of Director skills and experiences. For more information, see “Criteria and Director Nomination Process” on page 30.

ANNUAL BOARD EVALUATION

The Board conducts an evaluation of its performance and effectiveness, as well as that of the four standing committees, on an annual basis. The purpose of the evaluation is to track progress in certain areas targeted for improvement and to identify ways to enhance the overall effectiveness of the Board and Committees. As part of the evaluation, each Director completes a written questionnaire developed by the Governance Committee to provide feedback on the effectiveness of the Board, the Committees, as well as the level and quality of the Directors’ own contributions. The independent Lead Director, Leslie A. Brun, who serves as the Chair of the Governance Committee, also conducts a private interview with each Board member designed to gather additional suggestions to improve Board effectiveness and solicit additional feedback on Board operations, composition, and priority agenda topics. The collective ratings and comments of the Directors are compiled and then presented by the Lead Director to the full Board for discussion and action. In 2018, for example, the process resulted in a number of recommendations, including recommendations regarding priority agenda topics in 2018 and that the Board hold its meetings in a wider variety of locations relevant to the Company’s operations.

Each year, the independent Lead Director conducts a personal interview with each Board member to gather in-depth perspectives and candid insight about Board, Committee and individual Director performance and suggestions for improvement.

Each year, the independent Lead Director conducts a personal interview with each Board member to gather in-depth perspectives and candid insight about Board, Committee and individual Director performance and suggestions for improvement.

RISK OVERSIGHT

The Board of Directors has two primary methods of overseeing risk. The first method is through its Enterprise Risk Management (“ERM”) process which allows for full Board oversight of the most significant risks facing the Company. The second is through the functioning of the Board committees.

Management has established an ERM process to ensure a complete Company-wide approach to evaluating risk over five distinct but overlapping core areas:

Responsibility and Reputation	Risks that may impact the well-being of the Company, its employees, customers, patients, communities or reputation
Strategy	Macro risks that may impact our ability to achieve long-term business objectives
Operations	Risks in operations and cybersecurity that may impact our ability to achieve business objectives
Compliance	Risks related to compliance with laws, regulations and Company policies
Reporting	Risks to maintaining accurate financial statements and timely, complete financial disclosures

The goal of the ERM process is to provide an ongoing process, implemented across each business unit and corporate function, to identify and assess risk, and to monitor risk and agreed-upon mitigating action. Furthermore, in the event of a risk materializing into an incident, the ERM process ensures that effective response and business continuity plans are in place. Where the ERM process identifies a material risk, it will be elevated through the CEO and the Executive Committee of the Company to the full Board of Directors for its consideration.

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The Audit Committee periodically reviews the ERM process to ensure that it is robust and functioning effectively. The Audit Committee has responsibility for overseeing the Company’s risk management program relating to cybersecurity; however, the full Board participates in periodic reviews and discussion dedicated to the Company’s cyber risks, threats and protections.

In addition to the ERM process, each committee of the Board oversees specific areas of risk relevant to the committee through direct interactions with the CEO, members of the Company’s Executive Committee and the heads of business units and corporate functions. For instance, the Audit Committee oversees risk relating to Finance, Business Integrity and Sarbanes-Oxley reporting through its interactions with the CFO, Chief Compliance Officer, Controller, and the Head of Internal Audit. A committee may address risks directly with management, or, where appropriate, may elevate a risk for consideration by the full Board or the appropriate Board Committee.

The separate ERM process and Board committee approach to risk management leverages the Board’s leadership structure to ensure that risk is overseen by the Board on both a Company-wide approach and through specific areas of competency.

RELATED PERSON TRANSACTIONS

RELATED PERSON TRANSACTION POLICY

The Board of Directors has adopted a written policy (the “Policy”) governing the review and approval of any transactions that Company management determines would be required to be publicly disclosed under Item 404(a) of Securities and Exchange Commission Regulation S-K (“Item 404(a)”).

The Policy requires that related person transactions, and any material amendments or modifications to such transactions shall be subject to review, approval or ratification by the Board, or a committee of the Board, and monitoring in accordance with the standards set forth in the Policy and available on our website at www.merck.com/about/leadership. The Policy is administered by the Governance Committee and is contained in the Policies of the Board.

The following process and guidelines are followed by the Governance Committee in determining whether to approve a related person transaction:

■	Company management is responsible for identifying transactions that are or would be related person transactions requiring review under this Policy through annual submission of and any interim update to Director and Officer questionnaires (“D&O Questionnaire”) or conflict of interest certifications, review of existing or proposed transactions with any shareholders owning five percent or greater of the Company’s outstanding common stock as of the date upon which we received notice of such party’s status as a related person, and through other disclosures to and reviews by management. Management is required to provide the Governance Committee all material information relevant to all related person transactions, with the exception of related person transactions that are excluded from the reporting requirements under Item 404(a), which shall not be subject to review, approval or ratification by the Governance Committee pursuant to this policy.

■	Charitable contributions, grants or endowments by the Company to a university or other academic institution at which a related person’s only interest is as a professor of such university or other academic institution and the aggregate amount involved does not exceed 0.5% of the recipient organization’s total annual revenues shall be deemed pre-approved pursuant to this policy. Notwithstanding the foregoing, a charitable contribution, grant or endowment shall not be deemed pre-approved where the related person has any role in the proposal or review of the contribution, grant or endowment or will specifically benefit from it personally or professionally.

■	The members of the Governance Committee review the material facts of related person transactions, and the disinterested members of the Governance Committee shall either approve or disapprove the transactions. The Governance Committee only approves the transaction(s) if it determines that such transaction(s) is fair and reasonable. If advance approval by the Governance Committee is not feasible, then the related person transaction is considered and, if the Governance Committee determines it to be appropriate, ratified by the disinterested members of the Governance Committee. If after considering the relevant facts and circumstances in connection with such transaction, the Governance Committee determines that it cannot ratify the related person transaction, then the Governance Committee takes such course of action as it deems appropriate under the circumstances.

■	As necessary, the Governance Committee reviews approved (including pre-approved) or ratified related person transactions throughout the duration of the term of the transaction, but no less than annually, to ensure that such transaction remains fair and reasonable.

■	In determining whether a related person transaction is fair and reasonable, the Governance Committee considers all relevant factors, including as applicable: (i) the Company’s business rationale for entering into the transaction; (ii) the alternatives to entering into a related person transaction; (iii) whether the transaction is on terms comparable to those generally available to an unaffiliated third party under the same or similar circumstances; (iv) the extent of the related person’s interest in the transaction; (v) the potential for the transaction to lead to an actual or apparent conflict of interest; and (vi) the impact on a director’s independence in the event the related person is a director or director nominee, an immediate family member of a director or director nominee, or an entity in which a director or director nominee is a partner, shareholder or executive officer.

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CERTAIN RELATED PERSON TRANSACTIONS

Each Director, Director nominee and executive officer of Merck annually completes and submits to the Company a D&O Questionnaire. The D&O Questionnaire requests, among other things, information regarding whether any Director, Director nominee, executive officer or their immediate family members had an interest in any transaction, or proposed transaction, with Merck or its subsidiaries, or has a relationship with a company which had or proposes to enter into such a transaction.

After review of the D&O Questionnaires by the Office of the Secretary, the responses are collected, summarized and distributed to responsible areas within the Company to identify any potential transactions. All relevant relationships and any transactions, along with payables and receivables, are compiled for each person and affiliation. Management submits a report of the affiliations, relationships, transactions and appropriate supplemental information to the Governance Committee, which is comprised of independent Directors, for its review.

Upon review by the Governance Committee of the report of related person transactions, no transactions require disclosure under Item 404(a).

BOARD MEETINGS AND COMMITTEES

In 2017, the Board of Directors met seven times. Under the Policies of the Board, Directors are expected to attend regular Board meetings, Board committee meetings and annual shareholder meetings.

The independent Directors of the Board met in thirteen executive sessions in 2017. Mr. Brun, Lead Director of the Board, presided over the executive sessions. Eleven of the thirteen Directors attended the 2017 Annual Meeting of Shareholders.

The Board of Directors has four standing committees, each of which is comprised solely of independent Directors: Audit Committee; Compensation and Benefits Committee; Governance Committee; and Research Committee. In addition, the Board from time to time establishes special purpose committees. All of our standing committees are governed by Board-approved charters, which are avaliable on our website at www.merck.com/about/leadership/board-of-directors. The committees evaluate their performance and review their charters annually. Additional information about the committees is provided below. As a non-independent director, Mr. Frazier is not a member of any Board committee.

All Directors attended at least 75% of the meetings of the Board and of the committees on which they served in 2017.

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Members of the individual standing committees, as of April 1, 2018, are named below:

AUDIT COMMITTEE
PAMELA J. CRAIG	Members: Leslie A. Brun, Thomas R. Cech, Ph.D., Pamela J. Craig and Paul B. Rothman, M.D. Number of meetings in 2017: 10
Chair
THE PRIMARY FUNCTIONS OF THIS COMMITTEE ARE TO:
■	oversee our accounting, financial reporting process, internal controls and audits, and consult with management, the internal auditors and the independent registered public accounting firm (the independent auditors) on, among other items, matters related to the annual audit, the published financial statements and the accounting principles applied;
■	appoint, evaluate and retain our independent auditors;
■	maintain direct responsibility for the compensation, termination and oversight of our independent auditors and evaluate the independent auditors’ qualifications, performance and independence;
■	monitor compliance with the Foreign Corrupt Practices Act and the Company’s policies on ethical business practices and report on these items to the Board; and
■	oversee the ERM process.

The Audit Committee has established policies and procedures for the pre-approval of all services provided by the independent auditors, which are described on page 72 of this proxy statement and the approval of the annual internal audit plan as executed by the Internal Audit organization. Further, the Audit Committee has established procedures for the receipt, retention and treatment, on a confidential basis, of complaints received by the Company, which are described under “Shareholder Communications with the Board” on page 26 of this proxy statement.

The Audit Committee’s Report is included on page 71 of this proxy statement.

FINANCIAL EXPERTS ON AUDIT COMMITTEE

The Board has determined that Mr. Brun and Ms. Craig are “audit committee financial experts” as defined by the SEC and that each has accounting or related financial management expertise as required by NYSE Corporate Governance Listing Standards.

COMPENSATION AND BENEFITS COMMITTEE
THOMAS H. GLOCER	Members: Thomas H. Glocer, Rochelle B. Lazarus, Carlos E. Represas(1), Patricia F. Russo, Inge G. Thulin(2) and Peter C. Wendell Number of meetings in 2017: 5
Chair
THE PRIMARY FUNCTIONS OF THIS COMMITTEE ARE TO:
■	establish and maintain a competitive, fair and equitable compensation and benefits policy designed to retain and motivate executives on behalf of the Company and to attract the talent necessary to successfully execute the Company’s long-term strategic plan;
■	discharge the Board’s responsibilities for compensating our executives;
■	oversee and monitor
	•	competence and qualifications of our senior management,
	•	senior management succession,
	•	soundness of the organizational structure, and
	•	other related matters necessary to ensure the effective management of the business; and
■	review the Compensation Discussion and Analysis (“CD&A”) for inclusion in our proxy statement.

More specifically, the Compensation and Benefits Committee (the “C&B Committee”) annually reviews and approves corporate goals and objectives relevant to the total direct compensation opportunity—that is, changes in base salary, non-equity and equity incentive plan compensation—of the Chairman and CEO and other executive officers; evaluates their performance against these goals and objectives; and, based on this evaluation, sets their target total direct compensation and determines payouts under our variable compensation plans. The details of the processes and procedures involved are described in the CD&A beginning on page 43. The independent members of the full Board ultimately make the final decisions regarding the Chairman and CEO’s total direct compensation.

The C&B Committee Report is included on page 56 of this proxy statement.

(1)	Will retire effective as of the 2018 Annual Meeting of Shareholders
(2)	Joined the Board of Directors on March 1, 2018

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ROLE OF COMPENSATION CONSULTANTS

The C&B Committee retains the services of a compensation consultant to serve as an objective third-party advisor on the reasonableness of compensation levels and on the appropriateness of the compensation program structure in supporting our business strategy and human resource objectives. Since 2008, the C&B Committee has retained FW Cook as its compensation consultant. In addition, FW Cook is periodically retained by the Governance Committee to assist with a review of the Directors’ compensation program.

INDEPENDENCE OF COMPENSATION CONSULTANT

The C&B Committee annually reviews the services provided by FW Cook and has concluded that FW Cook is independent in providing executive compensation consulting services. The C&B Committee conducted a specific review of its relationship with FW Cook in 2016, and, consistent with the guidance provided under the Dodd-Frank Act, and by the SEC and the NYSE, determined that FW Cook’s work for the C&B Committee did not raise any conflicts of interest. In making this determination, the C&B Committee reviewed information provided by FW Cook on the following factors:

■	the provision of other services to Merck by FW Cook;

■	the amount of fees received from Merck by FW Cook as a percentage of the total revenue of FW Cook;

■	the policies and procedures of FW Cook that are designed to prevent conflicts of interest;

■	any business or personal relationship of the C&B Committee’s advisor with a member of the C&B Committee;

■	any stock of Merck owned by the C&B Committee’s advisor or the advisor’s immediate family members; and

■	any business or personal relationship of the C&B Committee’s advisor or any other employee at FW Cook with an executive officer of Merck.

In particular, the C&B Committee noted that (i) FW Cook provided no other services to Merck, other than occasional non-material assistance to the Human Resources staff related to FW Cook’s C&B committee-related duties; and (ii) FW Cook’s work is performed directly on behalf of the Board working in cooperation with management, to assist both the C&B and the Governance Committees with executing their respective responsibilities.

SERVICES PERFORMED DURING 2017

During 2017, FW Cook supported the C&B Committee by:

■	reviewing our competitive market data with respect to the CEO’s and other senior executives’ compensation;

■	providing guidance and analysis on executive compensation plan design, market trends, regulatory developments and best practices;

■	assisting with design and setting of performance goals in the variable incentive plans;

■	assisting in determining Chairman and CEO target total direct compensation and payouts under the Executive Incentive Plan; and

■	assisting with the preparation of public filings related to executive compensation, including the CD&A, CEO pay ratio and the accompanying tables and footnotes.

FW Cook also assisted the Governance Committee in assessing Directors’ compensation program in 2017.

Since 2010, the Company’s Human Resources department has retained Pay Governance LLC to provide various services pertaining to executive compensation. Pay Governance LLC had no direct role in the C&B Committee’s deliberations or decisions.

COMPENSATION AND BENEFITS COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Mr. Thomas H. Glocer, Ms. Rochelle B. Lazarus, Mr. Carlos E. Represas, Ms. Patricia F. Russo, and Mr. Peter C. Wendell served on the C&B Committee during 2017. There were no C&B Committee interlocks or insider (employee) participation during 2017.

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GOVERNANCE COMMITTEE
LESLIE A. BRUN(1)	Members: Leslie A. Brun, Pamela J. Craig, Thomas H. Glocer, Rochelle B. Lazarus, Carlos E. Represas(2), Patricia F. Russo and Inge G. Thulin(3) Number of meetings in 2017: 3
Chair

THE PRIMARY FUNCTIONS OF THIS COMMITTEE ARE TO:
■	consider and make recommendations on matters related to the practices, policies and procedures of the Board and take a leadership role in shaping the corporate governance of the Company;
■	assess the size, structure and composition of the Board and Board committees, coordinate evaluation of Board performance, and review Board compensation, related person transactions, D&O indemnity and Fiduciary Liability insurance coverage for the Company’s Officers and non-employee Directors;
■	act as a screening and nominating committee for candidates considered for nomination by the Board for election as Directors as further described on page 30 and oversee the Board’s Incumbent Director Resignation Policy as further described on page 32;
■	advise the Board of Directors and management on Company policies and practices that pertain to our responsibilities as a global corporate citizen, our obligations as a pharmaceutical company whose products and services affect health and quality of life around the world, and our commitment to high standards of ethics and integrity;
■	review the Company’s Good Manufacturing Practice compliance, including internal and external audits, its Environmental, Health and Safety practices, our supply chain manufacturing strategy and governance, as well as our third party sourcing program, our business continuity plans and its privacy policies and practices; and
■	review social, political and economic trends that affect our business; review the positions and strategies that we pursue to influence public policy; monitor and evaluate our corporate citizenship programs and activities, including the support of charitable, political and educational organizations and political candidates and causes; and review legislative, regulatory, privacy and other matters that could impact our shareholders, customers, employees and communities in which we operate.

RESEARCH COMMITTEE
CRAIG B. THOMPSON, M.D.	Members: Thomas R. Cech, Ph.D., John H. Noseworthy, M.D., Paul B. Rothman, M.D., Craig B. Thompson, M.D., Wendell P. Weeks and Peter C. Wendell Number of meetings in 2017: 4
Chair

THE PRIMARY FUNCTIONS OF THIS COMMITTEE ARE TO:
■	assist the Board in its oversight of matters pertaining to our strategies and operations for the research and development of pharmaceutical products and vaccines;
■	identify areas and activities that are critical to the success of our drug and vaccine discovery, development and licensing efforts, as well as evaluate the effectiveness of our drug and vaccine discovery, development and licensing strategies and operations;
■	keep the Board apprised of this evaluation process and findings and make appropriate recommendations to the President of Merck Research Laboratories and to the Board on modifications of strategies and operations; and
■	assist the Board in its oversight responsibilities to ensure compliance with the highest standards of scientific integrity in the conduct of Merck research and development.
(1)	Lead Director of the Board of Directors
(2)	Will retire effective as of the 2018 Annual Meeting of Shareholders
(3)	Joined the Board of Directors on March 1, 2018

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SHAREHOLDER ENGAGEMENT

Merck regularly communicates with its shareholders to better understand their perspectives and has established a shareholder engagement program that is proactive and cross-functional. Throughout the year, members of Investor Relations, the Office of the Secretary, Human Resources, the Office of Corporate Responsibility, and other subject-matter experts within the Company engage with our shareholders to remain well-informed regarding their perspective on current issues, as well as to address any questions or concerns. These teams serve as liaisons between shareholders, members of senior management and the Board.

In addition, we conduct an extensive shareholder outreach program with our largest shareholders twice a year focused on governance and executive compensation. We believe that it is most productive to discuss governance and compensation issues well in advance of the months leading up to the Annual Meeting, which allows management and the Board to gather information about investor perspectives and make educated and deliberate decisions that are balanced and appropriate for Merck’s diverse shareholder base and in the best interest of the Company.

During 2017, we held discussions with a number of our shareholders in the spring before the 2017 Annual Meeting of Shareholders and once again in late fall. We also regularly seek to take advantage of other engagement opportunities and events.

Given our large shareholder base, we concentrate our shareholder outreach efforts on our largest 30 shareholders that represent approximately 41.4% of our ownership. In 2017, among the specific matters we discussed were:

■	management and shareholder proposals, including with respect to an independent chairman;

■	Board-related matters, including Board composition, diversity, leadership and succession planning;

■	executive compensation, including CEO pay ratio disclosure, alignment between compensation and 2016 performance and review of continued impact of the new plan design;

■	Merck’s new environmental sustainability goals announced in 2017; and

■	other governance matters and any policy changes recently adopted or under consideration by our institutional shareholders.

These discussions provided valuable insights into shareholder views of our current governance practices and executive compensation programs as well as the shareholders’ voting processes and policies. We were pleased that in the aggregate, our top shareholders expressed no consistent concerns about our Board, corporate governance or executive compensation programs or practices. The feedback received was summarized and presented to the Governance Committee, the C&B Committee and the full Board. We have also incorporated certain suggestions to enhance or clarify our disclosures into this proxy statement.

Our Board also previously considered shareholder-director engagement and has confirmed the availability of the Board’s independent Lead Director, Leslie A. Brun, or other members of the Board for consultation with major shareholders in appropriate situations. We will continue to engage with shareholders on a regular basis to better understand and consider their views.

PROXY ACCESS

After engaging with a number of our largest shareholders, our Board of Directors proactively amended our By-Laws on July 22, 2015, to give shareholders a right to proxy access for Director nominations. Our amended By-Laws allow a shareholder or a group of no more than 20 shareholders, who has maintained continuous qualifying ownership of at least 3% of the Company’s outstanding common stock for at least three years and has complied with the other requirements set forth in the By-Laws, to include director nominees constituting up to 20% of the Board in the Company’s proxy materials for an annual meeting of shareholders. The amended By-Laws are available on our website at www.merck.com/about/leadership.

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SHAREHOLDER COMMUNICATIONS WITH THE BOARD

The Board of Directors welcomes input from shareholders and other interested parties and has established a process to receive these communications. Shareholders and interested parties who wish to do so may communicate directly with the Board, the independent Lead Director, the non-management or independent Directors as a group, or other members of the Board by writing to the following address:

Board of Directors

Merck  & Co., Inc.

2000 Galloping Hill Road, K1-4157

Kenilworth, NJ 07033 U.S.A.

In order to manage efficiently the volume of correspondence received, communications will be reviewed by the Corporate Secretary for the purpose of determining whether the contents are appropriate for submission to the entire Board, the Chairman, the independent Lead Director or Chair of the relevant committee. Examples of communications that would be considered inappropriate for submission to members of the Board include the following:

■	communications that advocate that the Company engage in illegal activity;
■	communications that, under community standards, contain offensive or abusive content;
■	communications that have no relevance to the role of the Board or to the business of the Company;
■	resumes or other job-related inquiries; and
■	mass mailings, solicitations and advertisements.

Comments or questions regarding the nomination of directors and other corporate governance matters will be referred to the Chair of the Governance Committee. Comments or questions regarding executive compensation will be referred to the Chair of the C&B Committee.

In addition, the Audit Committee has established procedures for the receipt, retention and treatment, on a confidential basis, of complaints regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters. These procedures are described in the Merck Code of Conduct—Our Values and Standards, which is also available on our website at www.merck.com/about/leadership.

Information on communications to the Board may also be found on our website at www.merck.com/about/leadership.

POLITICAL CONTRIBUTIONS AND LOBBYING EXPENDITURE OVERSIGHT AND DISCLOSURE

The Company is committed to participating constructively and responsibly in the policymaking process, and to providing information and analysis on the issues that affect our business and patient care. As described on our website, our participation in the public policy debate is focused on two key objectives: encouraging innovation and improving patient access to quality healthcare. The Company’s public policy positions are determined by senior management with oversight by the Governance Committee. The Company’s political contributions are made in accordance with Company policies and procedures also overseen by senior management. The Governance Committee monitors all such contributions.

The Company publicly discloses and regularly updates information regarding its public policy positions and advocacy expenditures (www.merck.com/about/views-and-positions and www.msdresponsibility.com/our-approach/public-policy).

In addition, the Company strictly complies with the disclosure obligations imposed by the numerous federal, state and local laws that regulate the Company’s political contributions and expenditures at all levels.

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COMMITMENT TO CORPORATE RESPONSIBILITY

Our corporate responsibility approach is aligned with our Company’s focus on invention, and underscores our commitment to overcoming the greatest obstacles to health and well-being, developing and rewarding our employees, protecting the environment, and operating with the highest standards of ethics and transparency.

Reflecting our commitment to managing environmental, social and governance (ESG) issues, we continue to focus our approach to corporate responsibility and sustainability in four primary areas that are of greatest relevance to our business and society: Access to Health, Environmental Sustainability, Employees, and Ethics  & Transparency.

“Whether it is by inventing breakthrough medicines and vaccines that address critical areas of growing, global medical need, improving access to health care, protecting the environment or engaging employees, we are committed to making the world a better place today and for generations to come.”

Kenneth C. Frazier, Chairman, President and Chief Executive Officer

ACCESS TO HEALTH

We believe it is our responsibility to address the health needs of patients and society through transformational science: inventing vaccines, medicines and animal health products to help millions around the world.

Expanding access to health is a business imperative for optimizing and sustaining our business over the long term. Through a range of policies, programs and partnerships, we are focused on transforming the future of human and animal health.

293M people reached through our major programs and partnerships

ENVIRONMENTAL SUSTAINABILITY

The world’s resources are limited, and over the next few decades the demand for energy, clean water and other natural resources will increase substantially due to population growth and economic development. Additionally, climate change is projected to significantly impact human health and could present risks to our business. As a global company, we believe that we have a responsibility to use resources wisely and drive innovations that will enable global development while protecting and preserving both the planet and the communities in which we live and work.

We recently developed a new set of environmental goals by assessing the external influences that could potentially impact our Company and, in turn, our patients over the near and long term. See the back cover of this proxy statement for more information on our environmental goals.

3.1B gallons of water saved over the past 5 years

EMPLOYEES

Addressing today’s health challenges demands the diverse talents, resources and cooperation of everyone who can play a role in saving and improving people’s lives. We are committed to maintaining a workplace where our employees and business can thrive.

We are working to create a 21st-century workforce that is gender-balanced and inclusive of top, diverse talent. A positive, inclusive and high-performing work environment is essential in order for our employees to feel welcomed and valued, and to be able to fully contribute to the business objectives of their teams.

39% of our management roles in 2016 were held by women 37% of new U.S. hires in 2016 were members of underrepresented ethnic groups

ETHICS   & TRANSPARENCY

The foundation of our strategy is our unwavering commitment to ethics and integrity. We aspire to be open and transparent about how we operate in order to earn and retain the trust and confidence of our customers, employees, shareholders, and other important stakeholders.

We also disclose information through a variety of mechanisms, including our financial disclosures, our annual corporate responsibility report, participation in voluntary assessments such as the CDP (formerly known as the Carbon Disclosure Project), as well as through the media and direct stakeholder engagement.

100% of our global employees completed training on our Code of Conduct

SUSTAINABLE DEVELOPMENT GOALS

We are committed to helping achieve the 17 Sustainable Development Goals (“SDGs”) adopted by the United Nations (“UN”) in 2015 to help end poverty, protect the environment and ensure prosperity. We see support of the SDGs as both a responsibility and an opportunity, a lens through which we can identify ways to contribute to societal needs while strengthening our business.

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STOCK OWNERSHIP INFORMATION

STOCK OWNERSHIP GUIDELINES

The Company imposes stock ownership guidelines for Directors and executive officers. Guidelines for Directors are discussed in the “Director Compensation” section, beginning on page 39 and ownership requirements for executive officers are discussed in the “Compensation Discussion and Analysis” section on page 55.

STOCK OWNERSHIP OF DIRECTORS AND OFFICERS

The table below reflects the number of shares of Merck common stock beneficially owned by (a) each of our Directors; (b) each of our executive officers named in the Summary Compensation Table; and (c) all Directors and executive officers as a group. As of February 28, 2018, 2,695,405,980 shares of Merck common stock were issued and outstanding. Unless otherwise noted, the information is stated as of February 28, 2018, and the beneficial owners exercise sole voting and/or investment power over their shares. In addition, unless otherwise indicated, the address for each person named below is c/o Merck & Co., Inc., 2000 Galloping Hill Road, Kenilworth, New Jersey 07033.

	Company Common Stock
Name of Beneficial Owner	Shares Beneficially Owned	(a)	Right to Acquire Beneficial Ownership Under Options/Stock Units Exercisable/Distributable Within 60 Days	(b)	Percent of Class	Phantom Stock Units	(c)
Kenneth C. Frazier	714,597		3,443,821		*	—
Leslie A. Brun	—		10,000		*	35,074
Thomas R. Cech	100		—		*	30,032
Pamela J. Craig	1,715		—		*	7,658
Thomas H. Glocer	5,100		10,000		*	55,629
Rochelle B. Lazarus	6,351	(d)	—		*	73,956
John H. Noseworthy	100		—		*	3,747
Carlos E. Represas	11,500	(d)	—		*	34,546
Paul B. Rothman	100		—		*	7,658
Patricia F. Russo	13,148		—		*	28,423
Craig B. Thompson	3,352		5,000		*	28,423
Inge G. Thulin(e)	—		—		*	—
Wendell P. Weeks	100		10,000		*	78,573
Peter C. Wendell	1,000		—		*	79,594
Robert M. Davis	106,128		420,807		*	—
Michael J. Holston(f)	69,786		109,422		*	—
Roger M. Perlmutter	138,906		673,682		*	—
Adam H. Schechter	96,859	(d)	1,174,607		*	—
All Directors and Executive Officers as a Group (23 individuals)	1,454,813		7,279,486		*	476,547

*	Less than 1% of the Company’s outstanding shares of common stock.
(a)	Includes equivalent shares of common stock held by the Trustee of the Merck U.S. Savings Plan, as applicable for the accounts of individuals as follows: Mr. Frazier—3,900 shares and all Directors and executive officers as a group—5,082 shares.
(b)	This column reflects the number of shares that could be acquired within 60 days of February 28, 2018, through the exercise of outstanding stock options.
(c)	Represents phantom shares denominated in Merck common stock under the Plan for Deferred Payment of Directors’ Compensation or the Merck Deferral Program.

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(d)	Includes shares of common stock in which the beneficial owners share voting and/or investment power as follows: 1,757 shares held by Ms. Lazarus’ spouse; 11,500 shares held in a trust for the benefit of Mr. Represas’ family; and 62,765 shares held in a trust for the benefit of Mr. Schechter’s family.
(e)	Mr. Thulin joined the Board effective March 1, 2018.
(f)	Mr. Holston served as Executive Vice President and General Counsel of the Company until April 1, 2018.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The table below reflects the number of shares beneficially owned by persons or entities known to us to own more than 5% of the outstanding shares of Merck common stock as of December 31, 2017. As of December 31, 2017, 2,696,623,588 shares of Merck common stock were issued and outstanding.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	197,466,971	(a)	7.24%
BlackRock, Inc. 55 East 52nd Street New York, NY 10055	184,864,895	(b)	6.80%

(a)	As reported on Amendment No. 3 to Schedule 13G (the “Vanguard filing”) filed with the SEC on February 9, 2018. According to the Vanguard filing, of the 197,466,971 shares of Merck common stock beneficially owned by The Vanguard Group (“Vanguard”), as of December 31, 2017, Vanguard has the sole power to vote or direct the vote with respect to 3,840,027 shares, shared power to vote or direct the vote with respect to 606,996 shares, sole power to dispose or to direct the disposition of 193,121,624 shares, and shared power to dispose or to direct the disposition of 4,345,347 shares.

(b)	As reported on Amendment No. 8 to Schedule 13G (the “BlackRock filing”) filed with the SEC on January 25, 2018. According to the BlackRock filing, of the 184,864,895 shares of Merck common stock beneficially owned by BlackRock, Inc. (“BlackRock”), as of December 31, 2017, BlackRock has the sole power to vote or direct the vote with respect to 159,821,366 shares and sole power to dispose or to direct the disposition of 184,864,895 shares.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our officers and Directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership of such securities with the U.S. Securities and Exchange Commission and the New York Stock Exchange. Officers, Directors and greater than 10% beneficial owners are required by applicable regulations to furnish us with copies of all Section 16(a) forms they file. We are not aware of any beneficial owner of more than 10% of Merck common stock.

Based solely upon a review of the copies of the forms furnished to us during fiscal year 2017, or written representations from certain reporting persons that no Forms 5 were required, we believe that all filing requirements applicable to our officers and Directors were complied with during the 2017 fiscal year; except for a late Form 4 that was filed in January 2017 for Mr. Wendell Weeks to report the inadvertent omission of a Form 4 that should have been filed in 2011 in connection with a sale of 100 shares of Merck common stock held in the trust account under the name of his minor child.

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PROPOSAL 1.	ELECTION OF DIRECTORS

CRITERIA AND DIRECTOR NOMINATION PROCESS

The Governance Committee acts as a screening and nominating committee for candidates considered for nomination by the Board for election as Directors. In this capacity, the Committee concerns itself with the composition of the Board with respect to depth of experience, balance of professional skills, required expertise and other factors. The Committee evaluates prospective nominees identified on its own initiative as well as candidates recommended to it by Board members, management, shareholders or search consultants utilizing qualifications which are set forth in the Policies of the Board, available on our web site at www.merck.com/about/leadership.

To be considered for membership on the Board, a candidate must meet the following minimum criteria:

■	be of proven integrity with a record of substantial achievement in an area of relevance to the Company;

■	have demonstrated ability and sound judgment that usually will be based on broad experience;

■	be able and willing to devote the required amount of time to the Company’s affairs, including attendance at Board meetings, Board committee meetings and annual shareholder meetings;

■	possess a judicious and critical temperament that will enable objective appraisal of management’s plans and programs; and

■	be committed to building sound, long-term Company growth.

INDIVIDUAL EXPERIENCE, QUALIFICATIONS, ATTRIBUTES AND SKILLS

In its regular discussions regarding Board composition and especially in conjunction with the annual Board and Committee evaluations, the Governance Committee works with the Board to determine the appropriate mix of professional experience, areas of expertise, educational background and other qualifications that are particularly desirable for our directors to possess in light of our current and future business strategies. The input gathered is then used by the Governance Committee in its planning and director search process.

In addition to meeting the criteria specified by the Policies of the Board, as listed above, the Board has also identified the following experience, qualifications and skills as important to be represented on the Board:

CEO Leadership Experience serving as a chief executive officer at a publicly-traded or private organization	Global Strategy & Operations Leadership experience overseeing and/or driving strategic direction and growth of an organization globally	Public Company Governance Experience as a board member of another publicly-traded company
Financial Experience or expertise in financial accounting and reporting processes or the financial management of a major organization	Marketing or Public Relations Experience in digital marketing, advertising, social media, and consumer insight functions, including product development and brand building	Talent Management Experience in executive recruiting, succession planning and talent management, including retaining key talent and driving employee engagement
Scientific Scientific expertise related to the health care industry and the Company’s long-term commitment to research and development strategies	Digital / Technology Experience or expertise in information technology (including cybersecurity and data privacy) or the use of digital media or technology to facilitate business objectives	Capital Markets Experience Experience in corporate lending or borrowing, capital market transactions, significant mergers or acquisitions, private equity or investment banking
Health Care Industry Experience with complex issues within the health care industry

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At present, these skills are amply represented on our Board, as illustrated by the following chart:

DIVERSITY

Diversity is a factor considered when identifying prospective nominees for our Board, although the Governance Committee does not have a formal diversity policy. Nominees are selected so that the Board of Directors represents a diversity of expertise in areas needed to foster the Company’s business success as well as a diversity of personal characteristics, including gender, race, ethnic origin and national background. From time to time and including in 2017, the Committee has retained independent search firms to assist in identifying candidates that reflect its director succession priorities, including these diversity objectives. The search firm retained during 2017 was asked to identify possible candidates who meet the qualifications being sought in candidates, to interview and screen such candidates (including conducting reference checks), and assist in scheduling candidate interviews with Board members.

SHAREHOLDER RECOMMENDATIONS OF DIRECTOR CANDIDATES

The Governance Committee will consider recommendations for director candidates made by shareholders and evaluate them using the same criteria as for other candidates. Any such shareholder recommendation must be sent to the Secretary of the Company, Merck & Co., Inc., 2000 Galloping Hill Road, K1-4157, Kenilworth, New Jersey 07033 U.S.A., and must include detailed background information regarding the recommended candidate that demonstrates how the individual meets the Board membership criteria.

Evaluation of candidates occurs on the basis of materials submitted by or on behalf of the candidates. If a proposed or recommended candidate continues to be of interest to the Governance Committee, additional information about her/him is obtained through inquiries to various sources and, if warranted, interviews.

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2018 NOMINEES FOR DIRECTOR

The Board has recommended thirteen nominees for election as Directors at this Annual Meeting, Mr. Leslie A. Brun, Dr. Thomas R. Cech, Ms. Pamela J. Craig, Mr. Kenneth C. Frazier, Mr. Thomas H. Glocer, Ms. Rochelle B. Lazarus, Dr. John H. Noseworthy, Dr. Paul B. Rothman, Ms. Patricia F. Russo, Dr. Craig B. Thompson, Mr. Inge G. Thulin, Mr. Wendell P. Weeks and Mr. Peter C. Wendell. All nominees, other than Mr. Frazier, a Company employee, satisfy the NYSE independence requirements. Mr. Carlos E. Represas will retire from the Board effective as of the Annual Meeting in accordance with the retirement policy for the Board of Directors.

Mr. Thulin was elected to the Board effective March 1, 2018, to serve until this Annual Meeting and to stand for election by shareholders at the meeting. All other nominees currently serve on the Board and were elected by the shareholders at the 2017 Annual Meeting. Mr. Thulin was first identified as a possible director candidate by members of the Governance Committee, discussed with a third party search firm and with the full Governance Committee. He was then recommended to the Board by the Governance Committee.

All the Director nominees named in this proxy statement meet the Board’s criteria for membership and were recommended by the Governance Committee for election by shareholders at this Annual Meeting. The Governance Committee believes that each nominee possesses the qualifications and personal characteristics that would contribute to a diverse and well-functioning Board. All of the nominees hold, or have held, senior leadership positions in large, complex organizations including multi-national corporations, medical or academic institutions and/or charitable organizations. In these positions, they have demonstrated their leadership, intellectual and analytical skills and gained deep experience in core disciplines significant to their oversight responsibilities as a Director. Their roles in these organizations also permit them to offer quality advice and counsel to the Company’s management. If elected, each nominee will hold a term expiring at the 2019 Annual Meeting of Shareholders or until his or her successor has been duly elected and qualified.

A Director nominee who does not receive a majority of the votes cast with respect to his or her election will not be re-elected as a Director of the Company. However, under the New Jersey Business Corporation Act, incumbent directors who are not re-elected in an uncontested election because of a failure to receive a majority of the votes cast in favor of their re-election, will be “held over” and continue as directors of the Company until they resign or their successors are elected at the next election of directors. Under the Incumbent Director Resignation Policy (the “Resignation Policy”) of the Policies of the Board, an incumbent director who is not re-elected will be required to submit his or her resignation and the Governance Committee will be responsible for evaluating whether to accept the resignation and making a recommendation to the full Board. Under the Resignation Policy, the Board is required to act on the recommendation of the Governance Committee no later than 90 days following certification of the shareholder vote.

If any of the nominees becomes unavailable for election, which we do not expect, votes will be cast for such substitute nominee or nominees as may be designated by the Board of Directors, unless the Board of Directors reduces the number of directors.

There are no family relationships among Merck’s executive officers and directors.

Following the biographical information for each director nominee below, we describe the key experience and some of the qualifications and skills our Directors bring to the Board that, for reasons discussed above, are important in light of our current needs and business priorities.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF EACH OF THE DIRECTOR NOMINEES.

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LESLIE A. BRUN

Age 65 Director since: 2008 INDEPENDENT LEAD DIRECTOR

EXPERIENCE AND QUALIFICATIONS OF PARTICULAR RELEVANCE TO MERCK:

In deciding to nominate Mr. Brun, the Board considered his extensive finance, management, investment banking, commercial banking and financial advisory experience in a highly-regulated industry, as well as his demonstrated success throughout his tenure as the Chairman and CEO of Sarr Group, LLC and Chairman, CEO and founder of Hamilton Lane. Mr. Brun’s depth of financial expertise is also demonstrated by his experience as a Managing Director and co-founder of the investment banking group of Fidelity Bank and as Vice President in the Corporate Finance Division of E.F. Hutton & Co. In addition, his directorships at other public companies, including service as the Non-executive Chairman of two public boards and Chair of the HR and Compensation Committee at Hewlett Packard Enterprise Company, provide him with extensive experience on corporate governance issues.

COMMITTEES:

■ Audit

■ Governance (Chair)

CAREER HIGHLIGHTS:

■ Sarr Group, LLC, an investment holding company

• Chairman and Chief Executive Officer (2006-present)

■ CCMP Capital Advisors, LLC, global private equity firm

• Managing Director and Head of Investor Relations (2011-2013)

■ Hamilton Lane, private equity firm

• Chairman and Chief Executive Officer (1991-2005)

OTHER CURRENT PUBLIC DIRECTORSHIPS:

■ Broadridge Financial Solutions, Inc. (2007), Non-executive Chairman (2011); CDK Global, Inc. (2014), Non-executive Chairman (2014); Hewlett Packard Enterprise Company (2015)

FORMER DIRECTORSHIPS HELD DURING THE PAST 5 YEARS: ■ Automatic Data Processing, Inc. (2003-2015)

THOMAS R. CECH, PH.D.

Age 70 Director since: 2009 INDEPENDENT

EXPERIENCE AND QUALIFICATIONS OF PARTICULAR RELEVANCE TO MERCK:

In deciding to nominate Dr. Cech, the Board considered his extensive scientific expertise relevant to the pharmaceutical industry, including being a Nobel Prize winning chemist and a Professor at the University of Colorado. In addition, his role as the former President of the Howard Hughes Medical Institute provides Dr. Cech with extensive managerial experience with direct relevance to scientific research.

COMMITTEES:

■ Audit

■ Research

CAREER HIGHLIGHTS:

■ University of Colorado

• Distinguished Professor, Chemistry and Biochemistry (1990-present)

• Director, BioFrontiers Institute (2009-present)

■ Howard Hughes Medical Institute, non-profit medical research organization

• President (2000-2009)

• Investigator (1988-present)

AWARDS:

■ National Medal of Science (1995)

■ Nobel Prize in Chemistry (1989)

	OTHER CURRENT PUBLIC DIRECTORSHIPS: None	FORMER DIRECTORSHIPS HELD DURING THE PAST 5 YEARS: None

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PAMELA J. CRAIG

Age 61 Director since: 2015 INDEPENDENT

EXPERIENCE AND QUALIFICATIONS OF PARTICULAR RELEVANCE TO MERCK:

In deciding to nominate Ms. Craig, the Board considered her extensive finance, management, operational, technology and international business expertise, and her history of accomplishment and executive ability as Chief Financial Officer of Accenture plc. Ms. Craig’s financial expertise is also demonstrated throughout her tenure at Accenture. In addition, her directorships at other public companies, including her service as the Chair of the Audit Committee at Akamai Technologies, Inc., provide her with valuable experience on governance issues facing public companies.

COMMITTEES:

■ Audit (Chair)

■ Governance

CAREER HIGHLIGHTS:

■ Accenture plc, global management consulting, technology services and outsourcing company

• Chief Financial Officer (2006-2013)

• Senior Vice President, Finance (2004-2006)

• Group Director, Business Operations and Services (2003-2004)

• Managing Partner, Global Business Operations (2001-2003)

	OTHER CURRENT PUBLIC DIRECTORSHIPS: ■ Akamai Technologies, Inc. (2011)	FORMER DIRECTORSHIPS HELD DURING THE PAST 5 YEARS: ■ VMware, Inc. (2013-2015); Wal-Mart Stores, Inc. (2013-2017)

KENNETH C. FRAZIER

Age 63 Director since: 2011 MANAGEMENT

EXPERIENCE AND QUALIFICATIONS OF PARTICULAR RELEVANCE TO MERCK:

In deciding to nominate Mr. Frazier, the Board considered Mr. Frazier’s broad managerial and operational expertise and deep institutional knowledge, as well as his track record of achievement, integrity and sound judgment demonstrated throughout his career with Merck & Co., Inc. and prior to joining Merck. In addition, his role as the Chair of the Board Affairs Committee of Exxon Mobil Corporation has provided him with important experience on governance issues facing public companies.

CAREER HIGHLIGHTS:

■ Merck & Co., Inc.

• Chairman and Chief Executive Officer (2011-present)

• President (2010-present)

• Executive Vice President and President, Global Human Health (2007-2010)

• Executive Vice President and General Counsel (2006-2007)

• Senior Vice President and General Counsel (1999-2006)

	OTHER CURRENT PUBLIC DIRECTORSHIPS: ■ Exxon Mobil Corporation (2009)	FORMER DIRECTORSHIPS HELD DURING THE PAST 5 YEARS: None

THOMAS H. GLOCER

Age 58 Director since: 2007 INDEPENDENT

EXPERIENCE AND QUALIFICATIONS OF PARTICULAR RELEVANCE TO MERCK:

In deciding to nominate Mr. Glocer, the Board considered his extensive management, operational, technology and international business expertise, and his history of accomplishment and executive ability as CEO and a director of Thomson Reuters Corporation. In addition, his directorships at other public companies, including his service as Lead Director and as a member of the Operations and Technology Committee at Morgan Stanley, provide him with valuable experience on governance issues facing public companies.

COMMITTEES:

■ Compensation and Benefits (Chair)

■ Governance

CAREER HIGHLIGHTS:

■ Angelic Ventures LP, a family office investing in early-stage technology and data companies

• Founder and Managing Partner (2012-present)

■ Thomson Reuters Corporation, multi-national media and information firm

• Chief Executive Officer (2008-2011)

• Chief Executive Officer, Reuters Group PLC (2001-2008)

	OTHER CURRENT PUBLIC DIRECTORSHIPS: ■ Morgan Stanley (2013); Publicis Groupe (2016)	FORMER DIRECTORSHIPS HELD DURING THE PAST 5 YEARS: None

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ROCHELLE B. LAZARUS

Age 70 Director since: 2004 INDEPENDENT

EXPERIENCE AND QUALIFICATIONS OF PARTICULAR RELEVANCE TO MERCK:

In deciding to nominate Ms. Lazarus, the Board considered her extensive expertise in management including talent management, marketing, and communications, as well as her track record of achievement and sound judgment as demonstrated by her history as Chairman and CEO of Ogilvy & Mather. Through her role as Trustee of New York Presbyterian Hospital, she has also gained experience in overseeing the management of medical providers, a key stakeholder group of the Company. In addition, her strong background in reputational management and consumer insight provides the Board with valuable insight into the Company’s branding strategy. She also has extensive experience as a director of charitable and civic organizations.

COMMITTEES:

■ Compensation and Benefits

■ Governance

CAREER HIGHLIGHTS:

■ Ogilvy & Mather, global advertising and marketing communication company

• Chairman Emeritus (2012-present)

• Chairman, Ogilvy & Mather Worldwide (2008-2012)

• Chairman and Chief Executive Officer (1996-2008)

	OTHER CURRENT PUBLIC DIRECTORSHIPS: ■ The Blackstone Group L.P. (2013)	FORMER DIRECTORSHIPS HELD DURING THE PAST 5 YEARS: General Electric (2000-2018)*

*	General Electric has announced that Ms. Lazarus will retire from the Board of Directors of General Electric, effective April 25, 2018.

JOHN H. NOSEWORTHY, M.D.

Age 66 Director since: 2016 INDEPENDENT

EXPERIENCE AND QUALIFICATIONS OF PARTICULAR RELEVANCE TO MERCK:

In deciding to nominate Dr. Noseworthy, the Board considered his extensive and distinct expertise in academia, science and medicine relevant to the pharmaceutical industry and the Company’s research and development initiatives, including his positions as President and CEO of Mayo Clinic and Professor of Neurology, Mayo Clinic College of Medicine & Science. In addition, his past experiences leading controlled clinical trials, as well as his extensive operational and management experience of a large-scale medical organization provide him with a deep understanding of the complexities of the U.S. healthcare delivery system and policy environment.

COMMITTEE:

■ Research

CAREER HIGHLIGHTS:

■ Mayo Clinic, non-profit organization committed to clinical practice, education and research

• President and Chief Executive Officer (2009-present)

• Medical Director of Development (2006-2009)

• Vice Chairman, Mayo Clinic Rochester Executive Board (2006-2009)

• Chair, Department of Neurology (1997-2006) and consultant (1992-present)

• Professor of Neurology, Mayo Clinic College of Medicine & Science (1992-present)

	OTHER CURRENT PUBLIC DIRECTORSHIPS: None	FORMER DIRECTORSHIPS HELD DURING THE PAST 5 YEARS: None

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PAUL B. ROTHMAN, M.D.

Age 60 Director since: 2015 INDEPENDENT

EXPERIENCE AND QUALIFICATIONS OF PARTICULAR RELEVANCE TO MERCK:

In deciding to nominate Dr. Rothman, the Board considered his extensive expertise in patient care, science and medicine relevant to the pharmaceutical industry and the Company’s research focus, including his positions as the CEO of Johns Hopkins Medicine and the Dean of Medical Faculty and Vice President for Medicine, The Johns Hopkins University, as well as his past experience as Dean and Head of Internal Medicine at Carver College of Medicine at the University of Iowa. In addition, his vast operational and management experience of a large-scale medical organization provide him with a deep understanding of the complexities of the U.S. healthcare delivery system and policy environment.

COMMITTEES:

■ Audit

■ Research

CAREER HIGHLIGHTS:

■ The Johns Hopkins University

• Dean of the Medical Faculty and Vice President for Medicine (2012-present)

■ Johns Hopkins Medicine

• Chief Executive Officer (2012-present)

■ Carver College of Medicine at the University of Iowa

• Dean (2008-2012)

• Head of Internal Medicine (2004-2008)

	OTHER CURRENT PUBLIC DIRECTORSHIPS: None	FORMER DIRECTORSHIPS HELD DURING THE PAST 5 YEARS: ■ Cancer Genetics, Incorporated (2014)

PATRICIA F. RUSSO

Age 65 Director since: 1995 INDEPENDENT

EXPERIENCE AND QUALIFICATIONS OF PARTICULAR RELEVANCE TO MERCK:

In deciding to nominate Ms. Russo, the Board considered her extensive management, operational, international business and financial expertise, broad understanding of the technology industry, as well as her career achievements and demonstrated ability during her history as the former CEO and director of Alcatel-Lucent and Lucent Technologies Inc. In addition, her directorships at other public companies, including her roles as the Non-executive Chairman of Hewlett Packard Enterprise Company, Chair of the Governance and Corporate Responsibility Committee of General Motors, and the Lead Director and Chair of the Governance and Nominating Committee of Arconic Inc., provide her with deep experience on governance issues facing large public companies.

COMMITTEES:

■ Compensation and Benefits

■ Governance

CAREER HIGHLIGHTS:

■ Hewlett Packard Enterprise Company, technology company

• Non-executive Chairman (2015-present)

■ Alcatel-Lucent, global telecommunications equipment company

• Chief Executive Officer and Director (2006-2008)

• Chairman, Lucent Technologies Inc. (2003-2006)

• President and Chief Executive Officer, Lucent Technologies Inc. (2002-2006)

OTHER CURRENT PUBLIC DIRECTORSHIPS:

■ General Motors Company (2009); Hewlett Packard Enterprise Company (2015), Non-executive Chairman (2015); KKR Management LLC (the managing partner of KKR & Co., L.P.) (2011)

FORMER DIRECTORSHIPS HELD DURING THE PAST 5 YEARS: ■ Hewlett-Packard Company (2011-2015); Arconic, Inc. (2016-2018) formerly Alcoa, Inc. (2008-2016)*

*	Arconic, Inc. has announced that Ms. Russo will retire from the Board of Directors of Arconic, effective May 16, 2018.

2018 PROXY STATEMENT    36

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CRAIG B. THOMPSON, M.D.

Age 65 Director since: 2008 INDEPENDENT

EXPERIENCE AND QUALIFICATIONS OF PARTICULAR RELEVANCE TO MERCK:

In deciding to nominate Dr. Thompson, the Board considered his extensive scientific and medical expertise, particularly with respect to medical oncology, including his positions as President and CEO of Memorial Sloan-Kettering Cancer Center and past experience as a Professor of Medicine at the University of Pennsylvania School of Medicine, Director of the Abramson Cancer Center and Associate Vice President for Cancer Services of the University of Pennsylvania Health System. This expertise is particularly significant as it relates to the Company’s research and development initiatives as the Company moves toward the forefront of the global immune-oncology market. Furthermore, Dr. Thompson’s experience in managing a cutting-edge cancer hospital and consequent deep understanding of the complexities of the U.S. healthcare delivery system and policy environment makes him an important resource to the Board.

COMMITTEE:

■ Research (Chair)

CAREER HIGHLIGHTS:

■ Memorial Sloan-Kettering Cancer Center, cancer treatment and research institution

• President and Chief Executive Officer (2010-present)

■ The University of Pennsylvania

• Director, Abramson Cancer Center (2006-2010)

• Associate Vice President, Cancer Services, University of Pennsylvania Health System (2006-2010)

• Professor of Medicine, University of Pennsylvania Medical School (1999-2011)

	OTHER CURRENT PUBLIC DIRECTORSHIPS: ■ Charles River Laboratories International, Inc. (2013)	FORMER DIRECTORSHIPS HELD DURING THE PAST 5 YEARS: None

INGE G. THULIN

Age 64 Director since: 2018 INDEPENDENT

EXPERIENCE AND QUALIFICATIONS OF PARTICULAR RELEVANCE TO MERCK:

In deciding to nominate Mr. Thulin, the Board considered his extensive management, operational, technology and international business expertise, as well as his track record of success evidenced by his history at 3M Company. Mr. Thulin possesses broad industry experience based on 3M’s diverse businesses, its commitment to research, and its strong life sciences division. He also brings a unique insight into managing innovation, based on his experience with new product development and manufacturing.

COMMITTEES:

■ Compensation & Benefits

■ Governance

CAREER HIGHLIGHTS:

■ 3M Company, global technology company

• Chairman, President and Chief Executive Officer (2012-present*)

• President and Chief Executive Officer (2012)

• Executive Vice President and Chief Operating Officer (2011-2012)

• Executive Vice President, International Operations (2004-2011)

	OTHER CURRENT PUBLIC DIRECTORSHIPS: ■ 3M Company (2012); Chevron Corporation (2015)	FORMER DIRECTORSHIPS HELD DURING THE PAST 5 YEARS: None

*	Mr. Thulin has announced his retirement as Chief Executive Officer and President of 3M Company, effective July 1, 2018, and will assume a new role at 3M Company as Executive Chairman as of that date.

2018 PROXY STATEMENT    37

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WENDELL P. WEEKS

Age 58 Director since: 2004 INDEPENDENT

EXPERIENCE AND QUALIFICATIONS OF PARTICULAR RELEVANCE TO MERCK:

In deciding to nominate Mr. Weeks, the Board considered his extensive management, commercial, operational, and financial expertise, as well as his track record of success evidenced by his history at Corning Incorporated. Mr. Weeks possesses broad experience based on Corning’s diverse businesses and a demonstrated ability to manage effectively through market volatility. The Board also considered Mr. Weeks’ unique insight into managing innovation and supply chain complexities based on Corning’s global operations. In addition, Mr. Weeks’ experience as a member of the Board of Amazon.com, Inc. provides him with an important perspective on potential future disruption in the healthcare marketplace and expertise in digital technology strategy.

COMMITTEE:

■ Research

CAREER HIGHLIGHTS:

■ Corning Incorporated, glass and materials science innovator for the optical communications, mobile consumer electronics, display, automotive, and life sciences industries

• Chairman, Chief Executive Officer and President (2010-Present)

• Chairman and Chief Executive Officer (2007-2010)

• President and Chief Executive Officer (2005-2007)

• President and Chief Operating Officer (2002-2005)

	OTHER CURRENT PUBLIC DIRECTORSHIPS: ■ Amazon.com, Inc. (2016); Corning Incorporated (2000)	FORMER DIRECTORSHIPS HELD DURING THE PAST 5 YEARS: None

PETER C. WENDELL

Age 67 Director since: 2003 INDEPENDENT

EXPERIENCE AND QUALIFICATIONS OF PARTICULAR RELEVANCE TO MERCK:

In deciding to nominate Mr. Wendell, the Board considered his extensive management, financial and venture capital expertise as demonstrated by his positions as a Managing Director of Sierra Ventures, his status as a Lecturer in strategic management at the Stanford University Graduate School of Business for over 20 years, and his former Chairmanship of the Princeton University endowment.

COMMITTEES:

■ Compensation and Benefits

■ Research

CAREER HIGHLIGHTS:

■ Sierra Ventures, technology-oriented venture capital firm

• Managing Director (1982-present)

■ Stanford University

• Faculty, Stanford University Graduate School of Business (1991-present)

	OTHER CURRENT PUBLIC DIRECTORSHIPS: None	FORMER DIRECTORSHIPS HELD DURING THE PAST 5 YEARS: None

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DIRECTOR COMPENSATION

Our non-employee Directors receive cash compensation, as well as equity compensation in the form of deferred stock units, for their Board service. During 2017, non-employee Directors were compensated for their Board service as shown in the chart below:

2017 SCHEDULE OF DIRECTOR FEES
Compensation Element*	Director Compensation Program**
Annual Retainer	$110,000, which may be deferred, at the Director’s option
Annual Mandatory Deferral	$170,000 in credit to Director’s Merck common stock account under the Plan for Deferred Payment of Directors’ Compensation
Committee Chair Retainer	$30,000 for the Audit Committee***
$20,000 for the Governance Committee****
$20,000 for the Compensation and Benefits Committee
$20,000 for the Research Committee
Audit Committee Member Retainer	$10,000***
Lead Director Retainer	$30,000****

*	All annual retainers are paid in quarterly installments.

**	See Changes to Directors’ Compensation Program effective January 1, 2018 on page 41.

***	The Audit Committee Chair retainer includes the Audit Committee Member retainer fee in the amount of $10,000.

****	Pursuant to the Governance Committee charter, the independent Lead Director shall be the Chairperson of this Committee. As a result of the combined responsibility, the Lead Director retainer totals $50,000 in the aggregate.

DIRECTORS’ DEFERRAL PLAN

Under the Merck & Co., Inc. Plan for Deferred Payment of Directors’ Compensation (“Directors’ Deferral Plan”), each Director may elect to defer all or a portion of cash compensation from retainers. Any amount so deferred is, at the Director’s election, valued as if invested in any of the investment measures offered under the Merck U.S. Savings Plan, including our common stock, and is payable in cash in installments or as a lump sum beginning with the year after termination of service as a Director.

In addition to the annual retainer, on the first Friday following the Annual Meeting of Shareholders, each Director receives a deferred stock unit—that is, a credit to his/her Merck common stock account under the Directors’ Deferral Plan—of $170,000. Directors who join the Board after that date are credited with a pro-rata portion. Effective January 1, 2018, each Director will receive a deferred stock unit with a value of $185,000 upon election at the Annual Meeting of Shareholders commencing with the 2018 Annual Meeting provided the Director continues to serve as a Director following the Annual Meeting. For more information on changes to our Directors’ compensation program, see the Changes to Directors’ Compensation Program section on page 41.

EXPENSES AND MATCHING GIFT PROGRAM

We reimburse all Directors for travel and other necessary business expenses incurred in the performance of their services for us and extend coverage to them under our travel accident and directors’ and officers’ indemnity insurance policies. Directors are also eligible to participate in the Merck Foundation Matching Gift Program. The maximum gift total for an active Director participant in the program is $30,000 in any calendar year.

DIRECTOR STOCK OWNERSHIP GUIDELINES

Upon joining the Board, each Director must own at least one share of stock, with a target Merck common stock ownership level having a value equal to five times the annual cash retainer to be achieved by each Director within five years of joining the Board or as soon thereafter as practicable. Deferred stock units held in the Merck common stock account under the Directors’ Deferral Plan will be included in the target goal. Upon the request of a Director, the Governance Committee will consider whether modification of the target ownership level is appropriate in view of such Director’s personal circumstances.

All Directors serving at least five years have either met or exceeded these stock ownership requirements, and all other Directors are making progress toward these requirements. As of December 31, 2017, 9 out of 13 non-employee Directors have satisfied these guidelines. Ms. Craig and Dr. Rothman joined the Board effective September 1, 2015, Dr. Noseworthy joined the Board effective May 23, 2017, and Mr. Thulin joined the Board effective March 1, 2018, and all are making progress toward these stock ownership guidelines.

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2017 DIRECTOR COMPENSATION

The table below summarizes the annual compensation for our non-employee Directors for the fiscal year ended December 31, 2017. Mr. Frazier is the only Director who is an officer and employee of the Company, and he does not receive any additional compensation for his Board service.

Director Compensation for Fiscal Year Ended December 31, 2017
Name(1)	Fees Earned or Paid in Cash ($)	Option Awards ($)	(4)	All Other Compensation ($)	(5)	Total ($)
Leslie A. Brun	$170,000	–		$170,000		$340,000
Thomas R. Cech	120,000	–		198,465		318,465
Pamela J. Craig	140,000	–		200,000		340,000
Thomas H. Glocer	130,000	–		200,000		330,000
C. Robert Kidder(2)	50,000	–		0		50,000
Rochelle B. Lazarus	110,000	–		200,000		310,000
John H. Noseworthy(3)	64,167	–		170,000		234,167
Carlos E. Represas	110,000	–		170,000		280,000
Paul B. Rothman	115,833	–		196,000		311,833
Patricia F. Russo	110,000	–		170,000		280,000
Craig B. Thompson	130,000	–		170,000		300,000
Wendell P. Weeks	110,000	–		200,000		310,000
Peter C. Wendell	110,000	–		200,000		310,000

(1)	Mr. Inge G. Thulin was elected to the Board effective March 1, 2018 and is not included in this table.

(2)	Retired from the Board effective May 23, 2017.

(3)	Elected to the Board, effective May 23, 2017, at the 2017 Annual Meeting of Shareholders.

(4)	Beginning in 2011, no further grants will be made under the 2010 Non-Employee Directors Stock Option Plan, subject to the Board’s right to further amend the Plan. Stock options previously issued to Directors under the 2010 Non-Employee Directors Stock Option Plan and any predecessor plans became exercisable in substantially equal installments on the first, second and third anniversaries of the grant date. All stock options previously issued to Directors are fully vested and exercisable. All options expire on the day before the tenth anniversary of their grant. The exercise price of the options is the closing price of our common stock on the grant date as quoted on the New York Stock Exchange.

On December 31, 2017, the number of option awards outstanding for each Director who served during 2017 were:

Director Name	Outstanding Option Awards at 12/31/17
L.A. Brun	10,000
T.R. Cech	0
P.J. Craig	0
T.H. Glocer	10,000
C.R. Kidder	0
R.B. Lazarus	0
J.H. Noseworthy	0
C.E. Represas	0
P.B. Rothman	0
P.F. Russo	0
C.B. Thompson	5,000
W.P. Weeks	15,000
P.C. Wendell	0

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(5)	Represents Company credits (in the form of deferred stock units) to the Plan for Deferred Payment of Directors’ Compensation. Mr. Kidder did not receive a Company credit to the Plan for Deferred Payment of Directors’ Compensation because he retired from the Board at the 2017 Annual Meeting of Shareholders which occurred prior to the award date.

Figures also include charitable contributions made by the Merck Foundation under its matching gift program on behalf of the following Directors:

Director Name	Matched Charitable Contribution ($)
T.R. Cech	$ 28,465
P.J. Craig	30,000
T.H. Glocer	30,000
R.B. Lazarus	30,000
P.B. Rothman	26,000
W.P. Weeks	30,000
P.C. Wendell	30,000

For Dr. Cech, Ms. Craig, Ms. Lazarus, Dr. Rothman, Mr. Weeks and Mr. Wendell, matching contributions include 2016 contributions that were paid in calendar year 2017.

CHANGES TO DIRECTORS’ COMPENSATION PROGRAM

During 2017, the Governance Committee, in consultation with the Compensation and Benefits Committee’s independent compensation consultant, FW Cook, conducted a review of our non-employee Director compensation program and submitted its findings to the full Board in November 2017 for final review and approval. The last modification to the Directors’ compensation program was effective January 2016.

The review included an analysis of both compensation levels and program design compared to Merck’s two peer groups that are used for executive compensation competitive benchmarking—a U.S. pharmaceutical peer group and a supplemental peer group comprised of the Dow Jones Industrial Average companies, excluding financial services companies (as described on page 54). The findings from this review indicated that the competitive positioning of Merck’s Directors’ overall program design continued to align with market peer best practice corporate governance policies but the compensation level was below the median of both peer groups.

Based on the results of FW Cook’s analysis and the Governance Committee’s recommendation, the Board approved changes to the Directors’ compensation program to more closely align with the market median.

Effective January 1, 2018, the following changes to the Directors’ compensation program were adopted:

■	Increased annual cash retainer from $110,000 to $115,000; and
■	Increased annual mandatory deferral credit from $170,000 to $185,000.

The above increases combined represent a 7% increase in total Director compensation and align more closely with the market median. No changes were made to the Lead Director and Committee-related retainers. The Governance Committee will continue to conduct, on a biennial basis, a competitive assessment of our non-employee Directors’ compensation program with the goal of maintaining it at or near the median of our external peer groups.

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PROPOSAL 2.	NON-BINDING ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

We are pleased to provide our shareholders the opportunity to vote on a non-binding, advisory resolution to approve the compensation of our Named Executive Officers as disclosed in this proxy statement, including the Compensation Discussion and Analysis, compensation tables and the narrative discussion accompanying the tables, beginning on page 43.

As described in the Compensation Discussion and Analysis, our executive compensation programs are principally designed to reward executives based on the achievement of company and individual performance objectives which, as a whole, are intended to drive sustainable long-term value creation for shareholders and reflect and maintain our position as an industry leader in the development of innovative medicines. The compensation of our Named Executive Officers is also designed to enable us to attract, engage, and retain talented, high-performing and experienced executives in a competitive market.

In order to align executive pay with operational performance and the creation of long-term shareholder value, a significant portion of compensation paid to our Named Executive Officers is allocated to annual cash and long-term equity incentives, which are directly linked to Company and/or stock price performance. For 2017, 90% and approximately 82%, respectively, of the CEO’s and other Named Executive Officers’ annual target total direct compensation was variable based on our operating performance and/or our stock price.

The Named Executive Officers received above-target payouts under our 2017 annual incentive plan due to above target performance (113%) against our financial and research-based objectives. Our 2015 PSU measured performance over a cumulative three-year period using equal components of relative TSR and Operating Cash Flow. The overall payout for this plan for the three-year performance period ending December 31, 2017 was 138%, reflecting achievement of nearly 187% of Operating Cash Flow targets and relative TSR results of 89% versus our Peer Group.

In addition, management and the Compensation and Benefits Committee of the Board of Directors (the “C&B Committee”) continually review the compensation programs for the Named Executive Officers to ensure they achieve the desired goals of reinforcing alignment of senior management’s incentives with the interests of shareholders and linking compensation to performance as measured by operational results. As a result, we have adopted the policies and practices described on page 47 to further align pay with operational performance and increases in long-term shareholder value while minimizing excessive risk taking.

We are asking shareholders to indicate their support for the Named Executive Officer compensation as described in this proxy statement. Accordingly, the following resolution will be submitted for approval by shareholders at the 2018 Annual Meeting:

“Resolved, that the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and the narrative discussion described in pages 43 to 70 of this proxy statement, is hereby APPROVED on an advisory basis.”

The shareholder vote on this resolution will not be binding on management or the Board of Directors and will not be construed as overruling any decision by management or the Board. However, the Board of Directors and the C&B Committee value the opinions of our shareholders as expressed through their votes and other communications. For example, in 2017, shareholders continued their support of our executive compensation programs with 95% of the votes cast for approval of a similar proposal. We will continue to give careful consideration to the outcome of the advisory vote on executive compensation and to the opinions of our shareholders when making compensation decisions.

At our 2017 Annual Meeting of Shareholders, our shareholders voted in support of annual advisory votes on future executive compensation proposals. The Board of Directors has adopted a policy providing for annual “say on pay” advisory votes. The Board expects that the next “say on pay” vote will occur in 2019.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RESOLUTION TO APPROVE, ON AN ADVISORY BASIS, THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

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COMPENSATION DISCUSSION AND ANALYSIS

EXECUTIVE SUMMARY

2017 was another successful year for Merck as we continued pursuing our mission of advancing the most promising science across our human and animal health businesses while delivering important medicines and vaccines to those in need. We achieved tremendous growth in the immuno-oncology market with KEYTRUDA, which exceeded $3.8 billion in sales during 2017, leading new patient starts across many tumor types around the world. This remarkable drug is seen externally and internally as the hallmark of our overarching goal to transform breakthrough research into solutions that matter for patients.

Our full year results demonstrate underlying strength with financial performance resulting in top and bottom line growth that exceeded plan expectations. Revenue grew 1% excluding foreign exchange despite headwinds of $3.3 billion from the loss of patent exclusivity for ZETIA, VYTORIN, CANCIDAS, and other products. Our animal health business saw robust sales growth of 11% excluding foreign exchange and it remains a core growth driver for Merck.

In the research labs, we continue to invest significantly in R&D, while actively identifying the best external science to further augment our portfolio and pipeline through business development. Merck made significant progress in advancing our pipeline, with 23 major human health filings and approvals, most notably for KEYTRUDA in lung cancer (chemotherapy combination), bladder cancer, gastric cancer and Hodgkin Lymphoma. We also achieved joint approvals with Pfizer for STEGLATRO, STEGLUJAN AND STEGLUROMET, mono and combination therapies for Type 2 diabetes and PREVYMIS, a prophylactic treatment for cytomegalovirus (“CMV”) infections. An additional 15 human health programs achieved significant development milestones, and we took promising steps in the early and discovery pipelines. We also established a third discovery research center in London, England as we continue to attract the brightest minds from academia and industry across the world to drive and reshape our early discovery capabilities.

We expect our continued investments in R&D, in addition to our ongoing capital discipline which focuses on intrinsic value-creating deals such as the AstraZeneca partnership for LYNPARZA, to yield future growth in our key businesses and therapeutic categories.

Our commitment to scientific innovation requires that we balance the need to deliver near-term revenue and earnings growth across our portfolio with the required investments in R&D to drive long-term growth. During 2017, we successfully balanced these objectives, exceeding our revenue, pre-tax income and pipeline targets, which led to above target achievement of 113% under our annual incentive plan.

We are excited for what lies ahead this year and in future years. We expect our pipeline to continue to deliver medically important breakthroughs, and we remain dedicated to finding innovative ways to demonstrate the value of our products to those who need them.

SELECT BUSINESS HIGHLIGHTS FOR 2017

TOP LINE AND BOTTOM LINE RESULTS

Exceeded Non-GAAP Pre-Tax Income goal by 1% on an ex-exchange basis.	Achieved sales growth of 1% despite the negative impact of $3.3B in loss of exclusivity and $260M from cyber-incident.	Increased Non-GAAP investment in R&D by 7% from $6.8 billion in 2016 to $7.3 billion in 2017.

SHAREHOLDER VALUE CREATION

Capital Returned to Shareholders (dividends and share repurchases)	Quarterly Dividends (7th consecutive year of increased dividends)	Total Shareholder Return

		1-YEAR	3-YEAR	5-YEAR

$9.2b	2%	-1.5%	2.9%	10.1%
in 2017	compared to 2016	year-end 2017

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RESEARCH AND DEVELOPMENT HIGHLIGHTS

Continued to further expand the labeling and clinical development for KEYTRUDA including:

Clinical Development

Broadened clinical development with over 700 studies for more than 30 cancer types including: bladder, colorectal, esophageal, gastric, head and neck, hepatocellular, Hodgkin lymphoma, Non-Hodgkin lymphoma, melanoma, multiple myeloma, nasopharyngeal, NSCLC, ovarian, prostate, renal and triple-negative breast

Breakthrough Designations

KEYTRUDA was granted U.S. Breakthrough Therapy Designation for the following indications for the treatment of patients with:

■  Renal cell carcinoma in combination with axitinib

■  Primary mediastinal B cell lymphoma

■  Merkel cell carcinoma

■  Triple-negative breast cancer in combination with neo-adjuvant chemotherapy

■ Renal cell carcinoma in combination with LENVIMA (Jan 2018)

Regulatory Approvals

■  Relapsed or refractory classical Hodgkin lymphoma (US - pediatric and adult; EU - adult)

■  KEYTRUDA plus carboplatin and pemetrexed in first-line nonsquamous NSCLC (US)

■  Previously treated microsatellite instability-high cancer regardless of solid tumor type (US). First pan-tumor approval in US for any oncology product

■  1L cisplatin-ineligible and 2L metastatic bladder cancer (US, EU and Japan)

■  3L gastric cancer (US)

Early 2018
Keynote Studies

■  KN-189 interim analysis showed significantly Improved OS and PFS as 1L treatment in combination with pemetrexed and platinum chemotherapy for patients with metastatic nonsquamous NSCLC (Jan 2018)

■  KN-054/EORTC1325 showed significantly improved recurrence-free survival compared to placebo as adjuvant therapy in patients with stage 3 resected high-risk melanoma (Jan 2018)

CONTINUED TO EXECUTE AND ADVANCE DIVERSE LATE-STAGE PIPELINE FOR HIV INFECTION, COUGH, BACTERIAL INFECTION, HEART FAILURE, EBOLA, CANCER, AND PNEUMOCOCCAL DISEASE

INITIATED SEVERAL NOVEL PROGRAMS AND TESTING FOR MULTIPLE DRUG CANDIDATES IN HUMANS ACROSS MULTIPLE MODALITIES

■	Merck formed a strategic collaboration with AstraZeneca to maximize the potential of the PARP (LYNPARZA) and MEK inhibitors as monotherapies, and in combination with our anti-PD-1 therapy. LYNPARZA received broader approval for ovarian cancer, new tablet formulation, and 2nd line metastatic breast cancer (Jan 2018) (US).
■	Received US and EU (Jan 2018) approval for PREVYMIS for prophylaxis of cytomegalovirus (CMV) infection and disease in adult CMV-seropositive recipients [R+] of an allogeneic hematopoietic stem cell transplant (HSCT).
■	Received US approval for STEGLATRO as an adjunct to diet and exercise to improve glycemic control in adults with type 2 diabetes mellitus; for STEGLUJAN as an adjunct to diet and exercise to improve glycemic control in adults with type 2 diabetes mellitus when treatment with both ertugliflozin and sitagliptin is appropriate, and STEGLUROMET as an adjunct to diet and exercise to improve glycemic control in adults with type 2 diabetes mellitus who are not adequately controlled on a regimen containing ertugliflozin or metformin, or in patients who are already treated with both ertugliflozin and metformin.
■	Received approval in China for GARDASIL.

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RESULTS OF 2017 SHAREHOLDER ADVISORY VOTE ON EXECUTIVE COMPENSATION

Each year, the C&B Committee considers the outcome of shareholder advisory votes on executive compensation when making decisions relating to the compensation of the executive officers identified in the Summary Compensation Table (the “Named Executive Officers” or “NEOs”) and our executive compensation programs and policies.

In 2017, shareholders continued their support of our executive compensation programs with 95% of the votes cast for approval of the “say on pay” proposal at the Annual Meeting of Shareholders. The C&B Committee believes that the voting results conveyed our shareholders’ support of the philosophy, strategy and objectives of our executive compensation programs.

Furthermore, we continue to engage in direct dialogue with our shareholders regarding our executive compensation programs and policies to ensure that they understand the manner in which our policies support our long-term strategic objectives. Through our proactive shareholder engagement process, we held discussions with a number of our largest shareholders during the spring and fall of 2017 about various corporate governance and executive compensation-related issues.

HOW OUR BUSINESS ENVIRONMENT IMPACTS OUR EXECUTIVE COMPENSATION OBJECTIVES AND STRATEGY:

The pharmaceutical industry is science-focused requiring experimentation to foster innovation and therefore:

■  The work we do has the potential to have an enormous impact on global health and well-being. The drugs we discover, develop and bring to market will improve the quality of human and animal life;

■  Because of the inherent complexity and dynamic science of human and animal health, even with flawless execution we risk failure;

■  We must constantly achieve balance between the benefits and risks for every drug we develop. Society’s increasing demand for innovation to treat and cure illness is offset by society’s increasing awareness of, and aversion to, risk;

■  We operate in a highly regulated industry environment, including uncertainties in the political environment that impact the regulatory framework;

■  It takes 10 to 15 years to discover, develop and bring a new drug to market;

■  The costs associated with drug discovery and development can be significant and unpredictable; and

■  The dynamics of the industry environment, which include intellectual property laws that evolve as governments change, competitive pricing and reimbursement pressures and regulatory/science developments, often limit the effective commercial life of a drug and put pressure on replenishing the product portfolio through successful research and development.

As a result of these challenges and complexities, our executive compensation program must support our ability to attract and retain some of the brightest minds in business, research and academia, in a highly competitive industry environment. We strive to balance the need to deliver market-competitive pay within a framework that provides the appropriate mix of fixed and variable compensation that aligns with our pay-for-performance objectives.

EXECUTIVE COMPENSATION PROGRAM OBJECTIVES AND STRATEGY

OBJECTIVES

Our executive compensation program is designed to:

Align the interests of our senior executives with those of our shareholders to ensure prudent actions that will benefit Merck’s long-term value;
Reward our executives based on the achievement of sustained financial and operating performance as well as demonstrated leadership;
Attract, engage and retain high-performing executives who help us achieve immediate and future success and maintain our position as an industry leader in the development of innovative medicines; and
Support a shared, one-company mindset of performance and accountability to deliver on business objectives.

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Our mission to make scientific break-through discoveries and translate them into medically-important products for patients is at the center of everything we do. It is therefore critical that we attract, engage and retain the best talent and thought leaders globally from academia and industry to leverage diverse experiences and cutting-edge thinking. Each compensation element has a specific purpose in furthering the executive compensation program objectives described below.

Compensation Element	Purpose
Base Salary	Provide competitive fixed, non-variable compensation for the expertise and knowledge each executive brings to their role, thereby mitigating pressure to support high-risk business strategies.
Annual Cash Incentive	Motivate executives to achieve financial and research-based performance objectives that are key to our annual operating and strategic plans.
Long-Term Equity Incentives

  Align the interests of executives with shareholders by tying the value of awards to the performance of our common stock over the long term;

  Encourage executives to achieve multi-year strategic and financial objectives; and

  Enhance the retention of key talent.

Employee Benefits (Retirement, Health and Welfare)	Assist employees with saving and preparing financially for retirement; and Help ensure that we have a healthy, productive and focused workforce.
Perquisites	Minimize distractions and support the financial well-being, safety and security of our executives.
Post-Employment Benefits	Provide temporary income to employees following an involuntary termination of employment. These benefits supplement our compensation structure by enhancing our ability to attract, retain and motivate highly talented individuals in a highly competitive marketplace where such protections are commonly offered.

PAY FOR PERFORMANCE ALIGNMENT

Merck’s compensation programs are designed to align the interests of our executives with the interests of our shareholders. For this reason, a significant portion of our NEOs’ pay is variable and at risk, subject to company performance measured against financial, operating and strategic objectives, as well as relative total shareholder return (“TSR”). The Company’s variable incentives demonstrate a strong linkage between pay and performance. In 2017, the Company exceeded its revenue, pre-tax income and pipeline goals, making significant progress across various stages of the pipeline, which we believe will yield longer-term returns as new products are approved and launched. The manner in which our compensation plans operate relative to performance is described in detail below.

Annual Incentive – The Company Scorecard (described in more detail on page 51) focuses on our most critical business drivers—revenue, pre-tax income and pipeline—and is used to determine the payout of our annual incentive for NEOs under the Executive Incentive Plan. Our Scorecard performance during 2017 resulted in above-target achievement (113 points vs. a target of 100 points).

Long-Term Incentive (“LTI”) – The Performance Share Units (“PSUs”) granted for the 2015-2017 performance period provided senior executives with the opportunity to earn share awards based on cumulative, three-year Operating Cash Flow (“OCF”) and relative TSR performance versus our Peer Group, each weighted at 50%. The overall payout for the three-year period ending December 31, 2017 was 138%, reflecting a score of 187% of target based on OCF results and 89% of target based on relative TSR results versus Peers. Additional details about our PSU program and the 2015-2017 PSU awards are provided beginning on page 53.

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COMPENSATION POLICIES AND PRACTICES

Our executive compensation and corporate governance programs are designed to closely link pay with operational performance and increases in long-term shareholder value while minimizing excessive risk taking. To help us accomplish these important objectives, we have adopted the following policies and practices over time:

We do…	We do not…
Include double-trigger vesting of equity in the event of a change in control (i.e., both a change in control and an involuntary termination)	Allow engagement in short sales, publicly traded options, hedging or pledging of Company stock
Utilize a total shareholder return metric in the PSU program to align payout with long-term stock performance and shareholder experience	Grant time-vested restricted stock units (“RSUs”) for NEOs as part of the annual LTI program
Provide dividend equivalents only on earned RSUs or PSUs	Grant discounted stock options with an exercise price less than fair market value
Monitor LTI program share utilization regularly relative to both historic standards and versus our pharmaceutical and supplemental Peer Groups	Re-price underwater stock options without shareholder approval
Conduct competitive benchmarking to ensure executive officer compensation is aligned to market	Pay tax gross ups on benefits and perquisites in the event of a change in control
Offer limited perquisites supported by business interests
Include caps on annual cash incentive and PSU program payouts
Retain an independent compensation consultant that reports directly to the C&B Committee
Maintain robust stock ownership requirements and share retention policies
Maintain an incentive recoupment policy
Conduct assessments to identify and mitigate risk in compensation programs
Avoid employment agreements

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DETAILED DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis or “CD&A” describes the material elements of compensation for our 2017 Named Executive Officers, who are listed below.

KENNETH C. FRAZIER — CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER

AGE 63 TENURE 25.9 YEARS	Compensation decisions for 2017 ■ Increased base salary by 3% ■ Increased LTI target by $500,000 ■ Maintained annual incentive target

ROBERT M. DAVIS — EXECUTIVE VICE PRESIDENT, GLOBAL SERVICES, AND CHIEF FINANCIAL OFFICER

AGE 51 TENURE 4.0 YEARS	Compensation decisions for 2017 ■ Increased base salary by 2.5% ■ Increased LTI target by $100,000 ■ Maintained annual incentive target

MICHAEL J. HOLSTON — EXECUTIVE VICE PRESIDENT AND GENERAL COUNSEL

AGE 55 TENURE 5.8 YEARS	Compensation decisions for 2017 ■ Increased base salary by 6.4% ■ Maintained annual and LTI targets

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ROGER M. PERLMUTTER, M.D., PH.D. — EXECUTIVE VICE PRESIDENT AND PRESIDENT, MERCK RESEARCH LABORATORIES

AGE 65 TENURE 8.9 YEARS	Compensation decisions for 2017 ■ Increased base salary by 3% ■ Maintained annual and LTI targets

ADAM H. SCHECHTER — EXECUTIVE VICE PRESIDENT AND PRESIDENT, GLOBAL HUMAN HEALTH

AGE 54 TENURE 29.8 YEARS	Compensation decisions for 2017 ■ Increased base salary by 2.5% ■ Maintained annual and LTI targets

The C&B Committee makes all decisions relative to the total direct compensation (base salary, annual cash incentive and long-term incentives) of our executive officers other than the CEO. The C&B Committee’s recommendations for the total direct compensation of the CEO are subject to approval by the Board of Directors (not including Mr. Frazier). Additional details regarding the roles and responsibilities of the C&B Committee are provided beginning on page 22.

THE ELEMENTS OF 2017 COMPENSATION

This section describes the elements of our NEOs’ 2017 compensation, which consisted of the following:

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BASE SALARY

The C&B Committee, and in the case of Mr. Frazier, the Board of Directors (not including Mr. Frazier), determines base salaries for the NEOs each year based on the following factors:

■	Knowledge, skills, experience and proficiency in role;
■	Breadth, scope and complexity of the role;
■	Review of survey data to ensure competitive compensation against our pharmaceutical Peer Group (as described in more detail beginning on page 54); and
■	Comparison of Non-CEO executive officers’ base salaries to ensure reasonable internal equity.

For 2017, the Board increased Mr. Frazier’s base salary by 3%. A substantial majority of his target compensation remains variable (90%) and tied to longer-term operating and stock price performance measured on both an absolute and relative basis.

In addition, as part of the annual compensation management process applicable to all Merck salaried employees for 2017, Mr. Frazier recommended and the C&B Committee reviewed and approved, base salary increases ranging from 2.5% to 3.0% for NEOs and a 3.9% market adjustment for Mr. Holston. Base salary increases were in line with the annual salary increase budget for all other U.S. salaried employees for 2017.

FRAMEWORK FOR INCENTIVE PROGRAMS

ANNUAL INCENTIVE

Funding for our annual cash incentive and PSU programs is based upon company performance versus pre-established performance targets. For our annual cash incentive program, the Company Scorecard is developed at the beginning of each year and is used to establish the expected company performance based on three critical components; revenue, pre-tax income and pipeline, each weighted as a portion of the overall Scorecard. Revenue and pre-tax income are equally weighted at 40% each and targets are established based on our annual operating plan, which reflects management’s expectations for our performance. Pipeline milestones are the final component of the Scorecard and are weighted at 20%. Pipeline milestones are established by the head of the Merck Research Labs, reviewed by the Research Committee of the Board at the beginning of each year, and are designed to ensure that we are focused on internal and external early discovery opportunities, late-stage clinical development progression, filings and approvals.

After the final Scorecard results are determined, the CEO and NEO awards are calculated by multiplying his/her target bonus amount by the Scorecard result, which is then approved by the C&B Committee. The Board of Directors (not including Mr. Frazier) approves the CEO’s award.

LONG-TERM INCENTIVE: PSUs

At the beginning of each year, we establish three-year performance targets for the performance metrics under the PSU program. Beginning with awards granted in 2017, these metrics included earnings per share, OCF and relative TSR. Payouts under the PSU program are formulaic and no individual performance or discretion is used when determining final awards.

Earnings Per Share and OCF targets are established based on our three-year financial plan, which considers a variety of factors including management, Board and external expectations of and aspirations for our longer-term performance. Relative TSR performance versus our Peer Group is measured at the end of the three-year performance period using an out or underperformance model which compares Merck’s average annual TSR to the median TSR of our Peer Group. Each percentage point of outperformance or underperformance versus the median modifies the earned award by +/- 5%. In the event of underperformance by more than 10 percentage points of the median Peer Group TSR, there is no payout on the relative TSR portion of the award and negative TSR performance results in a cap of 100% on the relative TSR portion of the award. In no event will the relative TSR performance payout exceed 200%.

To accurately reflect the operating performance of our business, the C&B Committee has approved a framework of adjustments to our reported financial results for incentive program purposes. For further explanation of these adjustments and our GAAP versus Non-GAAP results, please refer to Appendices A and B on pages 80 and 82, respectively.

ANNUAL CASH INCENTIVE

The NEOs participate in the shareholder-approved Executive Incentive Plan (the “EIP”). Award amounts under the EIP are determined based upon achievement of Company performance measures as reflected by the Company Scorecard. The EIP provides for an award fund of up to 2.5% of the Company’s Adjusted Net Income (the Company’s Non-GAAP earnings after certain adjustments). The CEO may receive a maximum award equal to 10% of the award fund and the maximum award for the other EIP participants is equal to 90% of the award fund for that year divided by the number of participants other than the CEO.

For 2017, the absolute maximum awards for the CEO and each of the other NEOs under the EIP were $27.4 and $22.4 million, respectively. Using a process commonly referred to as negative discretion, the maximum awards are adjusted down to the actual amounts paid to each NEO based on performance against the Company Scorecard, as described in the following section. The EIP award amounts for NEOs are limited to 200% of target, and the maximum award for each NEO is listed in the Grants of Plan-Based Awards table on page 60.

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2017 MERCK COMPANY SCORECARD

Our Company Scorecard helps translate our strategic priorities into operational terms that outline how we track and measure the achievement of our key objectives during the year. The Scorecard focuses on our most important business drivers: (1) revenue, (2) pre-tax income and (3) pipeline, all of which are evaluated within the context of compliance, health and safety outcomes. The revenue and earnings metrics are equally weighted because the C&B Committee believes they are the key financial measures of our success during the year, and the pipeline metric is included because it is a leading indicator of the Company’s ability to create sustainable value for shareholders over the long term. As described in more detail below, these three elements, taken together, are intended to measure our progress and performance against both annual operating goals and critically important long-term strategic drivers of sustainable value creation that are tied to our research and development processes and outcomes.

The Company Scorecard is calibrated so that results will range between 50% and 200% of the target award opportunity established for each participant. The stretch (200%) and threshold (50%) goals are set in relation to the Board-approved financial plan and the expectations of shareholders. Failure to achieve threshold performance goals (i.e., the level at which 50% of the target award opportunity is payable) results in forfeiture of the entire opportunity. The Scorecard structure and results supporting the final 2017 Company score of 113 points are summarized below.

2017 MERCK COMPANY SCORECARD RESULTS

Measures

REVENUE		PRE-TAX INCOME		PIPELINE	OVERALL

	+		+	=

Revenue is a leading indicator of performance, growth and health of the Company. It provides a clear line of sight connecting employee performance with Merck’s results and is a key metric for shareholders.		Pre-tax income is an earnings measure before the impact of taxes and certain other items. It provides a strong indication of bottom-line operating performance connecting employees to our profitability.		The pipeline is critical for a research-based pharmaceutical company and is a key driver of long-term growth.
				■ Approval Milestones	5%
				■ Filing Milestones	5%
				■ Global Development Milestones	5%
				■ Discovery & Early Development	5%

Results

REVENUE		PRE-TAX INCOME		PIPELINE	OVERALL

	+		+	=	*rounding applied
For purposes of the scorecard, reported revenue of $40.1B was adjusted to $39.6B to remove the positive impact of foreign exchange rates (vs. foreign exchange rates budgeted in the annaul operating plan), exceeding our internal revenue target of $39.5B.		For the purposes of the scorecard, reported pre-tax income of $13.6B was adjusted to $13.4B to remove the positive impact of foreign exchange rates (vs. foreign exchange rates budgeted in the annual operating plan) and certain other items, exceeding our internal pre-tax income target of $13.25B.		■ Multiple approvals achieved in a variety of therapeutic areas including, oncology, vaccines and diabetes.	10%
				■ Multiple filings achieved in a variety of therapeutic areas, including oncology, infectious disease and diabetes.	5.6%
				■ Progressed numerous late stage product candidates in a variety of therapeutic areas, including oncology, vaccines, infectious disease and diabetes.	7.5%
				■ Progressing numerous programs through early discovery and into first-in-human trials in a variety of therapeutic areas including, oncology, infectious disease, neurology, cardiovascular disease and diabetes.	5.3%

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2017 ANNUAL INCENTIVE PAYOUTS

The table below shows the 2017 annual cash incentives paid to the NEOs. The total annual incentive amount paid to each NEO is reflected in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.

Named Executive Officer 2017 Annual Incentive Payments
		Target
Named Executive Officer	Annual Base Salary (as of 12/31/17) $	Target Annual Incentive %	Target Annual Cash Incentive $	Company Performance %	Final Award $
K.C. Frazier	$1,585,000	150%	$2,377,500	113%	$2,686,575
R.M. Davis	1,025,000	105	1,076,250	113	1,216,163
M.J. Holston	825,000	95	783,750	113	885,638
R.M. Perlmutter	1,092,315	105	1,146,931	113	1,296,032
A.H. Schechter	1,036,275	105	1,088,089	113	1,229,540

LONG-TERM EQUITY INCENTIVES

2017 AWARD MIX

We use the following long-term incentive (“LTI”) vehicles in order to ensure that our LTI program remains balanced, sustainable and supportive of its objectives over a multi-year period:

Performance Share Units (“PSUs”) support the objectives of linking realized value to the achievement of critical financial and operational objectives and shareholder alignment. The earned award varies based on results versus pre-determined performance goals, as well as long-term returns to shareholders as measured by relative stock price performance and dividend yield.

Stock options support the shareholder alignment objective because options only have financial value to the recipient if the price of our stock at the time of exercise exceeds the stock price on the date of grant. As a result, we believe stock option grants encourage executives to focus on behaviors and initiatives that support sustained long-term stock price appreciation, which benefits all shareholders.

2017 LTI GRANTS

The C&B Committee and, in the case of Mr. Frazier, the Board (not including Mr. Frazier), determined the value of 2017 annual LTI grants for the NEOs based on competitive market data, the executives’ future potential contributions, sustained performance, degree of importance of their contributions to Merck, tenure and experience in the role and skill set relative to pharmaceutical and supplemental Peer Groups and other executives of a comparable level. The full Board increased Mr. Frazier’s annual target LTI from $12 million to $12.5 million and the C&B committee increased Mr. Davis’ annual LTI target from $3.7 million to $3.8 million to increase the market competiveness of their total pay compared to the Peer Group.

The 2017 annual LTI grant values for the Named Executive Officers are shown in the following table. The number of shares associated with each award is set forth in the Grants of Plan-Based Awards table on page 60.

Named Executive Officer 2017 Annual LTI Grant Values
Named Executive Officer	PSUs ($)	(1)	Stock Options ($)	(2)	Total LTI Value ($)
K.C. Frazier	$8,750,000		$3,750,000		$12,500,000
R.M. Davis	2,660,000		1,140,000		3,800,000
M.J. Holston	1,540,000		660,000		2,200,000
R.M. Perlmutter	2,800,000		1,200,000		4,000,000
A.H. Schechter	2,660,000		1,140,000		3,800,000
(1)	PSU dollar values were converted to a number of units using the fair market value of a share of our common stock on the grant date, March 31, 2017, which was $63.54. The 2017 PSU values shown in the Summary Compensation Table, beginning on page 57, and Grants of Plan-Based Awards table, on page 60, will be different from what is shown above as the amounts in those tables are calculated based on fair value on grant date in accordance with FASB ASC Topic 718 and SEC disclosure rules, which take into account factors other than share price.
(2)	Stock option dollar values were converted to a number of shares using the Black-Scholes value as of May 5, 2017 of $7.01 per share.

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PSU PROGRAM

In 2014, the PSU program was re-designed to create a stronger linkage to operational performance and long-term shareholder value. Performance was measured using equal components of Operating Cash Flow (“OCF”) and relative TSR (“rTSR”) versus our Peer Group, both over a cumulative three-year period. For grants issued in 2014, 2015 and 2016, sixty percent of each Named Executive Officer’s annual target LTI was converted to units based on the closing price of Merck stock on the date of grant. The number of units ultimately earned is based on our performance against the pre-established OCF target and rTSR performance.

PAYOUTS UNDER THE 2015-2017 PSU AWARD CYCLE

For the 2015-2017 award cycle, our performance against three-year cumulative OCF and rTSR versus our Peer Group, each weighted at 50%, resulted in an actual payout of 138% as illustrated in the tables below.

The 138% payout was based on our strong OCF performance (186.9%) due to higher than expected After-Tax Net Income and Working Capital improvement. As discussed in Appendix B on page 82, OCF was adjusted for the oncology collaboration with AstraZeneca and to exclude the impact of foreign exchange rates vs. plan rates. We underperformed the median TSR of our Peer Group by 2.2%, which reduced the payout by -5% for each percentage point of underperformance, resulting in an rTSR payout of 89.2%.

(1)	Rounded to the nearest whole percentage.
(2)	TSR as reported by Bloomberg and calculated using the average closing price of Merck and Peer company common stock for December 2014 and December 2017, assuming reinvestment of dividends.

Based on the final payout of 138%, the NEOs received the following number of shares of Merck common stock:

Named Executive Officer PSU Distribution
Named Executive Officer	Target Award (# of shares)	Final Award (# of shares)
K.C. Frazier	125,261	172,860
R.M. Davis	36,534	50,417
M.J. Holston	20,877	28,810
R.M. Perlmutter	41,754	57,621
A.H. Schechter	39,666	54,739

Additional information regarding the payouts under the 2015-2017 PSU award cycle is provided in the Option Exercises and Stock Vested table on page 63.

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OTHER EMPLOYEE BENEFITS

Similar to other salaried, U.S.-based employees of Merck, the Named Executive Officers participate in a variety of retirement, health and welfare and paid time-off benefits designed to enable us to attract and retain our workforce in a competitive marketplace. Pension and savings plans help employees save and prepare financially for retirement. Health and welfare and paid time-off benefits help ensure that we have a productive and focused workforce.

Additionally, the NEOs, along with other senior management employees, are provided a limited number of other benefits, which the C&B Committee believes are reasonable, appropriate and consistent with our executive compensation philosophy. The primary purposes of these other benefits are to minimize distractions from the executives’ attention to important Company initiatives and to ensure their safety and security.

These benefits are reflected in the “All Other Compensation” column of the Summary Compensation Table.

■	Reimbursement for financial counseling and tax preparation. The value is taxable to executives and is limited to $10,000 per year. This benefit is intended to encourage executives to engage knowledgeable experts to assist with financial and tax planning. It supports our objectives by helping to ensure that executives understand the compensation and benefit plans in which they participate and are not unnecessarily distracted from Company responsibilities to attend to personal financial matters.
■	Limited personal use of Company aircraft and Company cars, which is generally taxable to the NEOs. We believe that these benefits provide better security for executives and allow them to devote additional time to Company business.
■	Reimbursement for the installation, maintenance and remote access of residential security systems. We believe that providing this benefit allows us to ensure that our executives have appropriate security. We do not reimburse executives for monthly security monitoring fees.

KEY 2018 COMPENSATION ACTIONS

Previously described compensation programs and policies continued during 2018; however selective adjustments have been made to individual NEO compensation as described below.

■	2018 CEO Compensation - Based on the Board’s assessment of Mr. Frazier’s strong business results and leadership, experience and relative position of his annual target compensation versus that of industry Peers, the Board approved a 2.2% increase to his base salary, effective in April 2018. Mr. Frazier’s target annual incentive will remain unchanged from 2017 and his long-term incentive target will increase by $500,000 to $13 million.
■	2018 Named Executive Officer Compensation - Mr. Frazier recommended, and the C&B Committee approved, the compensation adjustments noted in the table below.

Pay Component	2018 C&B Committee Actions
Base Salary – Annual Salary Increase	Increases for NEOs ranged from 2.5% to 3%, aligned to increases for the broader U.S. salaried employee population
Base Salary – Market Adjustment	There were no market adjustments to base salaries
Target Annual Incentive	There were no changes to target annual incentives
Target Long-Term Incentive	There were no changes to target long-term incentives

OTHER COMPENSATION PRACTICES

MERCK’S PEER GROUP

Individual executive officer compensation levels and opportunities are compared to a Peer Group of large multinational pharmaceutical companies that participate in a pharmaceutical industry compensation survey. The survey is conducted by Willis Towers Watson, an independent consulting firm. In setting compensation levels for 2017, the C&B Committee reviewed the survey, which consisted of the following Peer companies with which Merck competes to attract talented, high-performing executives:

Merck’s Pharmaceutical Peer Group
AbbVie	Johnson & Johnson
Amgen	Novartis
AstraZeneca	Pfizer
Bristol-Myers Squibb	Roche
Eli Lilly	Sanofi
GlaxoSmithKline

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Our overarching strategy is to position our executives’ target total direct compensation (base salary, target cash incentive and target long-term equity incentive) at the 50th percentile, on average, with variability by individual executive based on scope of responsibility, market availability of proven talent, the critical need to retain the executive, sustained performance over time, potential for advancement as part of key succession planning processes, and other unique factors that may exist from time to time. This median target compensation philosophy ensures that actual realized compensation varies above or below market levels based on attainment of longer-term goals and changes in shareholder value, and that overall costs and share dilution are reasonable and sustainable relative to market practices.

In addition to the pharmaceutical Peer Group described above, we also use a supplemental Peer Group consisting of the companies that comprise the Dow Jones Industrial Average (excluding the financial services companies) as a reference for other compensation-related practices (for example, share usage and dilution, change in control policy design and share ownership and retention guidelines). Merck is a member of the Dow Jones Industrial Average and we believe this group provides insight into practices among companies of similar complexity.

CURRENT LTI GRANT PRACTICES

All grants to executive officers are approved by the C&B Committee, and in the case of Mr. Frazier, the Board of Directors (not including Mr. Frazier). Annual PSU grants (with a 3-year performance period) are generally made on the last business day in March and annual stock option grants are made on the third business day following announcement of our first quarter earnings. We may also selectively grant stock options and RSUs to executive officers on the third business day following the announcement of quarterly earnings generally as part of a new hire sign-on or for retention purposes. These dates were chosen to ensure that grants are made shortly after we have released information about our financial performance to the public. However, the C&B Committee reserves the right to change the date when grants are made, in view of its responsibility to take into account all facts and circumstances to ensure that grants are consistent with our compensation philosophy and objectives.

Stock options are granted at no less than fair market value on a fixed date or event, with all required approvals obtained in advance of or on the actual grant date. Fair market value is the closing price of a share of Company stock on the grant date. In certain countries, a higher grant price may be used to satisfy provisions of local applicable law. The re-pricing of stock options is not permitted under the Incentive Stock Plan (“ISP”) without prior shareholder approval.

STOCK OWNERSHIP REQUIREMENTS

The C&B Committee recognizes the critical role that executive stock ownership has in aligning the interests of management with those of shareholders. As such, we maintain a formal stock ownership policy, under which the CEO and other senior executives are required to acquire and hold Merck common stock in an amount representing a multiple of base salary. Until the designated multiple of base salary is reached, executives are required to retain in stock a percentage of the after-tax net proceeds associated with stock option exercises and/or PSU and RSU distributions (100% for the CEO and 75% for the other NEOs). The following table sets forth the stock ownership requirements and current stock ownership status as a percentage of the requirement for the CEO and other NEOs as of February 28, 2018.

RETURN OF INCENTIVE COMPENSATION (“CLAWBACK POLICY”)

Under our incentive compensation recoupment policy, in the case of a significant restatement of financial results caused by executive fraud or willful misconduct, the Board of Directors will seek reimbursement for the portion of the annual cash incentive and/or PSUs paid to the executive in excess of the amount that would have been paid if the financial results were reported accurately. Additionally, for incentive compensation awarded in and after 2014, an incentive recoupment policy applies to senior executives in instances of material violations of Company policy that cause significant harm to Merck and instances of a failure to manage or monitor conduct or risks appropriately.

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HEDGING AND PLEDGING

As part of our insider trading policy, Merck prohibits engagement in short sales, publicly traded options, hedging transactions and pledging of Company stock.

TAX DEDUCTIBILITY OF COMPENSATION

In administering our executive compensation program, the Company takes into account the tax deductibility of the compensation, including the application of Section 162(m) of the Internal Revenue Code. We believe that for compensation granted during 2017: (1) 10/12 of the annual cash incentives paid to NEOs under the shareholder-approved EIP who were retirement eligible and (2) PSUs, stock options and RSUs granted under the shareholder-approved ISP and granted as performance-based compensation under Section 162(m) should be deductible by the Company for federal income tax purposes. We understand that for grants after November 2, 2017, amounts paid or granted to NEOs will not be deductible to the extent they exceed $1 million.

Although our intent is to maximize the deductibility of compensation, under certain circumstances that are in the best interest of the Company and our shareholders, the C&B Committee may authorize compensation that is not deductible if it is determined to be appropriate.

COMPENSATION RISK ASSESSMENT

Our executive compensation program and policies are driven by our business environment and designed to enable us to achieve our mission and adhere to our values. The C&B Committee and senior management continually evaluate the relationship between risk and reward as it relates to our executive compensation program and have adopted policies and practices that mitigate undue risk while preserving the incentive/variable nature of the compensation. These policies and practices are described in more detail in the chart on page 47.

In 2016, Merck engaged Pay Governance, an independent compensation consultant to management to perform a formal assessment of our executive compensation program, policies and practices based on generally accepted compensation practices. The results of the assessment were reviewed and discussed with the C&B Committee in November 2016. The assessment reaffirmed our belief that our compensation programs and policies are structured and operated in a manner that does not create risks that are reasonably likely to have a material adverse effect on our business. In addition to ongoing monitoring of our programs and policies, we are committed to performing formal assessments on a periodic basis. The next formal assessment is scheduled for review and discussion with the C&B Committee in November 2018.

COMPENSATION AND BENEFITS COMMITTEE REPORT

The C&B Committee, comprised of independent Directors, reviewed and discussed the above CD&A with management. Based on the review and discussions, the C&B Committee recommended to our Board of Directors that the CD&A be included in these proxy materials.

Compensation and Benefits Committee
Thomas H. Glocer (Chair) Rochelle B. Lazarus Carlos E. Represas Patricia F. Russo Inge G. Thulin(1) Peter C. Wendell

(1)	Joined the Board of Directors on March 1, 2018.

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SUMMARY COMPENSATION TABLE

The following table summarizes the total compensation that was paid or accrued for the Named Executive Officers for the fiscal years ended December 31, 2017, 2016 and 2015. The Named Executive Officers are the Company’s Chief Executive Officer, Chief Financial Officer, and the three next most highly compensated executive officers as of December 31, 2017.

Name and Principal Position	Year	Salary ($)	(2)	Bonus ($)		Stock Awards ($)	(3)	Option Awards ($)	(4)	Non-Equity Incentive Plan Compensation ($)	(5)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	(6)	All Other Compen- sation ($)	(7)	Total ($)
Kenneth C. Frazier,	2017	$1,572,212		$0		$8,814,767		$3,750,000		$2,686,575		$504,658		$314,875		$17,643,087
Chairman, President and Chief Executive Officer	2016	1,527,404		0		7,875,521		4,800,002		2,518,425		4,757,350		302,468		21,781,170
	2015	1,500,000		0		9,912,966		4,800,000		3,402,000		4,309,645		283,472		24,208,083
Robert M. Davis,	2017	1,018,269		0		2,679,655		1,140,001		1,216,163		151,849		104,962		6,310,899
Executive Vice President, Global Services, and Chief Financial Officer	2016	991,654		1,250,000	(8)	2,428,286		1,479,998		1,092,000		160,276		117,259		7,519,473
	2015	963,884		1,250,000	(8)	2,103,993		1,399,998		1,391,872		116,994		92,257		7,318,998
Michael J. Holston(1),	2017	811,538		0		1,551,413		659,999		885,638		448,716		88,031		4,445,335
Executive Vice President and General Counsel	2016	761,538		0		1,443,846		880,001		803,985		354,216		88,900		4,332,486
	2015	691,346		0		1,472,234		800,000		991,800		168,667		69,827		4,193,874
Roger M. Perlmutter, M.D., Ph.D.,	2017	1,083,750		0		2,820,733		1,200,000		1,296,032		294,435		128,917		6,823,867
Executive Vice President and President, Merck Research Laboratories	2016	1,052,288		0		2,625,174		1,600,001		1,302,824		359,602		160,256		7,100,145
	2015	1,021,926		0		3,335,960		1,600,000		1,946,700		256,255		140,416		8,301,257
Adam H. Schechter,	2017	1,029,470		0		2,679,655		1,140,001		1,229,540		1,636,712		134,655		7,850,033
Executive Vice President and President, Global Human Health	2016	1,003,094		0		2,493,915		1,520,003		1,104,012		2,020,625	(9)	131,398		8,273,047
	2015	976,453		0		3,310,050		1,519,999		1,558,446		0	(10)	144,183		7,509,131

(1)	Mr. Holston served as Executive Vice President and General Counsel of the Company until April 1, 2018.
(2)	Amounts shown reflect actual base salary earnings and are not reduced to reflect the Named Executive Officers’ elections, if any, to defer receipt of salary into the Merck Deferral Program, an unfunded savings plan.
During 2017, Mr. Frazier deferred $550,274 and Mr. Holston deferred $2,981 of base salary into the Merck Deferral Program. For more information about deferred amounts, see the Nonqualified Deferred Compensation table and related footnotes on page 66.
(3)	The amounts shown in this column represent the full grant date fair value of RSUs and PSUs granted to each of the Named Executive Officers during 2017, 2016 and 2015, respectively, as calculated in accordance with FASB ASC Topic 718. These amounts do not represent the actual value realized by the Named Executive Officers during the respective year; please refer to page 53 for more information on the PSU award disclosures. For discussion of the assumptions used in these valuations, see Note 13 to Company’s Consolidated Financial Statements in the Annual Report on Form 10-K for the year ended December 31, 2017.
The maximum value of the PSU awards granted to the Named Executive Officers during 2017 assuming achievement of the highest level of performance (200%) was:
NEO	Maximum Value of PSU Awards ($)
K.C. Frazier	$17,629,534
R.M. Davis	5,359,310
M.J. Holston	3,102,826
R.M. Perlmutter	5,641,466
A.H. Schechter	5,359,310

For more information on the awards granted during 2017, see the Grants of Plan-Based Awards table and related narrative and footnotes beginning on page 60.
(4)	The amounts shown in this column represent the full grant date fair value of stock options granted to each of the Named Executive Officers during 2017, 2016 and 2015, respectively, as calculated in accordance with FASB ASC Topic 718. The stock option values were calculated using the Black-Scholes option pricing model and may not represent the actual value realized by the Named Executive Officers during the respective year. For discussion of the assumptions used in these valuations, see Note 13 to Company’s Consolidated Financial Statements in the Annual Report on Form 10-K for the year ended December 31, 2017.
For more information on stock options granted during 2017, see the Grants of Plan-Based Awards table and related narrative and footnotes.

2018 PROXY STATEMENT    57

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(5)	Represents amounts paid under the Executive Incentive Plan. For more information, see the Grants of Plan-Based Awards table and related narrative and footnotes beginning on page 60.
Amounts shown are not reduced to reflect the Named Executive Officers’ elections, if any, to defer receipt of awards into the Merck Deferral Program. For more information, see the Nonqualified Deferred Compensation table and related notes and narrative on page 66.
(6)	Amounts shown are solely an estimate of the aggregate change in actuarial present value of the Named Executive Officers’ accrued benefits under the Company’s pension plans from December 31, 2016 to December 31, 2017. These plans are the Merck US Pension Plan (the “Qualified Plan”) and the MSD Supplemental Retirement Plan (the “SRP”). For more information about those plans, see the Pension Benefits table and accompanying narrative beginning on page 64.
The Merck Deferral Program, an unfunded savings plan, does not provide for above market or preferential earnings. For more information, see the Nonqualified Deferred Compensation table and related notes and narrative on page 66.
(7)	See the All Other Compensation table below for additional details on amounts. In accordance with SEC disclosure rules, we calculated the cost of personal benefits provided to the Named Executive Officers as the incremental cost of providing those benefits. We believe that there is a business purpose for the few personal benefits provided only to executives.
(8)	Sign-on bonus.
(9)	Change in 2016 Pension Value for Mr. Schechter is mainly attributable to increases in five-year average pay, an additional year of age and service and lower discount rates. In addition, there was a small decrease due to revised actuarial mortality rates.
(10)	Change in 2015 Pension Value for Mr. Schechter is mainly attributable to the higher discount rates used to determine the present value of his benefits. This was offset by an increase due to higher five-year average pay and one additional year of age and service.

ALL OTHER COMPENSATION

Named Executive Officer	Year	Financial/Tax Counseling & Tax Preparation Services ($)	(1)	Company Aircraft ($)	(2)	Company Car and Driver ($)	(3)	Installation, Maintenance and Remote Access of Home Security ($)	(1)	Relocation Expense ($)	Savings Plan Company Match and Credits ($)	(4)	Total ($)
K.C. Frazier	2017	$ 10,000		$ 20,663		$ 47,961		$ 52,172		$0	$ 184,079		$ 314,875
	2016	10,000		10,822		55,783		5,096		0	220,767		302,468
	2015	10,000		8,476		42,565		4,575		0	217,856		283,472
R.M. Davis	2017	10,000		0		0		0		0	94,962		104,962
	2016	10,000	(5)	0		0		0		0	107,259		117,259
	2015	10,000		0		0		0		2,331	79,926		92,257
M.J. Holston	2017	10,000		0		5,333		0		0	72,698		88,031
	2016	10,000		0		0		0		0	78,900		88,900
	2015	10,000		0		1,379		0		0	58,448		69,827
R.M. Perlmutter	2017	0		0		21,521		0		0	107,396		128,917
	2016	0		0		25,302		0		0	134,954		160,256
	2015	0		0		14,695		0		0	125,721		140,416
A.H. Schechter	2017	10,000		0		27,559		1,089		0	96,007		134,655
	2016	10,000		0		5,040	(6)	1,089		0	115,269		131,398
	2015	10,000		0		6,972		18,813		0	108,398		144,183
(1)	Financial planning, tax preparation, and installation, maintenance and remote access of home security are valued at actual costs billed by outside vendors.
(2)	The value of any personal use of Company aircraft by the Named Executive Officers is based on the aggregate incremental per-hour cost based on the flight time flown from origination to destination and a return to point of origination without passengers, when applicable. This benefit generally is taxable to the Named Executive Officers.
(3)	The value of any personal use of Company car and driver by the Named Executive Officers is based on the recipient’s cost if equivalent assets were used independent of the Company. This benefit generally is taxable to the Named Executive Officers.
The incremental cost calculation for personal use of the car and driver by the Named Executive Officers included driver overtime, meals and travel pay, maintenance and fuel costs. Company cars also provided business transportation to other executives and non-executive Company personnel. Since the cars were used primarily for business travel, the calculation excludes the fixed costs that do not change based on personal usage, such as drivers’ salaries and the purchase costs of the cars.
(4)	The Named Executive Officers received Company matching contributions equal to 75% of the first 6% of eligible compensation contributed (up to the IRS limit for qualified savings plans) to the Merck U.S. Savings Plan and 4.5% credit of eligible compensation in excess of the IRS limit to the NEOs’ accounts under the Merck Deferral Program.
(5)	Includes $2,500 in fees for financial planning services received in 2016 but paid in 2017.
(6)	Was reported as $0 in the 2016 proxy statement due to a clerical error.

2018 PROXY STATEMENT    58

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CHIEF EXECUTIVE OFFICER (CEO) PAY RATIO

INTRODUCTION

Effective January 1, 2018, the Dodd-Frank Act requires the disclosure of (1) total annual compensation for our CEO, (2) the median total annual compensation for our employees globally excluding our CEO and (3) the ratio of those two numbers.

MEDIAN ANNUAL TOTAL COMPENSATION

We used base salary as our Consistently Applied Compensation Measure (“CACM”) as of October 31, 2017, to identify median annual total compensation. For this purpose, we annualized base salary for all full and part-time employees hired after January 1, 2017 and employed as of October 31, 2017. We converted foreign currency to U.S. dollars using a twelve month average exchange rate between November 1, 2016, through October 31, 2017.

EXEMPTIONS

TOTAL EMPLOYEES BEFORE AND AFTER DE MINIMIS EXEMPTION

Merck’s employee population included 27,058 (37%) employees in the United States and 46,203 (63%) employees outside the United States. After excluding 3,661 employees in 14 countries, as detailed in the table below and up to the 5% limit allowable under the rules, we identified our median employee from a group of approximately 69,600 employees globally.

EXCLUDED UNDER DE MINIMIS EXEMPTION
Country	Number of Employees	Country	Number of Employees
Algeria	62	India	2,259
Bahrain	7	Indonesia	508
Bosnia-Herzegovina	2	Macedonia	1
Dominican Republic	17	Nigeria	1
El Salvador	1	Philippines	359
Egypt	295	Romania	116
Honduras	15	Venezuela	18
TOTAL			3,661

THE RATIO

The median annual total compensation as calculated under the Summary Compensation Table requirements was $82,173 comprised of base salary, annual incentive, savings plan company match and change in pension value. The total annual compensation for our CEO was $17,643,087 (as disclosed on page 57) resulting in a reasonable estimation of a ratio of the CEO’s compensation to our median compensation amount of 215 to 1.

Under the SEC rules, companies may identify the median annual total compensation using a wide variety of methods including reasonable assumptions and estimations. It is therefore difficult to compare Merck’s ratio to the ratio of other companies.

2018 PROXY STATEMENT    59

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GRANTS OF PLAN-BASED AWARDS

The following table provides information concerning each award made in 2017 to the Named Executive Officers under any incentive plan.

Grants of Plan-Based Awards for Fiscal Year Ended December 31, 2017
				Estimated Future Payouts Under Non-Equity Incentive Plan Awards						Estimated Future Payouts Under Equity Incentive Plan Awards						All Other Stock Awards: Number of Shares	All Other Option Awards: Number of Securities		Exercise or Base Price of		Grant Date Fair Value of Stock
Name	Grant Date	Board Approval Date	Award Type	Thres- hold ($)	(1)	Target ($)	(1)	Maximum ($)	(1)	Thres- hold (#)	(2)	Target (#)	(2)	Maximum (#)	(2)	of Stock or Units (#)	Underlying Options (#)	(3)	Option Awards ($/Sh)	(3)	and Option Awards ($)	(4)
K.C. Frazier	03/31/2017	02/28/2017	PSUs							0		137,709		275,418							$8,814,767	(2)
	05/05/2017	02/28/2017	Options														534,950		$ 63.97		3,750,000	(3)
			EIP	$ 0		$ 2,377,500		$ 4,755,000
R.M. Davis	03/31/2017	02/28/2017	PSUs							0		41,863		83,726							2,679,655	(2)
	05/05/2017	02/28/2017	Options														162,625		63.97		1,140,001	(3)
			EIP	0		1,076,250		2,152,500
M.J. Holston	03/31/2017	02/28/2017	PSUs							0		24,237		48,474							1,551,413	(2)
	05/05/2017	02/28/2017	Options														94,151		63.97		659,999	(3)
			EIP	0		783,750		1,567,500
R.M. Perlmutter	03/31/2017	02/28/2017	PSUs							0		44,067		88,134							2,820,733	(2)
	05/05/2017	02/28/2017	Options														171,184		63.97		1,200,000	(3)
			EIP	0		1,146,931		2,293,862
A.H. Schechter	03/31/2017	02/28/2017	PSUs							0		41,863		83,726							2,679,655	(2)
	05/05/2017	02/28/2017	Options														162,625		63.97		1,140,001	(3)
			EIP	0		1,088,089		2,176,178
(1)	Amounts represent awards under the EIP, which equal a specified percentage of base salary as in effect on December 31, 2017. The actual amounts earned by each Named Executive Officer are set forth in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.
(2)	The payout of PSUs can range from zero at threshold to a maximum of 200% of target, depending on the level of achievement of the applicable performance goals. For more information on PSUs, see the “PSU Program” section on page 53 and the Narrative to the Grants of Plan Based Awards table on the following page.
(3)	Stock options generally vest and become exercisable in equal installments on the first, second and third anniversaries of the grant date.
The exercise price of all stock options granted in 2017 is the closing price of Merck common stock, as traded on the New York Stock Exchange on May 5, 2017. For more information on stock options granted to the Named Executive Officers in 2017, please see “Current LTI Grant Practices” on page 55.
(4)	This column represents the full grant date fair value of PSUs and stock options granted to each of the Named Executive Officers, as calculated in accordance with FASB ASC Topic 718. These amounts do not represent the actual value realized by the Named Executive Officers during 2017.

2018 PROXY STATEMENT    60

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NARRATIVE INFORMATION RELATING TO THE GRANTS OF PLAN-BASED AWARDS TABLE

GENERAL INFORMATION REGARDING THE EXECUTIVE INCENTIVE PLAN (“EIP”)

The EIP is a shareholder-approved plan that is administered by the C&B Committee. It is designed to provide cash awards to employees who are subject to Section 16 of the Securities Exchange Act of 1934. Compensation paid under this plan is intended to be treated as “performance-based compensation” under Section 162(m) of the Internal Revenue Code. Awards are based on an objective formula defined in the plan that provides for a maximum award fund equal to 2.5% of adjusted net income. The CEO may receive an award not to exceed 10% of the maximum award fund. The maximum individual award for all other plan participants is equal to 90% of the award fund for that year divided by the number of participants other than the CEO. The C&B Committee can use its discretion to reduce (commonly called “negative discretion”), but not increase, the maximum awards payable under this formula for executive officers. In prior years, it has been the C&B Committee’s practice to reduce the maximum awards to the amount actually paid using the following process.

Using negative discretion, the C&B Committee adjusts the maximum awards payable under the EIP to the actual amounts paid to executive officers with the following methodology:

■	Each executive officer is assigned a target award opportunity that is expressed as a multiple of salary.
■	The Company performance component (as reflected by the Company Scorecard) is multiplied by the target award opportunity. The Company performance component can range between 50% and 200% of target.

GENERAL INFORMATION REGARDING LONG-TERM INCENTIVES

Stock Options

Stock options enable executives to share in the financial gain derived from the potential appreciation in stock price from the date that the option is granted until the date that the option is exercised. The exercise price of a stock option is set as the closing price of Merck common stock as reported on the New York Stock Exchange on the grant date (unless a higher grant price is required under local law).

Subject to their terms, stock options generally vest and become exercisable in equal installments on the first, second, and third anniversaries of the grant date and expire on the day before the tenth anniversary of the grant date.

RSUs

Restricted Stock Units (“RSUs”), subject to their terms, generally vest and become payable in shares of Merck common stock on the third anniversary of the grant date. Dividend equivalents are accrued and paid out in cash if and when the RSUs vest.

PSUs

Performance Share Units (“PSUs”), subject to their terms, generally vest and become payable in shares of Merck common stock following a three-year performance cycle provided that minimum performance goals are met. Failure to attain the minimum performance goal results in forfeiture of the shares applicable to the respective award opportunity. All PSU awards and performance goals are approved by the C&B Committee within the first 90 days of the applicable performance cycle.

For PSUs granted prior to January 1, 2017, final awards were determined over a three-year cumulative performance period, based on the following:

■	50% of the award will be determined by the Company’s Operating Cash Flow vs. target for the three-year performance period.
■	50% of the award will be determined by the Company’s average annual TSR relative to the median TSR of our Peer Group for the three-year performance period.
■	Payouts can range from zero at threshold to a maximum of 200% of target.
■	Dividend equivalents are accrued and paid in shares if and when the PSUs vest and are only applied to the portion of the award that is earned.

Payouts were made for the 2015-2017 performance period in February of 2018.

For PSUs granted on or after January 1, 2017, final awards will be determined over a three-year cumulative performance period based on the following:

■	25% of the award will be determined by the Company’s Operating Cash Flow vs. target for the three-year performance period.
■	25% of the award will be determined by the Company’s Cumulative Earnings Per Share vs. target for the three-year performance period.
■	50% of the award will be determined by the Company’s average annual TSR relative to the median TSR of our Peer Group for the three-year performance period.
■	Payouts can range from zero at threshold to a maximum of 200% of target.
■	Dividend equivalents are accrued and paid in shares, if and when the PSUs vest, and are only applied to the portion of the award that is earned.

2018 PROXY STATEMENT    61

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OUTSTANDING EQUITY AWARDS

The following table provides details about each outstanding equity award held by the Named Executive Officers as of December 31, 2017.

Outstanding Equity Awards for Fiscal Year Ended December 31, 2017
	Option Awards									Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Grant Date	Option Exercise Price ($)	Vesting Date	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)	(4)
K.C. Frazier	228,091	(1)				05/07/10	$ 33.49	05/07/11	05/06/20
	559,701	(1)				05/04/11	36.56	05/04/12	05/03/21
	694,698	(1)				05/02/12	39.29	05/02/13	05/01/22
	644,122	(1)				05/06/13	44.98	05/06/14	05/05/23
	550,206	(1)				05/09/14	58.22	05/09/15	05/08/24
	495,356	(1)	247,678	(1)		05/01/15	59.86	05/01/16	04/30/25
	271,647	(1)	543,294	(1)		05/10/16	54.68	05/10/17	05/09/26
			534,950	(1)		05/05/17	63.97	05/05/18	05/04/27
												272,160	(2)	$ 15,314,443
												275,418	(3)	15,497,771
R.M. Davis	192,572	(1)				05/09/14	$ 58.22	05/09/15	05/08/24
	144,478	(1)	72,240	(1)		05/01/15	59.86	05/01/16	04/30/25
	83,757	(1)	167,516	(1)		05/10/16	54.68	05/10/17	05/09/26
			162,625	(1)		05/05/17	63.97	05/05/18	05/04/27
												83,916	(2)	$ 4,721,953
												83,726	(3)	4,711,262
M.J. Holston	18,341	(1)				05/09/14	$ 58.22	05/09/15	05/08/24
	41,279	(1)	41,281	(1)		05/01/15	59.86	05/01/16	04/30/25
	49,802	(1)	99,604	(1)		05/10/16	54.68	05/10/17	05/09/26
			94,151	(1)		05/05/17	63.97	05/05/18	05/04/27
												49,896	(2)	$ 2,807,648
												48,474	(3)	2,727,632
R.M. Perlmutter	225,443	(1)				05/06/13	$ 44.98	05/06/14	05/05/23
	192,572	(1)				05/09/14	58.22	05/09/15	05/08/24
	165,118	(1)	82,560	(1)		05/01/15	59.86	05/01/16	04/30/25
	90,549	(1)	181,098	(1)		05/10/16	54.68	05/10/17	05/09/26
			171,184	(1)		05/05/17	63.97	05/05/18	05/04/27
												90,720	(2)	$ 5,104,814
												88,134	(3)	4,959,300
A.H. Schechter	250,994	(1)				05/04/11	$ 36.56	05/04/12	05/03/21
	277,879	(1)				05/02/12	39.29	05/02/13	05/01/22
	244,767	(1)				05/06/13	44.98	05/06/14	05/05/23
	209,078	(1)				05/09/14	58.22	05/09/15	05/08/24
	156,862	(1)	78,432	(1)		05/01/15	59.86	05/01/16	04/30/25
	86,021	(1)	172,044	(1)		05/10/16	54.68	05/10/17	05/09/26
			162,625	(1)		05/05/17	63.97	05/05/18	05/04/27
												86,184	(2)	$ 4,849,574
												83,726	(3)	4,711,262

2018 PROXY STATEMENT    62

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(1)	Stock options generally vest and become exercisable in equal installments on the first, second and third anniversary of grant, and expire on the day before the tenth anniversary of grant. The date set forth in the “Vesting Date” column represents the first vesting date for such award. Stock options also vest upon attainment of eligibility to retire, in which case they become exercisable in equal installments on the first, second and third anniversary of grant. Since 2013, unvested options for retirees that otherwise would have vested within 12 months following retirement become exercisable in accordance with their original schedule.
(2)	Maximum (200% of target) of PSUs granted during 2016 that may be earned based on Merck’s performance, as determined by the C&B Committee, following the completion of the three-year performance period ending December 31, 2018.
(3)	Maximum (200% of target) of PSUs granted during 2017 that may be earned based on Merck’s performance, as determined by the C&B Committee, following the completion of the three-year performance period ending December 31, 2019.
(4)	The market value of the units reported in this column was computed by multiplying the number of such units by $56.27, the closing price of Merck common stock on December 29, 2017.

OPTION EXERCISES AND STOCK VESTED

The following table provides information about stock options that were exercised and stock units that vested during 2017.

Option Exercises and Stock Vested for Fiscal Year Ended December 31, 2017
	Option Awards			Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	(1)	Number of Shares Acquired on Vesting (#)	(2)	Value Realized on Vesting ($)	(3)
K.C. Frazier	—	$—		190,298	(a)	$10,413,107
R.M. Davis	—	—		55,502	(a)	3,037,069
				85,881	(b)	5,497,243
M.J. Holston	77,959	379,879		31,716	(a)	1,735,500
R.M. Perlmutter	—	—		63,434	(a)	3,471,108
A.H. Schechter	36,335	1,066,012		60,260	(a)	3,297,427
(1)	This column represents the values realized upon stock option exercises during 2017 which were calculated based on the difference between the market price of Merck common stock at the time of exercise and the exercise price of the option.
(2)	This column represents the vesting during 2017 of the following:
(a)	PSUs granted in 2015 that were paid on February 27, 2018 including dividends accrued and paid in shares. The total net after tax number of shares of Merck common stock received from the vesting of PSUs was 110,393 for Mr. Frazier, 30,908 for Mr. Davis, 20,694 for Mr. Holston, 34,931 for Mr. Perlmutter, and 34,094 for Mr. Schechter; and
(b)	RSUs granted in 2014 to Mr. Davis when he joined the Company and became the Executive Vice President and Chief Financial Officer of the Company.
(3)	The value realized for PSUs was determined by multiplying the number of units that vested by the market price of Merck common stock on February 27, 2018. The value realized for RSUs was determined by multiplying the number of units that vested by the market price of Merck common stock on May 9, 2017.

2018 PROXY STATEMENT    63

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PENSION BENEFITS

The table below sets forth information concerning the present value of benefits accumulated by the Named Executive Officers (“NEOs”) from two defined benefit pension plans—the Retirement Plan for the Salaried Employees of MSD (the “Qualified Plan”) and the MSD Supplemental Retirement Plan (the “SRP”). The terms of the plans are described below.

Pension Benefits for Fiscal Year Ended December 31, 2017
Name	Plan Name	Number of Years Credited Service (#)	(2)	Number of Years Cash Balance Service (#)	(3)	Present Value of Accumulated Benefit ($)	(4)	Payments During Last Fiscal Year ($)
K.C. Frazier(1)	Qualified Plan	25.50		25.58		$1,500,077		$ 0
	SRP	25.50		25.58		25,597,842		0
R.M. Davis	Qualified Plan	—		3.67		70,411		0
	SRP	—		3.67		394,479		0
M.J. Holston	Qualified Plan	5.50		5.50		241,231		0
	SRP	5.50		5.50		1,038,296		0
R.M. Perlmutter	Qualified Plan	3.50		8.58		242,210		0
	SRP	3.50		8.58		1,211,257		0
A.H. Schechter	Qualified Plan	29.50		29.50		1,309,140		0
	SRP	29.50		29.50		10,698,440		0
(1)	As of December 31, 2017, Mr. Frazier was eligible for early retirement subsidies under the Qualified Plan and SRP.
(2)	This column shows the number of years of Credited Service that is used for benefit accrual purposes and eligibility purposes under the Final Average Pay formula of the Qualified Plan and SRP.
Credited Service begins with the January 1 or July 1 coincident with or following a participant’s hire date and ends with the last full month of employment for employees actively employed on December 31, 2012, and eligible for Final Average Pay formula transition provisions of the Qualified Plan and SRP. Credited Service is earned through the earlier of termination or December 31, 2019. A maximum of 35 years of Credited Service may be earned. For rehires after December 31, 2012 (Dr. Perlmutter), Credited Service for benefit accrual purposes ends at the original date of termination. Mr. Davis does not have Credited Service because he entered the Plans after December 31, 2012.
(3)	This column shows the number of years of Cash Balance Service that is used for benefit accrual purposes under the Cash Balance formula of the Qualified Plan and SRP.
Cash Balance Service begins on a participant’s first day of employment and includes all years and completed months of service and ends on the participant’s date of termination of employment.
(4)	For the Qualified Plan and SRP, the actuarial present value is calculated using the same assumptions used for financial statement reporting purposes as set forth in the footnotes to our financial statements, except that commencement is assumed at the earliest unreduced retirement age (with no pre-retirement mortality). The earliest unreduced retirement age is the earlier of age 62 and 10 years of credited service or age 65 with no service requirement. Mr. Frazier and Dr. Perlmutter qualify for unreduced benefits and valuation occurs as of December 31, 2017. Mr. Davis has only a Cash Balance benefit, which is valued as of December 31, 2017. Some key assumptions include:
■	Discount rate equals 3.7% for the Qualified Plan and 3.6% for the SRP;
■	Mortality based on the sex distinct RP-2014 White Collar Adjusted Mortality Table adjusted back to 2006 with projection based on modified MP-2017 Projection Scale using a 0.75% ultimate rate at most ages;
■	Future lump sum conversion factors calculated by the implied forward rates embedded in the 12/31/2017 Willis Towers Watson RATE:Link 60th to 90th percentile yield curve and mortality defined in IRC Section 417(e)(3)(D); and
■	Assumes that 80% of retirees elect a lump sum and the remaining 20% elect an annuity.

The NEOs participate in two defined benefit plans as do other U.S.-based Merck Sharp & Dohme Corp. salaried employees. Benefits payable under the Qualified Plan and the SRP (collectively, the “Retirement Plans”) are based on several formulas.

Beginning in 2013, a Cash Balance formula was added to replace the Final Average Pay (“FAP”) formula. Employees eligible for U.S. benefits on December 31, 2012, receive transition benefits, which provide the greater of the benefit under the Cash Balance and FAP formulas through December 31, 2019, or the date the participant terminates employment or loses Retirement Plan eligibility, if earlier. All NEOs except Dr. Perlmutter and Mr. Davis are eligible for transition benefits.

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■	Final Average Pay Formula: For service prior to January 1, 2013, benefits are calculated and shown as a single life annuity normally payable at age 65 (normal retirement date or “NRD”). The amount equals:

*	Limited to 31.25

■	Cash Balance Formula: For service starting January 1, 2013, benefits are calculated and shown as an account balance that grows with annual pay credits according to the following schedule:

Age + Cash Balance Service at 12/31		Percent of Total Pay credited to Account Balance
At Least	Less Than
	40	4.5%
40	50	5.5%
50	60	6.5%
60	70	8.0%
70	—	10.0%

The account balance also earns interest credits every year at the annual rate of the change in the Consumer Price Index plus 3% (and not less than 3.3%). The account balance is the sum of annual pay credits and interest credits.

Final Average Pay. The average of a participant’s highest five consecutive calendar years of Total Pay for the 10 years before the earlier of:

■	Termination of employment, or
■	December 31, 2019, if eligible for the transition provisions.

Total pay is generally base salary and EIP for both the FAP and Cash Balance formulas for the NEOs.

Vesting. A participant is generally vested once he or she has three years of vesting service. All NEOs are vested. A participant who is vested and terminates employment can commence receiving a reduced pension benefit after attaining age 55. FAP benefits are reduced on an actuarial basis. Since Mr. Davis only has benefits under the Cash Balance formula, he can commence payment of his Qualified Plan benefit immediately upon termination.

Early Retirement Subsidies. Under the FAP formula, if a participant terminates employment and is age 55 with at least 10 years of credited service, then he or she is entitled to early retirement subsidies. Under this provision unreduced benefits may begin at age 62 and benefits that begin before 62 are only reduced by 3% per year that benefits begin before age 62.

Disability Retirement. A participant who terminates employment due to a disability that can reasonably be expected to permanently disable him or her from any job anywhere may be approved for a disability retirement. In such a case, the participant’s FAP benefit that has accrued is not reduced for early commencement.

SRP Benefits. The Qualified Plan benefits are limited by the Internal Revenue Code (“IRC”). The SRP is an unfunded plan maintained to provide benefits according to the formulas described above without regard to the IRC limits. The SRP may also include benefits based on compensation deferred into the Merck Deferral Program.

In addition, employees who were exempt from the Age Discrimination in Employment Act (“ADEA”) and subject to the Company’s mandatory age 65 retirement policy prior to January 1, 1995 are eligible for an additional benefit payable upon retirement from active service at age 64. The additional benefit is an amount calculated under the FAP formula using one additional month of credited service for each month of credited service accrued prior to January 1, 1995 (up to the 35-year cap) minus: (i) the regular benefit payable under the Company Retirement Plans; and (ii) any retirement benefit payable from a plan not sponsored by the Company.

The SRP was amended as of January 1, 1995 to prospectively eliminate this additional benefit. Further, in 2009, the Company revised its mandatory retirement policy to cover only the CEO. As a result of his appointment to CEO, Mr. Frazier is eligible to receive the additional benefit provided that, at the time of his retirement from the Company (at no earlier than age 64), he is ADEA-exempt and subject to the Company’s age 65 mandatory retirement policy. If these requirements are met, Mr. Frazier will have 30 years of credited service (as compared to 27.5, without benefit of this provision).

Forms of Benefit. In the Qualified Plan and in the SRP for accruals prior to 2005, a participant generally can choose from several annuity options or a lump sum. Post 2004 SRP accruals are payable in a lump sum or installments of 5 to 10 years. All forms of benefit are actuarially equivalent to the single life annuity.

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NONQUALIFIED DEFERRED COMPENSATION

The following table shows the executive contributions, earnings and account balances for the Named Executive Officers in the Merck Deferral Program, an unfunded, unsecured deferred compensation plan. The Deferral Program allows participants who are executive officers to defer the following:

■	All or a portion of annual bonus (but not less than $3,000); and/or
■	Up to 50% of base salary, subject to certain limitations.

Nonqualified Deferred Compensation for Fiscal Year Ended December 31, 2017
Name	Executive Contributions in 2017 ($)	(1)	Registrant Contributions in 2017 ($)	(2)	Aggregate Earnings in 2017 ($)	(3)	Aggregate Withdrawals/ Distributions in 2017 ($)	Aggregate Balance at 12/31/17 ($)	(4)
K.C. Frazier	$550,274		$171,929		$1,864,336		$0	$14,923,866
R.M. Davis	0		82,812		42,657		0	299,660
M.J. Holston	2,981		60,548		8,864		0	475,858
R.M. Perlmutter	0		95,246		53,802		0	466,946
A.H. Schechter	0		83,857		55,032		0	853,440
(1)	The amounts disclosed in this column were also reported as either “Salary” or the “Non-Equity Incentive Plan Compensation” in the Summary Compensation Table for 2017. Those amounts, as well as amounts in the “Aggregate Balance at 12/31/17” column that represent salary or bonus that were reported in the Summary Compensation Table of prior proxy statements, are described in more detail in footnote (4) below.
The amounts disclosed in this column consist of $550,274 of base salary deferred by Mr. Frazier and $2,981 of base salary deferred by Mr. Holston in 2017.
(2)	The amounts disclosed in this column represent the Company’s annual 4.5% credit of eligible pay in excess of the IRS limit to the NEO’s accounts under the Deferral Program. These amounts are included within the amount disclosed in the “All Other Compensation” column of the Summary Compensation Table for each applicable named executive for 2017.
(3)	This column represents dividends earned plus changes in account value (investment earnings or losses) for the period of January 1, 2017 to December 31, 2017.
(4)	This column includes deferred compensation earned in earlier years which was disclosed as either “Salary” or “Non-Equity Incentive Plan Awards” in the Summary Compensation Table of prior proxy statements as follows: Frazier, $534,591 for 2016 and $525,000 for 2015; Holston, $76,154 for 2016 and $121,500 for 2015.

Deferral Program Investments: Account balances may be invested in phantom investments selected by the executive from an array of investment options that mirrors the funds in the Merck U.S. Savings Plan. Deferrals of RSUs and PSUs were required to be made to the Merck common stock fund and may not be reallocated into any other investment alternative.

Distributions: When participants elect to defer amounts into the Merck Deferral Program, they also elect when the amounts ultimately will be distributed to them. Distributions may either be made in a specific year, whether or not employment has then ended, or at a time that begins at or after the executive’s employment has ended. Distributions can be made in a lump sum or up to 15 annual installments. Distributions from the Merck common stock fund are made in shares, with cash payable for any partial share.

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POTENTIAL PAYMENTS UPON TERMINATION OR A CHANGE IN CONTROL

The section below describes the payments that may be made to the Named Executive Officers (“NEOs”) upon separation, pursuant to individual agreements, or in connection with a change in control (as defined below). For payments made to a participant upon a retirement other than in connection with a separation or change in control, see the Pension Benefits table and related narrative beginning on page 64.

SEPARATION

The Company provides separation pay and benefits to all of its U.S.-based employees who are employees of Merck Sharp & Dohme Corp., including the NEOs, pursuant to the Merck & Co., Inc. U.S. Separation Benefits Plan (the “Separation Plan”). An amount related to the executive’s target annual incentive award is provided under certain circumstances. To be eligible for all of the benefits described below, a general release of claims is required, as well as compliance with non-disparagement, cooperation with litigation and, in some cases, non-competition and non-solicitation agreements in connection with, and at the time of, the separation.

Severance Pay. The Separation Plan provides severance pay to employees whose employment is terminated due to organizational changes, including discontinuance of operations, location closings, corporate restructuring or a general reduction in work force. For eligible separations during 2017, certain management level employees, including the NEOs, were eligible to receive the following severance pay, payable in a lump sum.

Years of Continuous Service at Separation Date	Weeks of Severance Pay
Less than 1 year	26
1 – 4 years	40
5 years or more	40 plus 2 additional weeks for each year of continuous service beyond
4 years (maximum 78 total)

Health and Welfare Continuation. Separated employees are eligible for continued participation in the medical, dental and basic life insurance plans for 26 to 78 weeks depending on their years of continuous service, by paying contributions at the same rate as paid by active employees.

Financial Planning Benefits and Outplacement Assistance. Under the Separation Plan, certain management-level employees, including the NEOs, are eligible for up to 6 months of financial planning benefits and up to 12 months of executive outplacement services.

EIP AWARDS

As part of our standard practice for separated employees and depending on the date of separation, we may pay an amount in lieu of a bonus payout under the Executive Incentive Plan (“EIP”) in a way that complies with Section 409A of the Internal Revenue Code.

■	If employment terminates following the end of the performance year, the executive will be considered for a bonus on the same terms and conditions as other employees with respect to the previous year’s performance.
■	If employment terminates between January 1 and June 30 of the performance year, the employee is not eligible for payment of a bonus for the year in which separated, unless the employee is retirement eligible. Retirement eligible employees may receive a special payment in lieu of any award under the EIP. The amount of the special payment is based on his or her target award and the number of months worked in the current year.
■	If employment terminates after June 30 and before December 31 of the performance year, a special payment is made in lieu of any award under the EIP. The amount of the special payment is based on the employee’s target award and the number of months worked in the current year.

EFFECTS UNDER OTHER BENEFIT PLANS

Separated employees may be eligible for additional benefits under other plans as described below. In general, these benefits are only provided in exchange for a valid release of claims.

■	Retirement Plan Bridge. Employees who would have been at least age 50 with at least 10 years of Cash Balance Service as of December 31 of the year in which their separation occurs are eligible. These employees receive a pro-rata portion of

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the enhancement provided by early retirement subsidies as described in the “Pension Benefits” section beginning on page 64. The pro-ration equals the percentage of the employee’s Credited Service on separation date divided by the Credited Service that the employee would have had if employment had continued until he/she was first eligible to be treated as an early retiree.
■	Retiree Healthcare Bridge. If the employee is at least age 52 with 10 years of Cash Balance Service as of December 31 of the year in which separation occurs, he/she is eligible for subsidized retiree medical benefits in accordance with the plan provisions applicable to similarly situated retired employees, as they may be amended from time to time.
■	Options, RSUs and PSUs. In 2017, all separated bridged employees are eligible to be treated in accordance with plan provisions applicable to retired employees with respect to options, RSUs and PSUs granted to them before 2013. For grants occurring during or after 2013, generally, separated bridged employees are eligible to be treated in accordance with the plan provisions applicable to retired employees only if they are also eligible for subsidized retiree medical benefits; if they are not also eligible for subsidized retiree medical benefits, separated bridged employees will be treated in accordance with the plan provisions applicable to involuntarily terminated employees.

INDIVIDUAL AGREEMENTS AND ARRANGEMENTS

Robert M. Davis was appointed Executive Vice President and Chief Financial Officer by the Board effective April 23, 2014. To compensate Mr. Davis for pension benefits he forfeited upon leaving his prior employer, his agreement provides for a cash payment of $2,000,000 within 90 days of his termination of employment (other than for cause), provided that he was employed for at least 10 years with no breaks in service.

CHANGE IN CONTROL

Participants in the Change in Control Plan include the NEOs as well as certain other senior executives. With respect to the NEOs, the severance benefits described below would be provided upon qualifying terminations of employment within two years following a change in control. The C&B Committee, on November 26, 2012, adopted a number of changes to the Change in Control Plan that, among other things, (1) reduce the size of the participant population; (2) reduce the cash severance multiples for participants other than the CEO; (3) eliminate additional age and service credits under the supplemental pension plan; and (4) raise certain thresholds, thereby increasing the requirements that must be met to trigger the occurrence of a change in control. Any changes to the terms described below are reflected in this discussion.

■	Cash severance paid in a lump sum within 90 days following employment termination in an amount equal to three for the CEO, two for the other NEOs, times the sum of his or her base salary plus the lesser of (a) his or her target bonus amount or (b) the average of the actual bonuses paid to the NEO in the three years immediately preceding his or her termination while the NEO was serving in the same position as he or she was serving immediately prior to termination, annualized for partial or incomplete years in such position.
■	Pro-rata annual cash incentive at target levels, paid in a lump sum within 90 days following employment termination.
■	Continued medical, dental and life insurance benefits at active-employee rates for a period of up to three years for the CEO (but not beyond the CEO’s 65th birthday) and for up to two years for the NEOs other than the CEO. These benefits are reduced by benefits obtained from a subsequent employer.
■	If the NEO would attain specified age and service levels within two years following the change in control, then he or she is entitled to subsidized and/or unreduced pension benefits upon commencement of pension benefits in accordance with plan terms after his or her termination of employment. In addition, if the NEO would attain specified age and service levels within two years following the change in control, then he or she is entitled to subsidized retiree medical benefits as a retiree under our health plans commencing immediately after the expiration of the benefit continuation period at active rates as described above.
If the NEO is a participant in the Company’s pension plan, he or she will become vested (if not already) in the applicable accrued benefit as of the termination date.
■	Continued financial planning benefits and outplacement assistance benefits for up to 12 months.

Terminations of employment that entitle an NEO to receive severance benefits under the plan consist of (1) a termination without cause or (2) a resignation by the NEO for good reason, in each case within two years following a change in control. An NEO is not eligible for benefits under the plan if his or her termination is due to death or permanent disability.

A “change in control” for purposes of the plan generally consists of any of the following:

■	An acquisition of more than 30% of the Company’s voting securities (other than acquisitions directly from the Company); or
■	The current Board (and their approved successors) ceasing, over any consecutive 24-month period, to constitute a majority of the board of directors of a successor to the Company; or

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■	The consummation of a merger, consolidation or reorganization, unless
•	the shareholders of the Company prior to the transaction hold at least 50% of the voting securities of the successor;
•	the members of the Board prior to the transaction constitute at least a majority of the board of directors of the successor; and
•	no person owns 30% or more of the voting securities of the Company or the successor; or
■	Shareholder approval of the liquidation or dissolution of the Company or the sale by the Company of all or substantially all of its assets.

A “termination for good reason” for the NEOs generally includes any of the following actions without the executive’s written consent following a change in control:

■	Significantly and adversely changing the executive’s authority, duties, responsibilities or position (including title, reporting level) other than:
•	an isolated, insubstantial and inadvertent action not taken in bad faith that the Company remedies promptly after receiving notice;
•	a change in the person to whom (but not the position to which) he or she reports;
•	ceasing to be an executive officer subject to Section 16(b) of the Exchange Act; or
•	transfer of employment to an affiliate of the Company, if such transfer occurs prior to a change in control;
■	Reducing annual base salary or level of bonus opportunity;
■	Changing the executive’s office location so that he or she must commute more than the greater of (a) 50 more miles or (b) 120% more miles, as compared to his or her commute immediately prior to the change;
■	Failing to pay base salary, bonus or deferred compensation under any Company deferred compensation program within seven days of its due date;
■	Failing to continue any material compensation plan or program in which the executive participates, including bonus plans and the Incentive Stock Plan (or successors to those plans), or failing to continue his or her level of participation in those plans;
■	Failing to continue to provide him or her with pension and welfare benefits substantially similar to those in which he or she participates or materially reducing any of those benefits or depriving him or her of any material fringe benefit;
■	Failing to obtain a satisfactory agreement from any successor to Merck to assume and agree to perform the obligations under the Change in Control Plan; and
■	Any purported termination of the executive’s employment by the Company or its subsidiaries, which is not properly effected pursuant to the notice provisions of the Change in Control Plan.

A termination by the Company for “cause” generally includes:

■	Willful and continued failure by the executive to substantially perform his or her duties for the Company (other than any failure that results from his or her incapacity due to physical or mental illness or any such actual or anticipated failure after the issuance of a notice of termination for good reason) for at least 30 consecutive days after a written demand for substantial performance has been delivered to him or her;
■	Willful misconduct or gross negligence by the executive that is demonstrably and materially injurious to the Company or any of its subsidiaries; and
■	Conviction, or entry of a plea of nolo contendere to
•	a felony or
•	any crime (whether or not a felony) involving dishonesty, fraud, embezzlement or breach of trust.

To receive the severance benefits under the plan, an NEO must execute a general release of claims against Merck (or its successor) and its affiliates, which includes certain restrictive covenants, including a commitment by the NEO not to solicit employees for two years following the change in control. The severance benefits are in lieu of (or offset by) any other severance benefits to which an NEO may be entitled under other arrangements. The severance benefits under the Change in Control Plan (other than the tax-qualified pension benefits) are generally subject to discontinuation in the event of breach by the NEO of the restrictive covenants and other obligations under the release.

The NEOs are not entitled to any tax gross-up in the event they are subject to excise taxes payable under Section 4999 of the Internal Revenue Code of 1986, as amended, in connection with a change in control.

Options, RSUs and PSUs generally will vest upon an involuntary termination of employment within two years after a change in control.

■	In general, vested stock options may be exercised for five years following termination of the option holder’s employment following a change in control (but not beyond the original term of the stock option). This extended exercise period would not apply in the case of terminations by reasons of death or retirement or for gross misconduct.
■	If stock options do not remain outstanding following the change in control and are not converted into successor stock options, then option holders will be entitled to receive cash for each option in an amount equal to the difference between the exercise price and the price paid to shareholders in the change in control and the applicable exercise price.
■	Upon a change in control, a portion of PSUs generally will become vested as determined by reference to the holder’s period of employment during the performance cycle:
•	based on actual performance as to fiscal years that have been completed for at least 90 days as of the date of the change in control; or
•	otherwise, based on target performance.

In addition, our compensation and employee benefit plans, programs and arrangements generally provide that for two years following the change in control, the material terms of the plans, programs and arrangements (including terms relating to eligibility, benefit calculation, benefit accrual, cost to participants, subsidies and rates of employee contributions) may not be modified in a manner that is materially adverse to individuals who participated in them immediately before the change in control.

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The following table estimates the dollar value of the additional payments and benefits the NEOs would have been entitled to receive under applicable plans and/or arrangements, assuming the applicable triggering event occurred on December 31, 2017. These amounts are in addition to what would otherwise be payable in the event the NEO retired. As of December 31, 2017, Mr. Frazier is retirement eligible (i.e., he is at least age 55 and has completed at least 10 years of Credited Service).

Name	Type of Payment or Benefit	Involuntary Termination Before Change in Control ($)	Change in Control ($)	Involuntary Termination After Change in Control ($)
K.C. Frazier	Severance Pay(1)	$2,377,500	—	$11,887,500
	Supplemental Pension and Retiree Medical(2)	—	—	—
	Welfare Benefits Continuation	26,328	—	35,104
	Stock Option Accelerated Vesting(3)	—	—	431,919
	PSU Accelerated Vesting(4)	—	—	8,804,703
	RSU Accelerated Vesting	—	—	—
	Outplacement, Financial Planning	45,000	—	50,000
	TOTAL	$2,448,828	—	$21,209,226
R.M. Davis	Severance Pay(1)	$788,462	—	$4,202,500
	Supplemental Pension and Retiree Medical(2)	—	—	—
	Welfare Benefits Continuation	10,802	—	43,209
	Stock Option Accelerated Vesting(3)	—	—	266,350
	PSU Accelerated Vesting(4)	1,613,334	—	4,716,608
	RSU Accelerated Vesting	—	—	—
	Outplacement, Financial Planning	45,000	—	50,000
	TOTAL	$2,457,598	—	$9,278,667
M.J. Holston	Severance Pay(1)	$666,346	—	$3,217,500
	Supplemental Pension and Retiree Medical(2)	—	—	—
	Welfare Benefits Continuation	17,274	—	46,065
	Stock Option Accelerated Vesting(3)	—	—	158,370
	PSU Accelerated Vesting(4)	959,280	—	2,767,640
	RSU Accelerated Vesting	—	—	—
	Outplacement, Financial Planning	45,000	—	50,000
	TOTAL	$1,687,900	—	$6,239,575
R.M. Perlmutter	Severance Pay(1)	$840,242	—	$4,478,492
	Supplemental Pension and Retiree Medical(2)	—	—	—
	Welfare Benefits Continuation	17,709	—	70,835
	Stock Option Accelerated Vesting(3)	—	—	143,973
	PSU Accelerated Vesting(4)	—	—	2,849,841
	RSU Accelerated Vesting	—	—	—
	Outplacement, Financial Planning	45,000	—	50,000
	TOTAL	$902,951	—	$7,593,141
A.H. Schechter	Severance Pay(1)	$1,554,413	—	$4,248,728
	Supplemental Pension and Retiree Medical(2)	4,964,666	—	5,369,535
	Welfare Benefits Continuation	30,183	—	40,244
	Stock Option Accelerated Vesting(3)	136,775	—	273,550
	PSU Accelerated Vesting(4)	2,073,099	—	4,780,418
	RSU Accelerated Vesting	—	—	—
	Outplacement, Financial Planning	45,000	—	50,000
	TOTAL	$8,804,136	—	$14,762,475

(1)	Amounts shown are pursuant to the arrangements for employees eligible for benefits under the Merck & Co., Inc. U.S. Separation Benefits Plan as described on page 67.
(2)	SRP enhancements include the incremental value of benefits provided upon a change in control. These amounts represent the present value of the enhanced benefit that would be received under the SRP and the cost to provide retiree medical coverage at December 31, 2017.
(3)	Unvested stock options vest upon an involuntary termination occurring within two years immediately following a change in control. The value shown equals the total number of unvested stock option shares as of December 31, 2017, multiplied by the difference between the closing price of Merck common stock on December 29, 2017, of $56.27 and the exercise price of the option.
(4)	The value equals the total number of accelerated shares as of December 31, 2017, multiplied by the closing price of Merck common stock on December 29, 2017, which was $56.27.

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PROPOSAL 3.	RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2018

The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the Company’s independent registered public accounting firm. The Audit Committee has appointed PricewaterhouseCoopers LLP (“PwC”) to serve as our independent registered public accounting firm (the independent auditors) with respect to our operations for the year ending December 31, 2018, subject to ratification by the holders of common stock of the Company. In taking this action, the Audit Committee considered carefully PwC’s performance in that capacity for the Company since the merger between Merck & Co., Inc. and Schering-Plough Corporation (the “Merger”), and prior to the Merger since its retention in 2002, its independence with respect to the services to be performed and its general reputation for adherence to professional auditing standards. The Audit Committee is responsible for the audit fee negotiations associated with the retention of PwC. In conjunction with the mandated rotation of the lead audit partner, the Audit Committee and its Chairman are directly involved in the selection of PwC’s lead audit partner. A new lead audit partner has been designated for 2018. The Audit Committee annually evaluates the performance of PwC, including the senior audit engagement team, and determines whether to reengage the independent registered public accounting firm.

The Audit Committee and the Board of Directors believe that the continued retention of PwC as our independent registered public accounting firm is in the best interest of the Company and our shareholders. Because the members of the Audit Committee value shareholders’ views on our independent auditors, even though ratification is not legally required, there will be presented at the Annual Meeting a proposal for the ratification of the appointment of PwC. If the appointment of PwC is not ratified, the matter of the appointment of independent auditors will be considered by the Audit Committee.

Representatives of PwC will be present at the Annual Meeting to make a statement if they desire to do so. They will also be available to answer appropriate questions from shareholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2018.

The Audit Committee’s Report for 2017 follows.

AUDIT COMMITTEE’S REPORT

The Audit Committee is comprised entirely of independent Directors. The members of the Audit Committee meet the independence and financial literacy requirements of the NYSE and additional heighted independence criteria applicable to members of the Audit Committee under the SEC and NYSE rules. The Audit Committee has adopted, and annually reviews, a charter outlining the practices it follows. The charter complies with all current regulatory requirements.

During 2017, at each of its regularly scheduled meetings (which include in-person meetings scheduled in conjunction with the regular Board meetings, as well as teleconferences to review the quarterly and annual financial statements filed with the SEC), the Audit Committee met as a group with senior members of the Company’s financial management, the independent registered public accounting firm (the independent auditors) and internal auditors. In addition, at each in-person meeting the Audit Committee held separate private sessions with senior management, the independent auditors and internal audit to see that all were carrying out their respective responsibilities.

The Audit Committee has reviewed and discussed the annual audited financial statements with management. The Audit Committee also has received from the independent auditors the written disclosures and a letter from the independent auditors required by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) regarding the independent auditors’ communications with the Audit Committee concerning independence, and has discussed with the independent auditors their independence. Both the independent auditors and the internal auditors had full access to the Committee.

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The Audit Committee met with the independent auditors to discuss their fees, as well as the scope and results of their audit work, including the adequacy of internal controls and the quality of financial reporting. The Committee also discussed with the independent auditors their judgments regarding the quality and acceptability of the Company’s accounting principles, the clarity of its disclosures and the degree of aggressiveness or conservatism of its accounting principles and underlying estimates as well as other matters that are required to be discussed by the applicable standards of the PCAOB. The Audit Committee reviewed and discussed the audited financial statements with management. Based on the review and discussion referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K filing with the Securities and Exchange Commission. Additional information about the Audit Committee and its responsibilities may be found on page 22 of this proxy statement and the Audit Committee Charter is available on our website www.merck.com/about/leadership/board-of-directors.

Audit Committee Pamela J. Craig (Chair) Leslie A. Brun Thomas R. Cech, Ph.D. Paul B. Rothman, M.D.

PRE-APPROVAL POLICY FOR SERVICES OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

As part of its duties, the Audit Committee is required to pre-approve audit and non-audit services performed by the independent registered public accounting firm (the independent auditors) to see that the provision of such services does not impair the auditors’ independence. On an annual basis, the Audit Committee will review and provide pre-approval for certain types of services that may be provided by the independent auditors without obtaining specific pre-approval from the Audit Committee. If a type of service to be provided by the independent auditors has not received pre-approval during this annual process, it will require specific pre-approval by the Audit Committee. The Audit Committee does not delegate to management its responsibilities to pre-approve services performed by the independent auditors.

FEES FOR SERVICES PROVIDED BY THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Fees for PwC, our independent auditors, for 2017 and 2016 are as follows:

Type of Fees	2017 ($ in millions)	2016 ($ in millions)
Audit Fees(1)	$29.9	$28.2
Audit-Related Fees(2)	5.5	5.2
Tax Fees(3)	6.1	6.5
All Other Fees(4)	0.6	1.8
TOTAL FEES	$42.1	$41.7

(1)	Fees for the audit of annual financial statements, the audits of effectiveness of internal control over financial reporting, reviews of quarterly financial statements filed in the reports on Form 10-Q, and statutory audits.
(2)	Fees for audit-related services primarily related to employee benefit plan audits, other audit-related reviews, agreed-upon procedures and systems pre-implementation review procedures.
(3)	Fees for tax services reported above included approximately $0.2 and $0.1 million, in 2017 and 2016, respectively, for tax compliance services.
(4)	Consists of fees not included in the Audit, Audit-Related or Tax categories, including fees for reviews performed to maintain compliance with various government regulations relating to the healthcare industry.

None of the services provided by PwC for fiscal years 2017 or 2016 were approved by the Audit Committee pursuant to the waiver of pre-approval provisions set forth in the applicable rules of the U.S. Securities and Exchange Commission.

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SHAREHOLDER PROPOSAL

The text of the shareholder proposal and supporting statement appear exactly as received by the Company unless otherwise noted. All statements contained in the proposal and supporting statements are the sole responsibility of the proponent(s). The proposal may contain assertions about the Company or other matters that the Company believes are incorrect, but the Company has not attempted to refute all such assertions. The Board recommends a vote against the shareholder proposal based on the reasons set forth in the Company’s statement in opposition following the shareholder proposal.

The address of the proponent will be provided promptly upon request. Requests may be sent in writing to the Office of the Secretary, Merck & Co., Inc., 2000 Galloping Hill Road, K1-4157, Kenilworth, NJ 07033 U.S.A., or by calling 908-740-4000.

PROPOSAL 4.	SHAREHOLDER PROPOSAL CONCERNING SHAREHOLDERS’ RIGHT TO ACT BY WRITTEN CONSENT

Kenneth Steiner, of Great Neck, New York, owner of at least $2,000 in value of common stock of the Company as of December 13, 2017, has given notice that he intends to present for action at the Annual Meeting the following proposal:

Proposal 4 — Right to Act by Written Consent

Shareholders request that our board of directors undertake such steps as may be necessary to permit written consent by shareholders entitled to cast the minimum number of votes that would be necessary to authorize the action at a meeting at which all shareholders entitled to vote thereon were present and voting. This written consent is to be consistent with applicable law and consistent with giving shareholders the fullest power to act by written consent consistent with applicable law. This includes shareholder ability to initiate any topic for written consent consistent with applicable law.

This proposal topic also won majority shareholder support at 13 major companies in a single year. This included 67%-support at both Allstate and Sprint. Hundreds of major companies enable shareholder action by written consent.

Taking action by written consent in lieu of a meeting is a means shareholders can use to raise important matters outside the normal annual meeting cycle. A shareholder right to act by written consent and to call a special meeting are 2 complimentary ways to bring an important matter to the attention of both management and shareholders outside the annual meeting cycle. More than 100 Fortune 500 companies provide for shareholders to call special meetings and to act by written consent.

Merck shareholders need the rights that shareholders of many Fortune 500 companies already have. This is especially important because management has completely ignored 2 consecutive shareholder proposals for an independent board chairman that received more than 45% support each. These 45%-supported proposals could have received higher votes (perhaps 51% each) if small shareholders had the same access to independent corporate governance recommendations as large shareholders. A well-known proxy advisor said that a board of directors should respond in some manner to a 20% shareholder vote. Compare this to 2 unanswered 45%-votes by Merck.

Ignoring these 45%-supported proposals is more serious given that Merck may have a weak Lead Director with little “skin in the game.” Lead Director, Leslie Brun, had a mere 100 “beneficially owned” shares. Three other Merck directors were in the same skimpy 100-share club. Meanwhile Merck directors were paid $300,000 for perhaps 300 hours of work.

Increasing the rights of shareholders through written consent is all the more important since our stock fell from $61 to $54 in one-year during a rising market.

Please vote to improve director accountability to shareholders:

Right to Act by Written Consent — Proposal 4

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BOARD OF DIRECTORS’ STATEMENT IN OPPOSITION TO THE PROPOSAL

The Board has carefully considered the proposal and, for the reasons described below, believes adopting the shareholder proposal is unnecessary in light of the many shareholder protections we already have in place.

Although the Board of Directors does not support the ability of shareholders to act by consent without a meeting, the Board has sought to afford shareholders with a greater ability to call and express their views at special shareholders meetings. In that connection, after substantial Company outreach to shareholders and consideration of feedback received from them, the Board amended the By-Laws of the Company in 2014 to allow holders of as little as 15% of the Company’s stock to call for a special shareholder meeting. In addition, under New Jersey corporate law, holders of 10% or more of the Company’s stock may submit to the New Jersey Superior Court a request for a special shareholder meeting, which the court may order upon a showing of good cause. Additionally, in 2015 the Board amended the By-Laws to provide a “proxy access” right that allows a group of as many as 20 shareholders who have held at least 3% of the outstanding shares for at least 3 years to nominate individuals representing up to 20% of the Board.

The Restated Certificate of Incorporation of the Company requires that all shareholder action be taken at an annual or special meeting to which all shareholders are invited, rather than by written consent. This is to ensure that all shareholders have a voice in critical matters affecting the Company as well as a meaningful and structured opportunity to exchange views with the Board before acting. If a subset of the Company’s shareholders could act by written consent without a meeting, amendments to the Company’s By-Laws and other corporate actions could be taken without all shareholders having an opportunity to provide input on the decision. Moreover, allowing shareholders to act by written consent can potentially expose the Company to numerous consent solicitations which would force the Company to incur significant expense and could cause disruption to its operations.

Separately, the Board would also like to note that certain statements made by the proponent regarding the Directors’ investments in the Company are incomplete. Such statements do not account for the portion of Director compensation held in the Company common stock account under the Plan for Deferred Payment of Directors’ Compensation, as described in the section of this proxy statement titled “Director Compensation—Directors’ Deferral Plan.”

The Board of Directors believes that the limitation on shareholders’ ability to act by written consent, coupled with the ability of shareholders to call a special meeting at relatively low thresholds and the ability of shareholders to nominate directors through proxy access, best protects the interests of all shareholders in a fair and balanced manner.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THIS PROPOSAL.

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QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

WHY DID I RECEIVE THIS PROXY STATEMENT?

The Board of Directors is soliciting your proxy to vote at the Annual Meeting because you were a shareholder at the close of business on March 28, 2018, the record date, and are entitled to vote at the Annual Meeting.

This proxy statement and 2017 Annual Report on Form 10-K (the “Proxy Material”), along with either a proxy card or a voting instruction form, or Notice of Internet Availability of Proxy Materials, as applicable, are being distributed to shareholders beginning on April 9, 2018. The proxy statement summarizes the information you need to know to vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares.

WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A SHAREHOLDER OF RECORD AND AS A BENEFICIAL OWNER?

If your shares are registered directly in your name with Merck’s transfer agent, Equinity Trust Company, you are considered, with respect to those shares, the shareholder of record. The Proxy Material and proxy card have been sent directly to you by Merck.

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares. The Proxy Material has been forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote your shares by using the voting instruction form included in the mailing or by following their instructions for voting by telephone or the internet.

WHAT SHARES ARE INCLUDED ON THE PROXY CARD?

The shares on your proxy card represent shares registered in your name, as well as shares in the Merck Stock Investment Plan. However, the proxy card does not include shares held for participants in the Merck & Co., Inc. U.S. Savings Plan, MSD Employee Stock Purchase and Savings Plan, Merck Puerto Rico Employee Savings Plans and Security Plan, Merck Frosst Canada Inc. Stock Purchase Plan, or the Hubbard LLC Employee Savings Plan. Instead, these participants will receive from plan trustees separate voting instruction cards covering these shares.

WHAT CONSTITUTES A QUORUM?

As of the record date, 2,692,714,729 shares of Merck common stock were issued and outstanding. Each share of common stock is entitled to one vote per share. A majority of the outstanding shares present in person or represented by proxy, constitutes a quorum for the transaction of business at the Annual Meeting. If you submit a properly executed proxy, then you will be considered part of the quorum.

HOW DO I ATTEND THE ANNUAL MEETING?

If you plan to attend the Annual Meeting, you must be a shareholder as of the record date, March 28, 2018, and obtain an admission ticket in advance following the New Admission Procedure set forth on page 7 of this proxy statement. Tickets will be available to registered and beneficial owners and to one guest accompanying each registered or beneficial owner.

HOW DO I VOTE?

If you are a shareholder of record, you may vote using any of the following methods:

■	Proxy card. Be sure to complete, sign and date the card and return it in the prepaid envelope.
■	Via the internet. You may vote via the internet at www.proxyvote.com. You will need the 16-digit control number on the proxy card or the Notice of Internet Availability of Proxy Materials. The internet voting will close at 11:59 p.m. Eastern Time on May 21, 2018.
■	By telephone. You may vote by calling 1-800-690-6903 (toll free). The telephone voting facilities will close at 11:59 p.m. Eastern Time on May 21, 2018.
■	In person at the Annual Meeting. All shareholders may vote in person at the Annual Meeting. Please see admission procedures for the Annual Meeting on page 7. You may also be represented by another person at the meeting by executing a proper proxy designating that person.

If you are a beneficial owner of shares, you may vote by following the voting instructions provided by your broker, bank or nominee. You must obtain a legal proxy from your broker, bank or nominee and present it to the inspectors of election with your ballot when you vote at the meeting. Please see admission procedures for the Annual Meeting on page 7 if you plan to attend the Annual Meeting in person.

WHAT CAN I DO IF I CHANGE MY MIND AFTER I VOTE MY SHARES?

If you are a shareholder of record, you may revoke your proxy at any time before it is voted at the Annual Meeting by:

■	sending written notice of revocation to the Secretary of the Company;
■	submitting a revised proxy by telephone, internet or paper ballot after the date of the revoked proxy; or
■	attending the Annual Meeting and voting in person.

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your broker, bank or nominee. You may also vote in person at the Annual Meeting if you obtain a legal proxy as described in the answer to the previous question.

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WHAT IF I RETURN MY PROXY CARD BUT DO NOT PROVIDE VOTING INSTRUCTIONS?

If you are a shareholder of record and you return your signed proxy card but do not indicate your voting preferences, the persons named in the proxy card will vote on your behalf as follows:

■	FOR the election as Directors of each of the 13 nominees named on pages 33 through 38 of this proxy statement;
■	FOR the approval of the compensation of our Named Executive Officers by a non-binding advisory vote;
■	FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for 2018; and
■	AGAINST the shareholder proposal.

WHAT IF I AM A BENEFICIAL OWNER AND DO NOT GIVE VOTING INSTRUCTIONS TO MY BROKER?

If you hold your shares through a broker, bank or nominee, your broker is not permitted to vote on your behalf on the election of directors and other matters to be considered at the Annual Meeting of Shareholders (except ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for 2018), unless you provide specific instructions by completing and returning the voting instruction form or following the instructions provided to you to vote your shares via telephone or the internet. If you do not provide voting instructions, your shares will not be voted on any proposal on which the broker does not have discretionary authority to vote. This is called a “broker non-vote”. For your vote to be counted, you will need to communicate your voting decision to your broker, bank or nominee before the date of the shareholder meeting.

WHAT IF I AM A PLAN PARTICIPANT AND DO NOT PROVIDE VOTING INSTRUCTIONS?

If voting instructions are not received for shares held in the Merck & Co., Inc. U.S. Savings Plan, MSD Employee Stock Purchase and Savings Plan or the Hubbard LLC Employee Savings Plan those shares will not be voted. If voting instructions are not received from participants in the Merck Puerto Rico Employee Savings and Security Plan, the plan trustee will vote the shares you hold in the same proportion as the shares held in these plans for which voting instructions were timely received. If voting instructions are not received from participants in the Merck Frosst Canada Inc. Stock Purchase Plan, the plan trustee will vote the shares in accordance with the recommendations of the Board of Directors.

WHAT IS “HOUSEHOLDING” AND HOW DOES IT AFFECT ME?

Merck has adopted the process called “householding” for mailing the Proxy Material or Notice of Internet Availability of Proxy Materials, as applicable, in order to reduce printing costs and postage fees. Householding means that shareholders who share the same last name and address will receive only one copy of the Proxy Material or Notice of Internet Availability of Proxy Materials, as applicable, unless we receive contrary instructions from any shareholder at that address. Merck will continue to mail a proxy card to each shareholder of record.

If you prefer to receive multiple copies of the Proxy Material or Notice of Internet Availability of Proxy Materials, as applicable, at the same address for the 2018 Annual Meeting or for future annual meetings, additional copies will be provided promptly upon written or oral request. If you are a shareholder of record, you may contact us by writing to EQ Shareowner Services, Attn: Householding/ Merck & Co., Inc., P.O. Box 64874, St. Paul, MN 55164-0874 or calling 1-800-522-9114. The request should also include your account number. Eligible shareholders of record receiving multiple copies of the Proxy Material or Notice of Internet Availability of Proxy Materials, as applicable, can request householding by contacting Merck in the same manner.

If you are a beneficial owner, you can request additional copies of the Proxy Material or Notice of Internet Availability of Proxy Materials, as applicable, or you can request householding by notifying your broker, bank or nominee.

WILL MY VOTES BE CONFIDENTIAL?

Yes. Only the personal information necessary to enable proxy execution, such as control number or shareholder signature, is collected on the paper or online proxy cards.

All shareholder proxies and ballots that identify individual shareholders are kept confidential and are not disclosed except as required by law.

WHO WILL COUNT THE VOTE?

Representatives of IVS Associates, Inc. will tabulate the votes and act as inspectors of election.

WHERE CAN I FIND THE RESULTS OF THE ANNUAL MEETING?

We will post the final voting results the Friday following the Annual Meeting on our website www.merck.com under “Investors.” We also intend to disclose the final voting results on Form 8-K within four business days of the Annual Meeting. Additionally, shareholders may call 1-800-CALL-MRK (1-800-225-5675) beginning on Friday, May 25, 2018.

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CAN I ACCESS THE PROXY MATERIAL ON THE INTERNET INSTEAD OF RECEIVING PAPER COPIES?

The Proxy Material is available on Merck’s website at www.merck. com/finance/proxy/overview.html. Shareholders of record may choose to stop receiving paper copies of Proxy Material in the mail by following the instructions given while you vote by telephone or through the internet. If you choose to access future Proxy Material on the internet, you will receive an e-mail message next year that will provide a link to those documents on the internet. Your choice will remain in effect until you advise us otherwise.

If you are a beneficial owner, please refer to the information provided by your broker, bank or nominee for instructions on how to elect to access future Proxy Material on the internet. Most beneficial owners who elect electronic access will receive an e-mail message next year containing the internet address for access to the Proxy Material.

WHERE CAN I FIND THE 2017 ANNUAL REPORT ON FORM 10-K?

The 2017 Annual Report on Form 10-K is available on Merck’s website at www.merck.com/finance/proxy/overview.html. In addition, we will provide without charge a copy of the 2017 Annual Report on Form 10-K, including financial statements and schedules, upon the written request of any shareholder to the Office of the Secretary, Merck & Co., Inc., 2000 Galloping Hill Road, K1- 4157, Kenilworth, NJ 07033 U.S.A.

HOW MUCH DID THIS PROXY SOLICITATION COST?

Morrow Sodali LLC has been hired by the Company to assist in the distribution of these proxy materials and solicitation of votes for $20,000, plus reasonable out-of-pocket expenses. Employees, officers and Directors of the Company may also solicit proxies by telephone or in-person meetings. We will pay the solicitation costs and reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to shareholders.

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SHAREHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR THE 2019 ANNUAL MEETING OF SHAREHOLDERS

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS FOR INCLUSION IN THE PROXY MATERIALS FOR THE 2019 ANNUAL MEETING OF SHAREHOLDERS

In order to be considered for inclusion in next year’s proxy statement in accordance with SEC Rule 14a-8, shareholder proposals must be submitted in writing to the Secretary of the Company, Merck & Co., Inc., 2000 Galloping Hill Road, K1-4157, Kenilworth, NJ 07033 U.S.A. and received at this address by the close of business, Eastern Standard Time, on December 10, 2018.

DIRECTOR NOMINEES FOR INCLUSION IN THE PROXY MATERIALS FOR THE 2019 ANNUAL MEETING OF SHAREHOLDERS (PROXY ACCESS)

Eligible shareholders who do not seek to use the advance notice provisions for nomination of directors in Section 2 of Article II of our By-Laws, as described below, but who instead intend to nominate a person for election as director under the proxy access provision in our By-Laws for inclusion in our Proxy Material, must comply with the provisions of and provide notice to us in accordance with Section 3 of Article II of our By-Laws. That Section sets forth the shareholder eligibility and other procedures that must be followed and the information that must be provided to us in order for an eligible shareholder to have included in our Proxy Material for the 2019 Annual Meeting of Shareholders up to two director nominees for election as director at the Annual Meeting of Shareholders. For the 2019 Annual Meeting of Shareholders, we must receive the required notice and information specified in Section 3 of Article II of our By-Laws no earlier than November 10, 2018 and no later than December 10, 2018, and such notice must be addressed to the Secretary of the Company, Merck & Co., Inc., 2000 Galloping Hill Road, K1-4157, Kenilworth, New Jersey 07033 U.S.A. Such notice must include the information required by our By-Laws, which are available on our website at www.merck.com/about/leadership.

SHAREHOLDER PROPOSALS, DIRECTOR NOMINATIONS, AND OTHER BUSINESS TO BE BROUGHT BEFORE THE 2019 ANNUAL MEETING OF SHAREHOLDERS

If a shareholder wishes to present proposals, director nominations or other business for consideration directly at the 2019 Annual Meeting of Shareholders, but does not intend to have such proposals or nominations included in Merck’s Proxy Material, he or she must submit the proposal in writing so that it is received by the Secretary of the Company, no earlier than December 23, 2018 and no later than January 22, 2019. However, in the event that the date of the 2019 Annual Meeting of Shareholders is more than 30 days earlier or later than the anniversary date of this year’s annual meeting, such notice must be so received not later than the close of business on the later of the 120th day prior to the 2019 Annual Meeting of Shareholders or the 10th day following the day on which a public announcement of the date of the 2019 Annual Meeting of Shareholders is first made.

Proposals and nominations should be addressed to the Secretary of the Company, Merck & Co., Inc., 2000 Galloping Hill Road, K1-4157, Kenilworth, New Jersey 07033 U.S.A.

Written notice of proposals or other business for consideration must contain the information specified in Article I, Section 6 of our By-Laws. Written notice of nomination must contain the information set forth in Article II, Section 2 of our By-Laws. Our By-Laws are available online at https://www.merck.com/about/leadership or upon request to the Secretary of the Company.

This written notice requirement does not apply to shareholder proposals properly submitted for inclusion in our proxy statement in accordance with the rules of the SEC and shareholder nominations of director candidates, which are described above.

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FORWARD LOOKING STATEMENTS

This Proxy Material contains “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and involve risks and uncertainties, which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding product development, product potential or financial performance. No forward-looking statement can be guaranteed and actual results may differ materially from those projected. Merck undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. Forward-looking statements should be evaluated together with the many uncertainties that affect Merck’s business, particularly those mentioned in the risk factors and cautionary statements in Item 1A of Merck’s Annual Report on Form 10-K for the year ended December 31, 2017, and in its periodic reports on Form 10-Q and current reports on Form 8-K, if any, which we incorporate by reference.

OTHER MATTERS

The Board of Directors is not aware of any other matters to come before the meeting. However, if any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote said proxy in accordance with their judgment in such matters.

MERCK & CO., INC.

April 9, 2018

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APPENDIX A -	NON-GAAP INCOME AND NON-GAAP EPS

Non-GAAP income and non-GAAP EPS are alternative views of the Company’s performance that Merck is providing because management believes this information enhances investors’ understanding of the Company’s results as it permits investors to understand how management assesses performance. Non-GAAP income and non-GAAP EPS exclude certain items because of the nature of these items and the impact that they have on the analysis of underlying business performance and trends. The excluded items (which should not be considered non-recurring) consist of acquisition and divestiture-related costs, restructuring costs and certain other items. These excluded items are significant components in understanding and assessing financial performance.

Non-GAAP income and non-GAAP EPS are important internal measures for the Company. Senior management receives a monthly analysis of operating results that includes non-GAAP EPS. Management uses these measures internally for planning and forecasting purposes and to measure the performance of the Company along with other metrics. Senior management’s annual compensation is derived in part using non-GAAP income and non-GAAP EPS. Since non-GAAP income and non-GAAP EPS are not measures determined in accordance with GAAP, they have no standardized meaning prescribed by GAAP and, therefore, may not be comparable to the calculation of similar measures of other companies. The information on non-GAAP income and non-GAAP EPS should be considered in addition to, but not as a substitute for or superior to, net income and EPS prepared in accordance with generally accepted accounting principles in the United States (“GAAP”).

A reconciliation between GAAP financial measures and non-GAAP financial measures is as follows:

($ in millions except per share amounts)	Year Ended December 31, 2017
Income before taxes as reported under GAAP	$6,521
Increase (decrease) for excluded items:
Acquisition and divestiture-related costs	3,760
Restructuring costs	927
Other items:
Aggregate charge related to the formation of an oncology collaboration with AstraZeneca	2,350
Other	(16)
Non-GAAP income before taxes	13,542
Taxes on income as reported under GAAP	4,103
Estimated tax benefit on excluded items(1)	785
Provisional net tax charge related to the enactment of the TCJA	(2,625)
Net tax benefits from the settlements of certain federal income tax issues	234
Tax benefit related to the settlement of a state income tax issue	88
Non-GAAP taxes on income	2,585
Non-GAAP net income	10,957
Less: Net income attributable to noncontrolling interests	24
Non-GAAP net income attributable to Merck & Co., Inc.	$10,933
EPS assuming dilution as reported under GAAP	$0.87
EPS difference(2)	3.11
Non-GAAP EPS assuming dilution	$3.98
(1)	The estimated tax impact on the excluded items is determined by applying the statutory rate of the originating territory of the non-GAAP adjustments.
(2)	Represents the difference between calculated GAAP EPS and calculated non-GAAP EPS, which may be different than the amount calculated by dividing the impact of the excluded items by the weighted-average shares for the applicable year.

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ACQUISITION AND DIVESTITURE-RELATED COSTS

Non-GAAP income and non-GAAP EPS exclude the impact of certain amounts recorded in connection with business acquisitions and divestitures. These amounts include the amortization of intangible assets and amortization of purchase accounting adjustments to inventories, as well as intangible asset impairment charges and expense or income related to changes in the estimated fair value measurement of contingent consideration. Also excluded are integration, transaction, and certain other costs associated with business acquisitions and divestitures.

RESTRUCTURING COSTS

Non-GAAP income and non-GAAP EPS exclude costs related to restructuring actions. These amounts include employee separation costs and accelerated depreciation associated with facilities to be closed or divested. Accelerated depreciation costs represent the difference between the depreciation expense to be recognized over the revised useful life of the asset, based upon the anticipated date the site will be closed or divested or the equipment disposed of, and depreciation expense as determined utilizing the useful life prior to the restructuring actions. Restructuring costs also include asset abandonment, shut-down and other related costs, as well as employee-related costs such as curtailment, settlement and termination charges associated with pension and other postretirement benefit plans and share-based compensation costs.

CERTAIN OTHER ITEMS

Non-GAAP income and non-GAAP EPS exclude certain other items. These items are adjusted for after evaluating them on an individual basis, considering their quantitative and qualitative aspects, and typically consist of items that are unusual in nature, significant to the results of a particular period or not indicative of future operating results. Excluded from non-GAAP income and non-GAAP EPS in 2017 is an aggregate charge related to the formation of a collaboration with AstraZeneca, a provisional net tax charge related to the enactment of the U.S. Tax Cuts and Jobs Act of 2017 (“TCJA”), a net benefit related to the settlement of certain federal income tax issues and a benefit related to the settlement of a state income tax issue.

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APPENDIX B –	EXPLANATION OF ADJUSTMENTS TO NON-GAAP RESULTS FOR INCENTIVE PLANS

Incentive Program	Financial Metric	Weighting of Component	Definition	Adjustments
Annual Incentive	Pipeline		The Company’s Research and Development goals for the incentive program	No Adjustments
	Revenue		The Company’s revenue	Excludes charges or items from the measurement of performance relating to (1) fluctuations in foreign exchange rates versus plan rates; (2) the impact of significant unplanned acquisitions and/or divestitures, extraordinary items and other unusual or non-recurring charges and/or events; and (3) the effects of significant accounting changes in accordance with U.S. generally accepted accounting principles (“GAAP”), or other significant legislative changes
	Pre-Tax Income		The Company’s income before taxes	All of the above; and (4) an event either not directly related to Company operations or not reasonably within the control of Company management
PSU	Operating Cash Flow		The sum of the Company’s after-tax Non-GAAP net income (attributable to the Company) less the change in working capital (working capital includes Trade Accounts Receivable and Inventory—including Trade Accounts Receivables and Inventory included in Other Assets—net of Accounts Payable) plus Non-GAAP depreciation and amortization for each of calendar year of the Award Period	All of the above
	Relative TSR		The comparison of the Company’s annualized total shareholder return (inclusive of reinvested dividends) to the median total shareholder return for the Peer Group	No Adjustments

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CORPORATE RESPONSIBILITY **AT MERCK**

MERCK
INVENTING FOR LIFE

To learn about our approach to corporate responsibility, including our commitment to environmental sustainability and how our work addresses the UN Sustainable Development Goals (SDGs), please visit **MSDresponsibility.com**.

ENVIRONMENTAL **SUSTAINABILITY GOALS**

We believe that companies are uniquely positioned to drive innovations that will increase our competitiveness and enable global development while protecting and preserving the planet and the communities in which we live and work.

That's why we recently established new goals, to help position our Company to succeed in an increasingly resource-constrained world.

DESIGN FOR THE ENVIRONMENT

GREEN & SUSTAINABLE SCIENCE

By 2020, **≥90 percent** of our new human health active pharmaceutical ingredient processes will meet internal sustainability targets at launch.

PACKAGING

Starting in 2017, **100 percent** of our new human health products will have packaging reviewed for environmental impact and improvement.

WATER

2015
2025

WATER USE & RISK

By 2025, we will maintain global water use **at or below 2015 levels**.

By 2020, we will **develop water conservation plans** for sites in "high water risk" locations.

CLIMATE

40%
2015
2025

GREENHOUSE GAS (GHG) EMISSIONS

By 2025, we will reduce Scope 1 and market-based Scope 2 GHG emissions **≥40 percent** from 2015 levels.

CO_2

RENEWABLE ENERGY

By 2025, **≥50 percent** of our purchased electricity will come from renewable sources.[1]

By 2040, **100 percent** of our purchased electricity will come from renewable sources.[1]

1 We have defined "purchased electricity" as electricity sourced from external suppliers as well as renewable electricity that was generated and utilized on-site where we retained the renewable attributes or where we have obtained renewable attributes through contract.

SUPPLY CHAIN

2025

2018 By 2018, **we will collect GHG emissions and water use data** from **≥90 percent** of our strategic suppliers with the highest environmental impact.

2020 By 2020, we will engage with those suppliers and request them to **identify GHG emission and water use reduction opportunities.**

2025 By 2025, **≥90 percent** of our strategic suppliers with the highest environmental impacts will **set their own GHG emission and water use reduction targets.**

WASTE

By 2025, **≤20 percent** of our global operational waste will be sent to landfills and incinerators.

By 2025, **≥50 percent** of sites will send zero waste to landfill.

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SCAN TO VIEW MATERIALS & VOTE

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions below to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 21, 2018. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 21, 2018. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Merck & Co., Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

SHAREHOLDER MEETING REGISTRATION
To vote and/or attend the meeting, go to the "Register for Meeting" link at www.proxyvote.com.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E40123-P02447-Z71772

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

MERCK & CO., INC.

Company Proposal —

The Board of Directors recommends you vote FOR each of the following Nominees:

1. *Election of Directors*

Nominees:

		For	Against	Abstain
1a.	Leslie A. Brun	☐	☐	☐
1b.	Thomas R. Cech	☐	☐	☐
1c.	Pamela J. Craig	☐	☐	☐
1d.	Kenneth C. Frazier	☐	☐	☐
1e.	Thomas H. Glocer	☐	☐	☐
1f.	Rochelle B. Lazarus	☐	☐	☐
1g.	John H. Noseworthy	☐	☐	☐
1h.	Paul B. Rothman	☐	☐	☐
1i.	Patricia F. Russo	☐	☐	☐
1j.	Craig B. Thompson	☐	☐	☐
1k.	Inge G. Thulin	☐	☐	☐
1l.	Wendell P. Weeks	☐	☐	☐
1m.	Peter C. Wendell	☐	☐	☐

Company Proposals —

The Board of Directors recommends you vote FOR proposals 2 and 3:	For	Against	Abstain
2. Non-binding advisory vote to approve the compensation of our named executive officers.	☐	☐	☐
3. Ratification of the appointment of the Company's independent registered public accounting firm for 2018.	☐	☐	☐
The Board of Directors recommends you vote AGAINST proposal 4:			
4. Shareholder proposal concerning shareholders' right to act by written consent.	☐	☐	☐

	Yes	No
Please indicate if you wish to view future meeting materials electronically via the Internet rather than receiving a hard copy.	☐	☐

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

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Merck & Co., Inc.
Annual Meeting of Shareholders
Tuesday, May 22, 2018, at 9:00 a.m.
Bridgewater Marriott
700 Commons Way, Bridgewater, New Jersey 08807

287
N
COMMONS WAY
206
BRIDGEWATER COMMONS MALL
BRIDGEWATER MARRIOTT
22

Parking is limited.

Follow Route 287 South to exit 17 (Route 202/206 South). Bear right immediately and make a right at the sign reading Commons Way. At first light, make a left onto Commons Way. Make a left at the fourth light.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on May 22, 2018:
The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

E40124-P02447-Z71772

MERCK **THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS**

The undersigned hereby appoints KENNETH C. FRAZIER and GERALYN S. RITTER as Proxies, each with the power to appoint his/her substitute, and hereby authorizes them to represent and to vote ALL of the stock of MERCK & CO., INC. standing in the name of the undersigned at the ANNUAL MEETING OF SHAREHOLDERS to be held on May 22, 2018, and at all adjournments or postponements thereof, upon the matters set forth on the reverse side, as designated, and upon such other matters as may properly come before the meeting. This card also provides voting instructions for shares held for the account of the undersigned in the Merck Stock Investment Plan. Any prior proxy or voting instructions are hereby revoked.

The shares represented by this proxy will be voted as directed by the shareholder and in accordance with the judgment of the Proxies upon any other matter that may properly come before the meeting and any adjournment or postponement thereof. If no specification is made, the shares will be voted FOR each nominee in Item 1, FOR Items 2 and 3 and AGAINST Item 4.

IF YOU VOTE BY TELEPHONE OR BY INTERNET, DO NOT MAIL THIS PROXY CARD. THE TELEPHONE AND INTERNET VOTING FACILITIES WILL CLOSE AT 11:59 P.M. ON MAY 21, 2018.

Please complete, sign, date and return the Proxy Card promptly using the enclosed envelope.
(Continued, and to be signed and dated on the reverse side.)